UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03451

SEI Daily Income Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: January 31, 2024

Date of reporting period: January 31, 2024

Item 1. Reports to Stockholders.

January 31, 2024

ANNUAL REPORT

SEI Daily Income Trust

❯	Government Fund

❯	Government II Fund

❯	Treasury II Fund

❯	Ultra Short Duration Bond Fund

❯	Short-Duration Government Fund

❯	GNMA Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance	4
Schedules of Investments	11
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets	52
Financial Highlights	56
Notes to Financial Statements	58
Report of Independent Registered Public Accounting Firm	70
Trustees and Officers of the Trust	72
Disclosure of Fund Expenses	75
Liquidity Risk Management Program	77
Board of Trustees’ Considerations in Approving the Advisory Agreement	78
Notice to Shareholders	84

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT for Ultra Short Duration Bond Fund, Short-Duration Government Fund & GNMA Fund. Additionally, for Government Fund, Government II Fund & Treasury II Fund, the Trust files monthly its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-MFP. The Trust’s Forms N-PORT and N-MFP are available on the Commission’s website at https://www.sec.gov.

Since the Funds in SEI Daily Income Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at https://www.sec.gov.

LETTER TO SHAREHOLDERS

January 31, 2024 (Unaudited)

To Our Shareholders

During the one-year reporting period ending January 31, 2024, global financial markets gyrated in response to concerns about central bank monetary policy, the strength of the global economy, a crisis in the U.S. regional banking sector, growing geopolitical tensions and, late in the period, a strong rally spurred by hopes that the Federal Reserve (Fed) and other global monetary policy-makers would pivot to cutting interest rates.

The Fed slowed the pace of its interest rate-hiking cycle over the first half of the reporting period as inflation moderated. The Fed raised the federal funds rate in four 0.25% increments between February and July to a range of 5.25% to 5.50%. However, the central bank left its benchmark rate unchanged for the remainder of the reporting period, ending a rate-hiking cycle that had begun in March 2022. Inflation in the U.S. moderated over the reporting period. The U.S. Department of Labor reported that the consumer-price index (CPI) rose by a higher-than-expected rate of 0.4% in December 2023 (the most recent reporting period) following a 0.1% uptick in November. The CPI advanced 3.4% year-over-year—up from the 3.1% annual rise in November. Food prices were up 0.2% for the month and advanced 2.7% over the previous 12-month period. The 3.9% rolling 12-month rise in core inflation, as measured by the CPI for all items less food and energy, was the smallest annual increase since August 2021, and was marginally lower than the 4.0% year-over-year upturn in November. Core inflation was up 0.3% in December, matching the increase during the previous month.

In a statement following its meeting in January 2024, the Federal Open Market Committee (FOMC) appeared open to interest-rate cuts later this year, noting that “the risks to achieving [the Fed’s] employment and inflation goals are moving into better balance.” However, the central bank cautioned that rate cuts are not imminent, as it “does not expect it will be appropriate to reduce the target [federal-funds] range until it has gained greater confidence that inflation is moving sustainably toward 2 percent…The FOMC would be prepared to adjust the stance of monetary policy as appropriate if risks emerge that could impede the attainment of FOMC’s goals.”

In early March 2023, the financial markets’ focus turned to the banking sector as two U.S.-based regional banks–Silicon Valley Bank (SVB) and Signature Bank–failed after depositors withdrew funds on fears regarding the valuation of the institutions’ bond portfolios. The Federal Deposit Insurance Corporation (FDIC) was appointed as receiver to SVB after the California Department of Financial Protection and Innovation– which oversees the operations of state-licensed financial institutions, including banks and credit unions–closed the bank. Occurring on the heels of the collapse of Silvergate Capital a few days earlier, SVB’s failure prompted investors to reconsider the safety of their positions across the banking industry. SVB is a unique entity, with a client base highly concentrated among startup, venture capital-backed companies. The deposits of the bank had increased tremendously over the previous few years and poor liquidity management of these assets appeared to have been a significant contributor to the collapse. Both Silvergate Capital and Signature Bank, which was shut down by New York state regulators in mid-March, were closely aligned with the highly speculative cryptocurrency industry. The banking sector subsequently recovered, with the KBW Regional Banking Index gaining nearly 33% from its low point on May 11, 2023, through the end of the reporting period on January 31, 2024.

Geopolitical Events

The geopolitical news during the reporting period was dominated by the ongoing Russia-Ukraine war, and later, escalating tensions in the Middle East. In February 2023, nearly a year after the conflict began, U.S. President Joe Biden made an unannounced trip to Ukraine to meet with President Volodymyr Zelenskyy and to encourage ongoing support from U.S. allies. The visit occurred as Russian President Vladimir Putin increased military activity in eastern Ukraine. President Biden’s trip was particularly risky as there was no protection from U.S. military personnel on the ground in Ukraine. Russia stepped up its assault on Ukraine late in the reporting period, launching massive missile attacks against several targets in Ukraine.

Long-simmering tensions in the Middle East escalated to war following a surprise attack on Israel by Hamas in early October 2023. In addition to the casualties resulting from Hamas’ initial incursion into Israel, the militant group and some of its allies abducted more than 200 soldiers and civilians. A one-week ceasefire in the military conflict between Israel and Hamas expired on November 30, after the two sides could not reach an agreement on an extension. The truce had led to several hostage and prisoner exchanges between Israel and Hamas. Each side blamed the other for the failure to extend the ceasefire, and fighting resumed following the expiration of the truce. In late January 2024, the U.S. and U.K. (with support from Australia, Bahrain, Canada, and the Netherlands) conducted

SEI Daily Income Trust

LETTER TO SHAREHOLDERS (Concluded)

January 31, 2024 (Unaudited)

airstrikes on several targets in Yemen. The military action was in response to Houthi rebel attacks on commercial shipping in the Red Sea off the coast of Yemen. The Houthi movement is an Iran-backed militant group that seized Sanaa, Yemen’s capital, in 2014. The group has attacked U.S. military bases in Iraq and Syria, as well as numerous commercial ships in the Red Sea, forcing international shipping companies to reroute their vessels around the Cape of Good Hope in South Africa, putting upward pressure on freight costs. In late January 2024, an Iran-backed militia group conducted a drone attack at a U.S. military base in Jordan, killing three U.S. troops. President Joe Biden indicated that the U.S. would retaliate for the attack.

Elsewhere, President Joe Biden and China’s President Xi Jinping met in California in mid-November 2023. The leaders of the world’s two largest economies agreed to resume military communications in an effort to improve relations between the countries amid speculation about China’s intention to invade Taiwan, as well as the Xi administration’s support of Russia in its ongoing conflict with Ukraine.

Economic Performance

According to the initial estimate from the Department of Commerce, U.S. gross domestic product (GDP) grew at an annualized rate of 3.3% in the fourth quarter of 2023, down from the 4.9% rise in the third quarter, but significantly exceeding expectations. The U.S. economy expanded by 2.5% for the 2023 calendar year, topping 2022’s 1.9% annual gain, bolstered by increases in consumer spending—which comprises more than two-thirds of U.S. GDP—and nonresidential fixed investment (purchases of both nonresidential structures and equipment and software). The main contributors to GDP for the fourth quarter included consumer spending, exports, state and local government spending, and nonresidential fixed investment. The government attributed the lower economic growth rate in the fourth quarter relative to the previous three-month period primarily to slowdowns in private inventory investment (a measure of the changes in values of inventories from one time period to the next) and federal government spending.

Inflation in the U.K. and the eurozone slowed considerably over the reporting period. The Office for National Statistics (ONS) reported that consumer prices in the U.K., as measured by the Consumer Prices Index (CPI) rose 4.0% year-over-year in December 2023, down sharply from the 10.4% annual increase in December 2022. Core inflation, which excludes volatile food prices, rose at an annual rate of 5.1% in December 2023—a decline from the 6.3% year-over-year upturn in December 2022. Eurostat pegged the inflation rate for the eurozone at 2.9% for the 12-month period ending in December, significantly lower than the 9.2% annual increase in December 2022. Core inflation rose at an annual rate of 3.4% in December 2023, down from the 6.2% year-over-year increase in December 2022.

Market Developments

Developed equity markets, as measured by the MSCI World Index, rallied sharply over the reporting period despite numerous bouts of volatility over the reporting period. However, emerging-market stocks, as represented by the MSCI Emerging Markets Index, ended the period in negative territory. North America was the top-performing region among the developed markets for the reporting period due mainly to strength in the U.S., while the Nordic countries benefited from a strong rally in Denmark. The Pacific ex Japan region lost ground and was the most notable laggard among developed markets over the period, attributable mainly to notable weakness in Hong Kong. The strongest performers among emerging markets included Eastern Europe (particularly Hungary and Greece) and Latin America (most notably Peru and Brazil), which achieved double-digit gains for the reporting period. Conversely, the Far East region posted a negative return and was the most notable laggard among the emerging markets for the period, attributable mainly to notable weakness in China.

Global fixed-income assets posted modest gains over the reporting period, with the Bloomberg Global Aggregate Bond Index returning 0.9%. Global high-yield bonds outperformed their corporate and government counterparts. In the U.S., high-yield bonds ended the period with notable gains, outperforming corporate bonds, mortgage-backed securities (MBS), and U.S. Treasurys. The U.S. Treasury yield curve remained inverted during the period, as yields on shorter-term bonds exceeded those on longer-dated securities (bond prices move inversely to interest rates). The yield on the 10-year U.S. Treasury note moved higher for most of the reporting period, crossing 5% in overnight trading on October 19—its highest level since July 2007. However, the 10-year yield fell sharply over the last three months of the reporting period, ending at 3.99%—up 0.47% year-over-year. Yields on 2-, 3-, and 5-year Treasury

SEI Daily Income Trust

LETTER TO SHAREHOLDERS (Concluded)

January 31, 2024 (Unaudited)

notes rose 0.06%, 0.15%, and 0.28%, respectively, during the period. The yield spread between 10- and 2-year notes narrowed from -0.69% to -0.28%.

Global commodity prices, as measured by the Bloomberg Commodity Total Return Index, fell 7.1% in U.S. dollar terms during the reporting period. Prices for West Texas Intermediate crude oil and Brent crude oil ended the period with declines of 3.8% and 5.7%, respectively, due to a significant increase in production in the U.S. and weakening global demand. Gold prices ended the period in positive territory as the U.S. dollar weakened (gold prices move inversely to the U.S. dollar) and the Fed slowed and subsequently paused its rate-hiking cycle. The New York Mercantile Exchange (NYMEX) natural gas price moved lower over the reporting period due to an increase in inventories and falling demand due to above-average temperatures in the U.S. in the early winter of 2023-2024. Wheat prices declined during the reporting period, hampered by Russia’s shipments of large quantities of cheaply priced grain. The downturn more than offset a rebound in the wheat price in the fourth quarter of 2023 due mainly to a reduction in exports from Ukraine due to the nation’s ongoing conflict with Russia.

Our View

We expect more subdued economic growth in the U.S. in 2024, perhaps deteriorating into a stagnant/mildly recessionary environment along the lines currently seen in much of Europe. While interest rates may no longer be rising, they remain high and are starting to bite harder. Households have smaller savings cushions to draw upon to sustain spending in excess of their incomes. Credit-card usage is up sharply and, as a result, delinquency rates are climbing. The situation is not yet critical or indicative of recession, but households will be more heavily reliant on a continued robust jobs market and strong wage growth in the months ahead. The good news is that the jobs market is still tight. However, there are signs of weakness cropping up.

The U.S. inflation rate has decelerated more quickly in recent months than we had expected. The U.S. led the global acceleration of inflation in 2021 and 2022; in 2023, it led the way down. Both the U.S. and the eurozone have enjoyed a decline in inflation back toward the 2% level, measured on a year-over year basis. The U.K. and France have been lagging in terms of inflation levels, but, nonetheless, have registered a rather sharp slowdown from their inflation-rate peaks.

Does the slowdown in inflation mean that central banks can confidently declare “mission accomplished”? In our opinion, the answer is a firm “no.” We note that the bulk of the improvement has come in volatile food and energy prices. We believe that the recent upbeat views regarding the U.S. economic and market outlook for this year have been overly optimistic. Investors are anticipating continued equity market dominance from the “Magnificent Seven” (Apple, Microsoft, Google parent Alphabet, Amazon, Nvidia, Meta, and Tesla), double-digit corporate earnings growth, massive interest-rate cuts from the Fed, and inflation that drops to 2% or lower and remains subdued.

While stock indexes fared notably well over the 12-month reporting period, it is important to note that many widely followed indexes are capitalization-weighted and, therefore, the largest stocks have a disproportionate effect on performance. This was certainly the case last year, as the Magnificent Seven drove the bulk of the gains.

Unlike the stock market, the U.S. bond market’s rally through much of 2023 was broad, driven by a pivot in central bank policy that saw an end to interest-rate hikes. Despite the upturn in the bond market last year (and falling yields, as bond prices and yields move inversely), as well as a bumpy start to 2024, we think that yields will likely remain more attractive than they have been in decades, which is good news for income-seeking investors.

Sincerely,

James Smigiel

Chief Investment Officer

SEI Daily Income Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2024 (Unaudited)

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Duration Bond Fund (the Fund) seeks to provide higher current income than that typically offered by a money-market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). For the year ending January 31, 2024, the sub-advisors were MetLife Investment Management, LLC (MetLife), and Wellington Management Company LLP (Wellington). There were no manager changes during the period.

III. Returns

For the year ending January 31, 2024, the Fund, Class F, returned 5.50%. The Fund’s benchmark—the Bloomberg Short U.S. Treasury 9-12 Month Index (which tracks the performance of U.S. Treasury securities that have a remaining maturity between 9 and 12 months)—returned 5.03%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve (Fed) continued to tighten monetary policy during the first half of the reporting period, and the federal-funds rate closed the year at a range of 5.25-5.50%. During the fourth quarter of 2023, bond yields declined, reversing the rise in yields during the third quarter of 2023. For most of the 2023 calendar year, yields moved higher due to increased U.S. Treasury supply, persistent inflation, and weakening overseas demand for U.S. Treasurys. In November and December 2023, Treasury yields rallied on the Fed’s dovish pivot, with the 10-year U.S. Treasury note yield ending 2023 at 3.88%, essentially where it began the reporting period after peaking at slightly above 5% in overnight trading on October 19—its highest level since July 2007. Agency mortgage-backed securities (MBS) comprised the only spread sector to record negative excess returns for the 12-month period ending January 31, 2024. Monetary policy tightening and continued interest-rate volatility weighed on the MBS sector. Spreads on investment-grade corporate bonds tightened further as fundamentals held up and issuance was lighter. Demand remained strong given the relatively high yields. Asset-backed securities (ABS) also outperformed during the period, with consumers remaining resilient in the face of elevated inflation as rising wages support spending.

The Fund outperformed its benchmark, the Bloomberg Short U.S. Treasury 9-12 Month Index, for the reporting period, benefiting from positions in several investment-grade credit sectors. Corporate bonds, ABS, and commercial mortgage-backed securities (CMBS) all outperformed comparable-duration (a measure of a security’s price-sensitivity to changes in interest rates) U.S. Treasurys during the period and provided the Fund with a yield advantage relative to the benchmark. Spreads narrowed during the year as credit fundamentals held up despite forecasts for a recession; new supply was manageable; and demand remained strong given the high yields. A significant allocation to ABS sectors also contributed to Fund performance due to continued resilient consumer spending supported by rising wages. An overweight to AAA rated collateralized loan obligations (CLO) enhanced Fund performance as floating-rate securities benefited from higher yields. The Secured Overnight Financing Rate (SOFR)—a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities—closed the period at 5.32%, in line with the federal-funds rate. Fund performance also benefited from an overweight allocation to agency CMBS. The Fund’s managers preferred senior tranches (securities that can be split up into smaller pieces and subsequently sold to investors). An overweight to agency MBS detracted from Fund performance as the sector lagged Treasurys following the Fed’s reduction of asset purchases. Duration positioning had little impact on performance as the Fund was close to neutral relative to the benchmark for much of the period.

Both of the Fund’s sub-advisors, MetLife and Wellington, contributed to the Fund’s outperformance for the reporting period, benefiting from similar exposures, including corporate bonds and ABS. Wellington’s performance also was bolstered by its overweight allocations to non-agency MBS and AAA rated CLOs, while MetLife’s allocation to prime auto ABS had a positive impact on Fund performance over the period.

Regarding the use of derivatives during the period, the Fund employed Treasury futures to efficiently manage duration and yield-curve exposures. Additionally, the Fund used TBA forward contracts (TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and GNMA) to manage market exposures.

SEI Daily Income Trust

None of these derivatives had a meaningful impact on Fund performance for the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

Ultra Short Duration Bond Fund:

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F	5.50%	1.76%	1.99%	1.60%	2.86%
Class Y	5.58%	1.84%	2.07%	N/A	1.88%
Bloomberg Short U.S. Treasury 9-12 Month Index	5.03%	1.63%	1.84%	1.32%	1.52%

Comparison of Change in the Value of a $10,000 Investment in the Ultra Short Duration Bond Fund, Class F and Class Y, versus the Bloomberg Short U.S. Treasury 9-12 Month Index.

1

For the periods ended January 31, 2024. Past performance is no indication of future performance. Class F Shares were offered beginning 9/28/93. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class Y Shares were offered beginning 8/31/15.

N/A — Not Available.

SEI Daily Income Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2024 (Unaudited)

Short-Duration Government Fund

I. Objective

The Short-Duration Government Fund (the Fund) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). For the year ending January 31, 2024, the sub-advisor was Wellington Management Company LLP (Wellington). No manager changes were made during the period.

III. Returns

For the year ending January 31, 2024, the Fund, Class F shares, returned 3.78%. The Fund’s benchmark—the ICE BofA 1-3 Year U.S. Treasury Index (which tracks the performance of direct sovereign debt of the U.S. government having a maturity of at least one year and less than three years)—returned 3.95%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve (Fed) continued to tighten monetary policy during the first half of the reporting period, and the federal-funds rate closed the year at a range of 5.25-5.50%. During the fourth quarter of 2023, bond yields declined, reversing the rise in yields during the third quarter of 2023. For most of the 2023 calendar year, yields moved higher due to increased U.S. Treasury supply, persistent inflation, and weakening overseas demand for U.S. Treasurys. In November and December 2023, Treasury yields rallied on the Fed’s dovish pivot, with the 10-year U.S. Treasury note yield ending 2023 at 3.88%, essentially where it began the reporting period after peaking at slightly above 5% in overnight trading on October 19—its highest level since July 2007. Agency mortgage-backed securities (MBS) comprised the only spread sector to record negative excess returns for the 12-month period ending January 31, 2024. Monetary policy tightening and continued interest-rate volatility weighed on the MBS sector. Spreads on investment-grade corporate bonds tightened further as fundamentals held up and issuance was lighter. Demand remained strong given the relatively high yields. Asset-backed securities (ABS) also outperformed during the period, with consumers remaining resilient in the face of elevated inflation as rising wages support spending.

The Fund’s overweight to agency MBS detracted from performance for the reporting period as the sector recorded negative excess returns; however, this was offset by security selection within the sector. Agency MBS lagged as the Fed continued monetary policy tightening and interest-rate volatility was elevated for much of the period. Performance across bond interest coupons varied during the period, with issues with higher coupons generally outperforming those with lower coupons. An overweight to and selection within agency collateralized mortgage obligations (CMOs) added to performance as the sector has more predictable cash flows than to-be-announced (TBA) securities (the actual security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made). As of the end of the reporting period, the Fund’s sub-advisor, Wellington Management Company, preferred mid-tier coupons of 4%-5%, given their attractive relative value. An overweight to agency commercial mortgage-backed securities (CMBS) contributed to Fund performance for the period. The Fund’s holdings in CMBS include Fannie Mae (Federal National Mortgage Association) DUS (Delegated Underwriting and Servicing) bonds and Freddie K bonds (multi-family housing loans).

The Fund used derivatives on a limited basis over the reporting period. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration (a measure of a security’s price-sensitivity to changes in interest rates). The Fund used Treasury futures and TBA forward contracts to manage duration, yield-curve and market exposures (TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and GNMA). Treasury futures did not have a significant impact on Fund performance for the period.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

SEI Daily Income Trust

Short-Duration Government Fund:

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F	3.78%	-0.30%	1.11%	0.91%	3.84%
Class Y	3.85%	-0.17%	1.25%	N/A	1.06%
ICE BofA 1-3 Year U.S. Treasury Index	3.95%	0.09%	1.32%	1.08%	3.98%

Comparison of Change in the Value of a $10,000 Investment in the Short-Duration Government Fund, Class F and Class Y, versus the ICE BofA 1-3 Year U.S. Treasury Index.

1

For the periods ended January 31, 2024. Past performance is no indication of future performance. Class F Shares were offered beginning 2/17/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class Y Shares were offered beginning 12/31/14.

N/A — Not Available.

SEI Daily Income Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

January 31, 2024 (Unaudited)

GNMA Fund

I. Objective

The GNMA Fund (the Fund) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). For the year ending January 31, 2024, the sub-advisor was Wellington Management Company LLP (Wellington). No manager changes were made during the period.

III. Returns

For the year ending January 31, 2024, the Fund, Class F shares, returned 1.51%. The Fund’s benchmark—the Bloomberg GNMA Index (which tracks the performance of securitized mortgage pools backed by the Government National Mortgage Association (GNMA))—returned 1.55%.

IV. Performance Discussion

As noted in the shareholder letter, the Federal Reserve (Fed) continued to tighten monetary policy during the first half of the reporting period, and the federal-funds rate closed the year at a range of 5.25-5.50%. During the fourth quarter of 2023, bond yields declined, reversing the rise in yields during the third quarter of 2023. For most of the 2023 calendar year, yields moved higher due to increased U.S. Treasury supply, persistent inflation, and weakening overseas demand for U.S. Treasurys. In November and December 2023, Treasury yields rallied on the Fed’s dovish pivot, with the 10-year U.S. Treasury note yield ending 2023 at 3.88%, essentially where it began the reporting period after peaking at slightly above 5% in overnight trading on October 19—its highest level since July 2007. Agency mortgage-backed securities (MBS) comprised the only spread sector to record negative excess returns for the 12-month period ending January 31, 2024. Monetary policy tightening and continued interest-rate volatility weighed on the MBS sector. Spreads on investment-grade corporate bonds tightened further as fundamentals held up and issuance was lighter. Demand remained strong given the relatively high yields. Asset-backed securities (ABS) also outperformed during the period, with consumers remaining resilient in the face of elevated inflation as rising wages support spending.

The Fund’s overweight to and security selection within agency collateralized mortgage obligations (CMOs) bolstered performance for the reporting period, as the sector has more predictable cash flows than to-be-announced (TBA) securities (the actual security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made). Security selection within agency MBS and an overweight to agency commercial mortgage-backed securities (CMBS) contributed to Fund performance during the period. Performance across bond interest coupons varied during the period, with higher coupons generally outperforming lower coupons. Declining interest rates may potentially increase prepayment speeds in higher-coupon securities, while the lowest coupons maintain a better convexity (the relationship between bond prices and interest rates) profile. As of the end of the reporting period, the Fund’s sub-advisor, Wellington Management Company, preferred mid-tier coupons of 4%-5%, given their attractive relative value.

The Fund used derivatives on a limited basis during the reporting period. U.S. Treasury futures were used to manage yield-curve exposure and overall portfolio duration (a measure of a security’s price-sensitivity to changes in interest rates). The Fund used Treasury futures and TBA forward contracts to manage duration, yield-curve and market exposures. (TBA forward contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—FNMA, FHLMC and GNMA.) Treasury futures had no impact on Fund performance for the reporting period. The Fund made selective use of mortgage derivatives, such as interest-only STRIPS (Separate Trading of Registered Interest and Principal of Securities), principal-only STRIPS, and inverse floaters (a type of bond whose coupon rate moves in the opposite direction of short-term interest rates). The yields on these securities are sensitive to the expected or anticipated rate of principal payments on the underlying assets, and principal payments may have a material effect on their yields. These instruments are purchased only when rigorous stress-testing and analysis suggest that a higher return can be earned at a similar or lower risk compared to non-derivative securities.

Investing is subject to risk, including the possible loss of principal. Past performance is not an indication of future results.

SEI Daily Income Trust

GNMA Fund:

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Class F	1.51%	-2.96%	-0.18%	0.95%	4.90%
Class Y	1.76%	-2.71%	0.07%	N/A	0.67%
Bloomberg GNMA Index	1.55%	-2.60%	0.08%	1.11%	5.22%

Comparison of Change in the Value of a $10,000 Investment in the GNMA Fund, Class F and Class Y, versus the Bloomberg GNMA Index.

1

For the periods ended January 31, 2024. Past performance is no indication of future performance. Class F Shares were offered beginning 3/20/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Class Y Shares were offered beginning 10/30/15.

N/A — Not Available.

SEI Daily Income Trust

Definition of Indices*

Bloomberg Commodity Total Return Index comprises futures contracts and tracks the performance of a fully collateralized investment in the index. This combines the returns of the index with the returns on cash collateral invested in 13-week (three-month) U.S. Treasury bills.

Bloomberg Global Aggregate Bond Index is a market capitalization-weighted index that tracks the performance of investment-grade (rated BBB- or higher by S&P Global Ratings/Fitch Ratings or Baa3 or higher by Moody’s Investors Service) fixed-income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

KBW Regional Banking Index tracks the performance of U.S. regional banks and thrifts that are publicly traded in the U.S.

MSCI Emerging Markets Index is a free float-adjusted (i.e., including only shares that are available for public trading) market capitalization-weighted index that tracks the performance of emerging-market equities.

MSCI World Index tracks the performance of the large- and mid-cap segments of equity markets across 23 developed-market countries. The index’s 1,517 constituents comprise approximately 85% of the free float-adjusted (i.e., including only shares that are available for public trading) market capitalization in each country.

*	An Index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Government Fund

†	Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 36.2%
U.S. Treasury Bill (A)
5.297%, 02/01/2024	$18,270	$18,270
8.524%, 02/06/2024	33,886	33,861
5.319%, 02/13/2024	31,472	31,417
6.459%, 02/29/2024	57,187	56,949
39.856%, 03/05/2024	925	920
0.000%, 03/14/2024	35,308	35,091
5.348%, 03/19/2024	211,483	210,032
5.319%, 03/26/2024	31,480	31,231
5.488%, 04/04/2024	105,540	104,554
5.309%, 04/16/2024	11,821	11,692
5.238%, 04/18/2024	104,376	103,226
5.291%, 05/07/2024	147,837	145,787
5.414%, 05/16/2024	209,465	206,245
5.275%, 05/21/2024	15,240	14,999
5.371%, 05/23/2024	246,920	242,902
5.269%, 05/28/2024	4,937	4,854
0.000%, 06/04/2024	43,741	42,994
5.213%, 06/13/2024	16,026	15,725
5.267%, 06/20/2024	17,142	16,800
5.178%, 07/05/2024	164,704	161,125
5.152%, 07/11/2024	120,449	117,744
5.106%, 07/18/2024	205,079	200,315
5.149%, 07/25/2024	153,138	149,402
0.000%, 08/01/2024	91,357	89,055
5.422%, 09/05/2024	31,895	30,905
5.363%, 10/31/2024	15,607	15,004
4.810%, 12/26/2024	39,872	38,198
4.791%, 01/23/2025	37,420	35,724
U.S. Treasury Bill - When Issued
5.375%, 03/12/2024	34,341	34,139
U.S. Treasury Bill - WI Post Auction
5.404%, 05/09/2024	163,034	160,700
U.S. Treasury Notes
0.625%, 10/15/2024	14,275	13,826
5.445%, USBMMY3M + 0.140%, 10/31/2024 (B)	145,400	145,435
5.505%, USBMMY3M + 0.200%, 01/31/2025 (B)	90,000	90,000
5.430%, USBMMY3M + 0.125%, 07/31/2025 (B)	187,370	187,344
5.475%, USBMMY3M + 0.170%, 10/31/2025 (B)	129,511	129,488

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
5.550%, USBMMY3M + 0.245%, 01/31/2026 (B)	$90,055	$90,055

Total U.S. Treasury Obligations
(Cost $3,016,008) ($ Thousands)		3,016,008

U.S. GOVERNMENT AGENCY OBLIGATIONS — 22.4%
FFCB
5.360%, SOFRRATE + 0.050%, 05/09/2024 (B)	59,285	59,285
5.400%, SOFRRATE + 0.090%, 08/26/2024 (B)	77,740	77,740
5.395%, SOFRRATE + 0.085%, 09/23/2024 (B)	29,430	29,430
5.450%, SOFRRATE + 0.140%, 11/07/2024 (B)	51,805	51,805
5.125%, 12/04/2024	13,585	13,580
5.480%, SOFRRATE + 0.170%, 01/23/2025 (B)	16,755	16,755
5.450%, SOFRRATE + 0.140%, 05/27/2025 (B)	54,365	54,365
FHLB
5.355%, SOFRRATE + 0.035%, 02/05/2024 (B)	34,400	34,400
5.350%, SOFRRATE + 0.040%, 02/20/2024 (B)	232,965	232,965
5.450%, 03/08/2024	27,135	27,133
5.360%, SOFRRATE + 0.050%, 03/18/2024 (B)	122,420	122,420
5.360%, SOFRRATE + 0.050%, 03/25/2024 (B)	72,395	72,395
4.900%, 04/15/2024	61,580	61,493
5.310%, SOFRRATE + 0.000%, 05/08/2024 (B)	25,995	25,995
5.310%, SOFRRATE + 0.000%, 05/09/2024 (B)	21,400	21,400
5.380%, SOFRRATE + 0.070%, 07/12/2024 (B)	13,350	13,350
5.415%, SOFRRATE + 0.105%, 10/28/2024 (B)	40,500	40,501
5.530%, 01/08/2025	36,915	36,915
5.470%, SOFRRATE + 0.160%, 07/21/2025 (B)	70,590	70,590
FHLB DN (A)
4.910%, 02/02/2024	28,755	28,751
5.287%, 02/05/2024	4,983	4,980
5.168%, 02/09/2024	120,005	119,873
5.345%, 03/15/2024	120,795	120,037
5.464%, 06/14/2024	82,000	80,398
5.164%, 08/02/2024	64,892	63,241
5.023%, 09/03/2024	10,248	9,952
4.969%, 10/04/2024	109,635	106,035

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Government Fund (Concluded)

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.236%, 11/01/2024	$96,819	$93,140
5.149%, 11/04/2024	10,340	9,949
4.919%, 11/12/2024	8,859	8,528
4.808%, 12/30/2024	24,841	23,786
4.833%, 01/03/2025	105,267	100,724
FNMA
2.625%, 09/06/2024	36,475	35,875

Total U.S. Government Agency Obligations
(Cost $1,867,786) ($ Thousands)		1,867,786

REPURCHASE AGREEMENTS(C) — 36.1%
Barclays Bank
5.310%, dated 01/31/24, to be repurchased on 02/01/24, repurchase price $250,036,875 (collateralized by a U.S. Treasury Obligation, par value $248,058,000, 4.625%, 10/15/2026, with a total market value of $255,000,037)	250,000	250,000
BNP Paribas
5.310%, dated 01/31/24, to be repurchased on 02/01/24, repurchase price $200,029,500 (collateralized by U.S. Treasury Obligations, ranging in par value $1 - $169,938,000, 0.000% - 4.625%, 05/31/2027 - 08/15/2043, with a total market value of $204,000,000)	200,000	200,000
BOFA Securities
5.320%, dated 01/31/24, to be repurchased on 02/01/24, repurchase price $200,029,556 (collateralized by GNMA Obligations, ranging in par value $1,297,734 - $210,849,993, 1.500% - 6.000%, 06/20/2046 - 10/20/2053, with a total market value of $204,000,000)	200,000	200,000
Citigroup Global Markets
5.310%, dated 01/31/24, to be repurchased on 02/01/24, repurchase price $200,029,500 (collateralized by U.S. Treasury Obligations, ranging in par value $25,070,800 - $173,751,700, 1.250% - 4.500%, 04/30/2028 - 11/15/2033, with a total market value of $204,000,015)	200,000	200,000

Description	Face Amount (Thousands)	Value ($ Thousands)
REPURCHASE AGREEMENTS(C) (continued)
Citigroup Global Markets
5.320%, dated 01/31/24, to be repurchased on 02/01/24, repurchase price $105,015,517 (collateralized by GNMA Obligations, ranging in par value $1,000 - $25,109,820, 3.000% - 7.500%, 04/20/2053, with a total market value of $107,100,001)	$105,000	$105,000
Goldman Sachs
5.320%, dated 01/31/24, to be repurchased on 02/01/24, repurchase price $450,066,500 (collateralized by a U.S. Treasury Obligation, par value $564,246,600, 0.625%, 05/15/2030, with a total market value of $459,000,004)	450,000	450,000
Goldman Sachs
5.310%, dated 01/31/24, to be repurchased on 02/01/24, repurchase price $100,014,750 (collateralized by U.S. Treasury Obligations, ranging in par value $6,121,868 - $102,872,000, 0.000% - 2.750%, 08/15/2032 - 02/15/2043, with a total market value of $102,000,000)	100,000	100,000
J.P. Morgan Securities
5.310%, dated 01/31/24, to be repurchased on 02/01/24, repurchase price $100,014,750 (collateralized by a U.S. Treasury Obligation, par value $105,261,100, 1.000%, 12/15/2024, with a total market value of $102,000,022)	100,000	100,000
Mizuho Securities
5.320%, dated 01/31/24, to be repurchased on 02/01/24, repurchase price $250,036,944 (collateralized by FNMA, ranging in par value $12,000 - $79,239,165, 2.000% - 7.000%, 09/01/2025 - 01/01/2059, with a total market value of $257,500,000)	250,000	250,000
MUFG Securities Americas
5.310%, dated 01/31/24, to be repurchased on 02/01/24, repurchase price $270,039,825 (collateralized by U.S. Treasury Obligations, ranging in par value $100 - $123,951,200, 0.000% - 4.000%, 04/15/2025 - 05/15/2047, with a total market value of $275,400,008)	270,000	270,000

SEI Daily Income Trust

Description	Face Amount (Thousands)	Value ($ Thousands)
REPURCHASE AGREEMENTS(C) (continued)
Natixis S.A.
5.310%, dated 01/31/24, to be repurchased on 02/01/24, repurchase price $500,073,750 (collateralized by U.S. Treasury Obligations, ranging in par value $23,080,900 - $159,775,000, 0.250% - 5.000%, 05/31/2025 - 06/30/2030, with a total market value of $510,000,053)	$500,000	$500,000
TD Securities
5.320%, dated 01/31/24, to be repurchased on 02/01/24, repurchase price $75,011,083 (collateralized by U.S. Treasury Obligations, ranging in par value $27,470,600 - $71,247,400, 1.875% - 3.875%, 02/15/2041 - 02/15/2043, with a total market value of $76,500,010)	75,000	75,000
TD Securities
5.310%, dated 01/31/24, to be repurchased on 02/01/24, repurchase price $10,001,475 (collateralized by a U.S. Treasury Obligation, par value $9,384,900, 5.500%, 08/15/2028, with a total market value of $10,200,055)	10,000	10,000
The Bank of Nova Scotia
5.310%, dated 01/31/24, to be repurchased on 02/01/24, repurchase price $301,044,398 (collateralized by U.S. Treasury Obligations, ranging in par value $100 - $71,363,200, 0.125% - 6.750%, 02/29/2024 - 05/15/2053, with a total market value of $307,065,322)	301,000	301,000
Total Repurchase Agreements
(Cost $3,011,000) ($ Thousands)		3,011,000

Total Investments — 94.7%
(Cost $7,894,794) ($ Thousands)		$7,894,794

Percentages are based on a Net Assets of $8,339,739 ($ Thousands).
(A)	The rate reported is the effective yield at time of purchase.
(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Tri-Party Repurchase Agreement.

As of January 31, 2024, all of the Fund's investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Government II Fund

†	Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 76.9%
U.S. Treasury Bill (A)
5.278%, 02/01/2024	$9,773	$9,773
5.376%, 02/06/2024	307,407	307,182
6.874%, 02/08/2024	28,968	28,938
5.290%, 02/13/2024	244,760	244,330
6.040%, 02/15/2024	17,407	17,372
5.301%, 02/20/2024	119,500	119,167
5.299%, 02/22/2024	43,500	43,366
5.357%, 02/27/2024	204,770	203,990
8.942%, 02/29/2024	4,224	4,206
7.331%, 03/05/2024	8,834	8,791
8.563%, 03/07/2024	11,137	11,080
0.000%, 03/14/2024	31,261	31,069
5.328%, 03/19/2024	148,666	147,643
5.319%, 03/26/2024	8,985	8,914
5.488%, 04/04/2024	21,525	21,324
5.309%, 04/16/2024	2,188	2,164
5.295%, 04/18/2024	26,001	25,710
5.295%, 04/25/2024	35,000	34,573
5.301%, 04/30/2024	75,000	74,034
5.291%, 05/07/2024	41,130	40,559
5.414%, 05/16/2024	37,620	37,042
5.269%, 05/28/2024	1,330	1,308
0.000%, 06/04/2024	11,576	11,378
5.205%, 06/13/2024	12,436	12,206
5.267%, 06/20/2024	9,265	9,080
5.185%, 07/05/2024	3,989	3,902
5.152%, 07/11/2024	33,505	32,753
5.107%, 07/18/2024	57,100	55,774
5.148%, 07/25/2024	29,935	29,205
0.000%, 08/01/2024	24,823	24,197
5.422%, 09/05/2024	7,005	6,788
5.363%, 10/31/2024	3,730	3,586
4.809%, 12/26/2024	11,155	10,687
5.515%, 01/23/2025	9,033	8,622
U.S. Treasury Bill - When Issued
5.381%, 03/12/2024	35,580	35,371
U.S. Treasury Bill - WI Post Auction
5.404%, 05/09/2024	78,996	77,865
U.S. Treasury Notes
5.342%, USBMMY3M + 0.037%, 07/31/2024 (B)	8,000	7,998
5.445%, USBMMY3M + 0.140%, 10/31/2024 (B)	60,000	60,016
5.430%, USBMMY3M + 0.125%, 07/31/2025 (B)	6,790	6,784
5.475%, USBMMY3M + 0.170%, 10/31/2025 (B)	34,089	34,078

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
5.550%, USBMMY3M + 0.245%, 01/31/2026 (B)	$25,785	$25,785

Total U.S. Treasury Obligations
(Cost $1,878,610) ($ Thousands)		1,878,610

U.S. GOVERNMENT AGENCY OBLIGATIONS — 25.2%
FFCB
5.360%, SOFRRATE + 0.050%, 05/09/2024 (B)	11,010	11,010
5.400%, SOFRRATE + 0.090%, 08/26/2024 (B)	18,510	18,510
5.395%, SOFRRATE + 0.085%, 09/23/2024 (B)	6,500	6,500
5.450%, SOFRRATE + 0.140%, 11/07/2024 (B)	11,180	11,180
5.125%, 12/04/2024	3,224	3,223
5.480%, SOFRRATE + 0.170%, 01/23/2025 (B)	3,245	3,245
5.450%, SOFRRATE + 0.140%, 05/27/2025 (B)	12,935	12,935
FFCB DN
5.437%, 09/19/2024 (A)	5,070	4,902
FHLB
5.355%, SOFRRATE + 0.035%, 02/05/2024 (B)	8,500	8,500
5.350%, SOFRRATE + 0.040%, 02/20/2024 (B)	54,015	54,015
5.360%, SOFRRATE + 0.050%, 03/18/2024 (B)	27,580	27,580
5.360%, SOFRRATE + 0.050%, 03/25/2024 (B)	16,735	16,735
4.900%, 04/15/2024	14,075	14,055
5.310%, SOFRRATE + 0.000%, 05/08/2024 (B)	6,850	6,850
5.310%, SOFRRATE + 0.000%, 05/09/2024 (B)	5,900	5,900
5.310%, SOFRRATE + 0.000%, 05/20/2024 (B)	99,000	99,000
5.310%, SOFRRATE + 0.000%, 07/05/2024 (B)	15,000	15,000
5.380%, SOFRRATE + 0.070%, 07/12/2024 (B)	3,190	3,190
5.530%, 01/08/2025	8,640	8,640
5.470%, SOFRRATE + 0.160%, 07/21/2025 (B)	15,440	15,440
FHLB DN (A)
4.910%, 02/02/2024	6,125	6,124
5.287%, 02/05/2024	1,188	1,187
5.351%, 02/07/2024	72,000	71,937
5.177%, 02/09/2024	26,340	26,311
5.345%, 03/15/2024	29,205	29,022

SEI Daily Income Trust

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.461%, 06/10/2024	$26,100	$25,605
5.464%, 06/14/2024	18,000	17,648
5.146%, 08/02/2024	25,800	25,145
5.024%, 09/03/2024	2,397	2,328
4.970%, 10/04/2024	15,000	14,508
5.230%, 11/01/2024	23,754	22,852
5.150%, 11/04/2024	2,454	2,361
4.919%, 11/12/2024	2,458	2,366
4.936%, 11/26/2024	14,910	14,325
4.808%, 12/30/2024	6,985	6,688

Total U.S. Government Agency Obligations
(Cost $614,817) ($ Thousands)		614,817

Total Investments — 102.1%
(Cost $2,493,427) ($ Thousands)		$2,493,427

Percentages are based on a Net Assets of $2,441,618 ($ Thousands).
(A)	The rate reported is the effective yield at time of purchase.
(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

As of January 31, 2024, all of the Fund's investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Treasury II Fund

†	Percentages are based on total investments.

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 101.2%
U.S. Treasury Bill (A)
5.267%, 02/01/2024	$6,623	$6,623
5.421%, 02/06/2024	63,705	63,658
5.829%, 02/08/2024	20,741	20,720
5.312%, 02/13/2024	43,480	43,403
5.364%, 02/20/2024	25,000	24,930
5.328%, 02/22/2024	35,811	35,701
5.367%, 02/27/2024	47,052	46,873
8.288%, 02/29/2024	1,147	1,142
5.607%, 03/05/2024	13,995	13,927
6.756%, 03/07/2024	5,490	5,462
0.000%, 03/14/2024	6,309	6,270
5.337%, 03/19/2024	18,807	18,678
5.310%, 03/26/2024	16,955	16,821
5.488%, 04/04/2024	5,370	5,320
5.310%, 04/16/2024	877	867
5.244%, 04/18/2024	5,982	5,916
5.295%, 04/25/2024	8,000	7,902
5.301%, 04/30/2024	12,000	11,845
5.291%, 05/07/2024	9,175	9,048
5.414%, 05/16/2024	8,815	8,680
5.276%, 05/21/2024	930	915
5.270%, 05/28/2024	287	282
0.000%, 06/04/2024	2,548	2,505
5.201%, 06/13/2024	2,076	2,038
5.179%, 07/05/2024	9,882	9,667
5.153%, 07/11/2024	7,454	7,287
5.107%, 07/18/2024	11,946	11,668
5.149%, 07/25/2024	9,534	9,301
0.000%, 08/01/2024	5,502	5,364
5.423%, 09/05/2024	1,755	1,701
4.810%, 12/26/2024	2,468	2,364
5.512%, 01/23/2025	2,003	1,912
U.S. Treasury Bill - When Issued
5.381%, 03/12/2024	8,083	8,036
U.S. Treasury Bill - WI Post Auction
5.404%, 05/09/2024	18,067	17,808
U.S. Treasury Notes
5.230%, USBMMY3M + -0.075%, 04/30/2024 (B)	5,890	5,889
5.342%, USBMMY3M + 0.037%, 07/31/2024 (B)	13,000	13,001
5.445%, USBMMY3M + 0.140%, 10/31/2024 (B)	26,345	26,343
5.505%, USBMMY3M + 0.200%, 01/31/2025 (B)	14,375	14,378

Description	Face Amount (Thousands)	Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
5.474%, USBMMY3M + 0.169%, 04/30/2025 (B)	$7,000	$7,000
5.430%, USBMMY3M + 0.125%, 07/31/2025 (B)	1,690	1,688
5.475%, USBMMY3M + 0.170%, 10/31/2025 (B)	8,328	8,325
5.550%, USBMMY3M + 0.245%, 01/31/2026 (B)	5,665	5,665

Total U.S. Treasury Obligations
(Cost $516,923) ($ Thousands)		516,923

Total Investments — 101.2%
(Cost $516,923) ($ Thousands)		$516,923

Percentages are based on a Net Assets of $510,720 ($ Thousands).
(A)	The rate reported is the effective yield at time of purchase.
(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

As of January 31, 2024, all of the Fund's investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Ultra Short Duration Bond Fund

†	Percentages are based on total investments. Total investments exclude options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES — 38.6%
Automotive — 22.9%

Ally Auto Receivables Trust, Ser 2023-1, Cl A2
5.760%, 11/15/2026	$578	$578
American Credit Acceptance Receivables Trust, Ser 2023-1, Cl A
5.450%, 09/14/2026 (A)	117	117
American Credit Acceptance Receivables Trust, Ser 2023-2, Cl A
5.890%, 10/13/2026 (A)	83	83
American Credit Acceptance Receivables Trust, Ser 2023-3, Cl A
6.000%, 03/12/2027 (A)	151	151
AmeriCredit Automobile Receivables Trust, Ser 2020-2, Cl C
1.480%, 02/18/2026	514	506
AmeriCredit Automobile Receivables Trust, Ser 2020-3, Cl D
1.490%, 09/18/2026	500	476
AmeriCredit Automobile Receivables Trust, Ser 2021-2, Cl C
1.010%, 01/19/2027	492	463
Americredit Automobile Receivables Trust, Ser 2023-1, Cl A2A
5.840%, 10/19/2026	299	299
ARI Fleet Lease Trust, Ser 2021-A, Cl A2
0.370%, 03/15/2030 (A)	2	2
ARI Fleet Lease Trust, Ser 2023-B, Cl A2
6.050%, 07/15/2032 (A)	110	111
Avis Budget Rental Car Funding AESOP LLC, Ser 2019-3A, Cl A
2.360%, 03/20/2026 (A)	385	374
Avis Budget Rental Car Funding AESOP LLC, Ser 2022-3A, Cl A
4.620%, 02/20/2027 (A)	215	213
Bank of America Auto Trust, Ser 2023-1A, Cl A2
5.830%, 05/15/2026 (A)	280	280

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Bank of America Auto Trust, Ser 2023-2A, Cl A2
5.850%, 08/17/2026 (A)	$220	$221
Bayview Opportunity Master Fund VII Trust, Ser 2024-CAR1F, Cl A
6.971%, 07/29/2032 (A)	500	504
BMW Vehicle Owner Trust, Ser 2023-A, Cl A2A
5.720%, 04/27/2026	115	115
Bridgecrest Lending Auto Securitization Trust, Ser 2023-1, Cl A2
6.340%, 07/15/2026	170	170
Bridgecrest Lending Auto Securitization Trust, Ser 2023-1, Cl A3
6.510%, 11/15/2027	1,180	1,193
Bridgecrest Lending Auto Securitization Trust, Ser 2024-1, Cl A2
5.820%, 09/15/2026	180	180
Bridgecrest Lending Auto Securitization Trust, Ser 2024-1, Cl A3
5.530%, 01/18/2028	1,060	1,062
Capital One Prime Auto Receivables Trust, Ser 2023-1, Cl A2
5.200%, 05/15/2026	196	195
Carmax Auto Owner Trust, Ser 2021-1, Cl A3
0.340%, 12/15/2025	215	211
Carmax Auto Owner Trust, Ser 2021-2, Cl A3
0.520%, 02/17/2026	225	221
CarMax Auto Owner Trust, Ser 2022-1, Cl A3
1.470%, 12/15/2026	1,340	1,301
CarMax Auto Owner Trust, Ser 2023-1, Cl A2A
5.230%, 01/15/2026	312	312
CarMax Auto Owner Trust, Ser 2023-1, Cl A3
4.750%, 10/15/2027	300	299
Carmax Auto Owner Trust, Ser 2023-2, Cl A2A
5.500%, 06/15/2026	756	756
Carmax Auto Owner Trust, Ser 2023-3, Cl A2A
5.720%, 11/16/2026	780	781
CarMax Auto Owner Trust, Ser 2023-4, Cl A2A
6.080%, 12/15/2026	400	403
CarMax Auto Owner Trust, Ser 2024-1, Cl A2A
5.300%, 03/15/2027	555	556
Carvana Auto Receivables Trust, Ser 2021-N1, Cl A
0.700%, 01/10/2028	352	337
Carvana Auto Receivables Trust, Ser 2021-N2, Cl B
0.750%, 03/10/2028	53	50

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Carvana Auto Receivables Trust, Ser 2021-N3, Cl B
0.660%, 06/12/2028	$131	$122
Carvana Auto Receivables Trust, Ser 2023-N3, Cl A
6.410%, 09/10/2027 (A)	212	213
Carvana Auto Receivables Trust, Ser 2023-P3, Cl A2
6.090%, 11/10/2026 (A)	89	89
Carvana Auto Receivables Trust, Ser 2023-P4, Cl A2
6.230%, 01/11/2027 (A)	404	405
Carvana Auto Receivables Trust, Ser 2023-P5, Cl A2
5.770%, 04/12/2027 (A)	125	125
Chesapeake Funding II LLC, Ser 2021-1A, Cl A2
5.691%, SOFR30A + 0.344%, 04/15/2033 (A)(B)	73	73
Chesapeake Funding II LLC, Ser 2023-1A, Cl A1
5.650%, 05/15/2035 (A)	329	330
Citizens Auto Receivables Trust, Ser 2023-1, Cl A2A
6.130%, 07/15/2026 (A)	1,113	1,116
Citizens Auto Receivables Trust, Ser 2023-2, Cl A2A
6.090%, 10/15/2026 (A)	425	426
Citizens Auto Receivables Trust, Ser 2024-1, Cl A2A
5.430%, 10/15/2026 (A)	310	311
CPS Auto Receivables Trust, Ser 2023-A, Cl A
5.540%, 03/16/2026 (A)	165	165
CPS Auto Receivables Trust, Ser 2023-B, Cl A
5.910%, 08/16/2027 (A)	194	195
CPS Auto Receivables Trust, Ser 2023-C, Cl A
6.130%, 09/15/2026 (A)	87	87
CPS Auto Receivables Trust, Ser 2023-D, Cl A
6.400%, 06/15/2027 (A)	246	247
CPS Auto Receivables Trust, Ser 2024-A, Cl A
5.710%, 09/15/2027 (A)	130	130
Credit Acceptance Auto Loan Trust, Ser 2021-3A, Cl A
1.000%, 05/15/2030 (A)	93	92
Donlen Fleet Lease Funding 2 LLC, Ser 2021-2, Cl A2
0.560%, 12/11/2034 (A)	84	83

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
DT Auto Owner Trust, Ser 2023-1A, Cl A
5.480%, 04/15/2027 (A)	$245	$245
DT Auto Owner Trust, Ser 2023-2A, Cl A
5.880%, 04/15/2027 (A)	232	232
DT Auto Owner Trust, Ser 2023-3A, Cl A
6.290%, 08/16/2027 (A)	225	226
Enterprise Fleet Financing LLC, Ser 2021-2, Cl A2
0.480%, 05/20/2027 (A)	69	68
Enterprise Fleet Financing LLC, Ser 2022-2, Cl A2
4.650%, 05/21/2029 (A)	769	763
Enterprise Fleet Financing LLC, Ser 2022-3, Cl A2
4.380%, 07/20/2029 (A)	59	58
Enterprise Fleet Financing LLC, Ser 2022-4, Cl A2
5.760%, 10/22/2029 (A)	234	235
Enterprise Fleet Financing LLC, Ser 2023-1, Cl A2
5.510%, 01/22/2029 (A)	199	199
Enterprise Fleet Financing LLC, Ser 2023-2, Cl A1
5.793%, 06/20/2024 (A)	36	36
Enterprise Fleet Financing LLC, Ser 2023-2, Cl A2
5.560%, 04/22/2030 (A)	410	411
Enterprise Fleet Financing LLC, Ser 2023-3, Cl A2
6.400%, 03/20/2030 (A)	905	925
Enterprise Fleet Financing LLC, Ser 2024-1, Cl A2
5.230%, 03/20/2030 (A)	245	246
Enterprise Fleet Funding LLC, Ser 2021-1, Cl A2
0.440%, 12/21/2026 (A)	13	13
Exeter Automobile Receivables Trust, Ser 2023-1A, Cl A2
5.610%, 06/16/2025	17	17
Exeter Automobile Receivables Trust, Ser 2023-2A, Cl A3
5.600%, 08/17/2026	170	170
Exeter Automobile Receivables Trust, Ser 2023-4A, Cl A2
6.070%, 12/15/2025	106	106
FHF Trust, Ser 2021-2A, Cl A
0.830%, 12/15/2026 (A)	62	60
FHF Trust, Ser 2022-1A, Cl A
4.430%, 01/18/2028 (A)	178	175
Fifth Third Auto Trust, Ser 2023-1, Cl A2A
5.800%, 11/16/2026	495	496

SEI Daily Income Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
First Investors Auto Owner Trust, Ser 2022-1A, Cl A
2.030%, 01/15/2027 (A)	$661	$650
First Investors Auto Owner Trust, Ser 2023-1A, Cl A
6.440%, 10/16/2028 (A)	472	477
Flagship Credit Auto Trust, Ser 2021-2, Cl B
0.930%, 06/15/2027 (A)	188	186
Flagship Credit Auto Trust, Ser 2021-3, Cl A
0.360%, 07/15/2027 (A)	31	31
Flagship Credit Auto Trust, Ser 2023-2, Cl A2
5.760%, 04/15/2027 (A)	221	221
Flagship Credit Auto Trust, Ser 2023-3, Cl A2
5.890%, 07/15/2027 (A)	282	283
Ford Credit Auto Lease Trust, Ser 2024-A, Cl A2A
5.240%, 07/15/2026	310	310
Ford Credit Auto Owner Trust, Ser 2018-1, Cl A
3.190%, 07/15/2031 (A)	480	471
Ford Credit Auto Owner Trust, Ser 2020-1, Cl A
2.040%, 08/15/2031 (A)	1,400	1,356
Ford Credit Floorplan Master Owner Trust A, Ser 2019-2, Cl B
3.250%, 04/15/2026	400	395
Foursight Capital Automobile Receivables Trust, Ser 2021-2, Cl A3
0.810%, 05/15/2026 (A)	–	–
Foursight Capital Automobile Receivables Trust, Ser 2022-2, Cl A2
4.490%, 03/16/2026 (A)	82	82
Foursight Capital Automobile Receivables Trust, Ser 2023-1, Cl A2
5.430%, 10/15/2026 (A)	167	166
Foursight Capital Automobile Receivables Trust, Ser 2023-2, Cl A2
5.990%, 05/15/2028 (A)	339	341
GECU Auto Receivables Trust, Ser 2023-1A, Cl A2
5.950%, 03/15/2027 (A)	985	985
GLS Auto Receivables Issuer Trust, Ser 2022-3A, Cl A2
4.590%, 05/15/2026 (A)	51	51
GLS Auto Receivables Issuer Trust, Ser 2023-1A, Cl A2
5.980%, 08/17/2026 (A)	237	237
GLS Auto Select Receivables Trust, Ser 2023-2A, Cl A2
6.370%, 06/15/2028 (A)	295	298

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
GM Financial Automobile Leasing Trust, Ser 2023-1, Cl A2A
5.270%, 06/20/2025	$103	$103
GM Financial Automobile Leasing Trust, Ser 2023-2, Cl A2A
5.440%, 10/20/2025	404	404
GM Financial Automobile Leasing Trust, Ser 2023-3, Cl A2A
5.580%, 01/20/2026	293	294
GM Financial Consumer Automobile Receivables Trust, Ser 2023-3, Cl A2A
5.740%, 09/16/2026	261	261
GTE Auto Receivables Trust, Ser 2023-1, Cl A2
5.650%, 08/17/2026 (A)	842	841
Harley-Davidson Motorcycle Trust, Ser 2023-A, Cl A2A
5.320%, 06/15/2026	458	457
Honda Auto Receivables Owner Trust, Ser 2023-2, Cl A2
5.410%, 04/15/2026	419	419
Hyundai Auto Lease Securitization Trust, Ser 2023-A, Cl A2A
5.200%, 04/15/2025 (A)	127	127
Hyundai Auto Lease Securitization Trust, Ser 2023-A, Cl A3
5.050%, 01/15/2026 (A)	260	259
Hyundai Auto Lease Securitization Trust, Ser 2023-B, Cl A2A
5.470%, 09/15/2025 (A)	137	137
Hyundai Auto Lease Securitization Trust, Ser 2023-C, Cl A2A
5.850%, 03/16/2026 (A)	795	799
Hyundai Auto Receivables Trust, Ser 2023-B, Cl A2A
5.770%, 05/15/2026	430	431
LAD Auto Receivables Trust, Ser 2021-1A, Cl A
1.300%, 08/17/2026 (A)	85	84
LAD Auto Receivables Trust, Ser 2022-1A, Cl A
5.210%, 06/15/2027 (A)	122	122
LAD Auto Receivables Trust, Ser 2023-3A, Cl A2
6.090%, 06/15/2026 (A)	261	261
Lendbuzz Securitization Trust, Ser 2021-1A, Cl A
1.460%, 06/15/2026 (A)	162	157
Lendbuzz Securitization Trust, Ser 2023-3A, Cl A2
7.500%, 12/15/2028 (A)	300	304

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Mercedes-Benz Auto Receivables Trust, Ser 2023-1, Cl A2
5.090%, 01/15/2026	$371	$370
NextGear Floorplan Master Owner Trust, Ser 2022-1A, Cl A2
2.800%, 03/15/2027 (A)	175	170
Nissan Auto Lease Trust, Ser 2023-A, Cl A2A
5.100%, 03/17/2025	338	338
Nissan Auto Lease Trust, Ser 2023-B, Cl A2A
5.740%, 08/15/2025	161	161
Nissan Auto Lease Trust, Ser 2024-A, Cl A2A
5.110%, 10/15/2026	495	496
Nissan Auto Receivables Owner Trust, Ser 2023-A, Cl A2A
5.340%, 02/17/2026	210	210
OCCU Auto Receivables Trust, Ser 2023-1A, Cl A2
6.230%, 04/15/2027 (A)	600	602
OneMain Direct Auto Receivables Trust, Ser 2019-1A, Cl A
3.630%, 09/14/2027 (A)	315	310
Prestige Auto Receivables Trust, Ser 2023-1A, Cl B
5.550%, 04/15/2027 (A)	1,360	1,358
Prestige Auto Receivables Trust, Ser 2023-2A, Cl A2
6.240%, 01/15/2027 (A)	805	808
Santander Bank Auto Credit-Linked Notes, Ser 2022-B, Cl B
5.721%, 08/16/2032 (A)	375	374
Santander Bank Auto Credit-Linked Notes, Ser 2022-C, Cl B
6.451%, 12/15/2032 (A)	174	175
Santander Bank Auto Credit-Linked Notes, Ser 2023-A, Cl B
6.493%, 06/15/2033 (A)	545	548
Santander Drive Auto Receivables Trust, Ser 2022-2, Cl C
3.760%, 07/16/2029	585	569
Santander Drive Auto Receivables Trust, Ser 2022-4, Cl B
4.420%, 11/15/2027	825	814
Santander Drive Auto Receivables Trust, Ser 2022-5, Cl A3
4.110%, 08/17/2026	171	170
Santander Drive Auto Receivables Trust, Ser 2023-3, Cl A2
6.080%, 08/17/2026	97	97
Santander Drive Auto Receivables Trust, Ser 2024-1, Cl A2
5.710%, 02/16/2027	155	155

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Santander Retail Auto Lease Trust, Ser 2022-A, Cl B
1.610%, 01/20/2026 (A)	$550	$535
SBNA Auto Lease Trust, Ser 2023-A, Cl A2
6.270%, 04/20/2026 (A)	1,070	1,077
SBNA Auto Lease Trust, Ser 2024-A, Cl A3
5.390%, 11/20/2026 (A)	545	547
SFS Auto Receivables Securitization Trust, Ser 2023-1A, Cl A2A
5.890%, 03/22/2027 (A)	164	165
SFS Auto Receivables Securitization Trust, Ser 2024-1A, Cl A2
5.350%, 06/21/2027 (A)	190	190
Tesla Auto Lease Trust, Ser 2023-A, Cl A2
5.860%, 08/20/2025 (A)	175	175
Tesla Auto Lease Trust, Ser 2023-B, Cl A2
6.020%, 09/22/2025 (A)	310	311
Tesla Electric Vehicle Trust, Ser 2023-1, Cl A2A
5.540%, 12/21/2026 (A)	500	501
Toyota Auto Receivables Owner Trust, Ser 2023-C, Cl A2A
5.600%, 08/17/2026	615	616
Toyota Lease Owner Trust, Ser 2023-A, Cl A2
5.300%, 08/20/2025 (A)	173	173
Tricolor Auto Securitization Trust, Ser 2023-1A, Cl A
6.480%, 08/17/2026 (A)	83	83
United Auto Credit Securitization Trust, Ser 2023-1, Cl A
5.570%, 07/10/2025 (A)	23	23
USAA Auto Owner Trust, Ser 2023-A, Cl A2
5.830%, 07/15/2026 (A)	215	215
Volkswagen Auto Lease Trust, Ser 2023-A, Cl A2A
5.870%, 01/20/2026	950	953
Westlake Automobile Receivables Trust, Ser 2021-1A, Cl D
1.230%, 04/15/2026 (A)	275	267
Westlake Automobile Receivables Trust, Ser 2023-1A, Cl A2A
5.510%, 06/15/2026 (A)	220	219
Westlake Automobile Receivables Trust, Ser 2023-2A, Cl A2A
5.870%, 07/15/2026 (A)	494	494
Westlake Automobile Receivables Trust, Ser 2023-2A, Cl A3
5.800%, 02/16/2027 (A)	715	717
Westlake Automobile Receivables Trust, Ser 2023-3A, Cl A2A
5.960%, 10/15/2026 (A)	790	792

SEI Daily Income Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust, Ser 2023-4A, Cl A2
6.230%, 01/15/2027 (A)	$515	$518
Westlake Automobile Receivables Trust, Ser 2023-4A, Cl A3
6.240%, 07/15/2027 (A)	480	486
Westlake Automobile Receivables Trust, Ser 2023-P1, Cl A2
5.890%, 02/16/2027 (A)	1,162	1,166
Wheels Fleet Lease Funding 1 LLC, Ser 2023-1A, Cl A
5.800%, 04/18/2038 (A)	545	547
Wheels Fleet Lease Funding 1 LLC, Ser 2023-2A, Cl A
6.460%, 08/18/2038 (A)	420	425
World Omni Auto Receivables Trust, Ser 2021-C, Cl A3
0.440%, 08/17/2026	143	138
World Omni Auto Receivables Trust, Ser 2023-C, Cl A2A
5.570%, 12/15/2026	1,025	1,026
World Omni Select Auto Trust, Ser 2023-A, Cl A2A
5.920%, 03/15/2027	335	336
		53,830

Credit Card — 0.8%

Capital One Multi-Asset Execution Trust, Ser 2021-A3, Cl A3
1.040%, 11/15/2026	425	411
Discover Card Execution Note Trust, Ser 2022-A2, Cl A
3.320%, 05/15/2027	340	334
Evergreen Credit Card Trust, Ser 2022-CRT1, Cl B
5.610%, 07/15/2026 (A)	500	498
Master Credit Card Trust, Ser 2021-1A, Cl A
0.530%, 11/21/2025 (A)	370	364
Synchrony Card Funding LLC, Ser 2022-A1, Cl A
3.370%, 04/15/2028	335	328
		1,935

Miscellaneous Business Services — 14.9%

Affirm Asset Securitization Trust, Ser 2021-Z1, Cl A
1.070%, 08/15/2025 (A)	50	49
Affirm Asset Securitization Trust, Ser 2021-Z2, Cl A
1.170%, 11/16/2026 (A)	46	45

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Affirm Asset Securitization Trust, Ser 2022-X1, Cl A
1.750%, 02/15/2027 (A)	$37	$36
Affirm Asset Securitization Trust, Ser 2023-A, Cl 1A
6.610%, 01/18/2028 (A)	265	266
Affirm Asset Securitization Trust, Ser 2023-X1, Cl A
7.110%, 11/15/2028 (A)	522	523
Amur Equipment Finance Receivables IX LLC, Ser 2021-1A, Cl A2
0.750%, 11/20/2026 (A)	44	43
Amur Equipment Finance Receivables XI LLC, Ser 2022-2A, Cl A2
5.300%, 06/21/2028 (A)	130	130
Amur Equipment Finance Receivables XIII LLC, Ser 2024-1A, Cl A2
5.380%, 01/21/2031 (A)	655	656
Apidos CLO XII, Ser 2018-12A, Cl AR
6.656%, TSFR3M + 1.342%, 04/15/2031 (A)(B)	556	556
Apidos CLO XV, Ser 2018-15A, Cl A1RR
6.589%, TSFR3M + 1.272%, 04/20/2031 (A)(B)	477	477
Aqua Finance Trust, Ser 2021-A, Cl A
1.540%, 07/17/2046 (A)	130	117
Atalaya Equipment Leasing Trust, Ser 2021-1A, Cl A2
1.230%, 05/15/2026 (A)	28	28
Auxilior Term Funding LLC, Ser 2023-1A, Cl A2
6.180%, 12/15/2028 (A)	190	192
Avant Loans Funding Trust, Ser 2021-REV1, Cl A
1.210%, 07/15/2030 (A)	57	57
Barings CLO, Ser 2018-3A, Cl A1
6.529%, TSFR3M + 1.212%, 07/20/2029 (A)(B)	82	82
Benefit Street Partners CLO XII, Ser 2021-12A, Cl A1R
6.526%, TSFR3M + 1.212%, 10/15/2030 (A)(B)	408	408
BHG Securitization Trust, Ser 2022-A, Cl A
1.710%, 02/20/2035 (A)	225	220
BHG Securitization Trust, Ser 2022-B, Cl A
3.750%, 06/18/2035 (A)	95	95
BHG Securitization Trust, Ser 2022-C, Cl A
5.320%, 10/17/2035 (A)	61	61
BSPRT, Ser 2022-FL8, Cl A
6.846%, SOFR30A + 1.500%, 02/15/2037 (A)(B)	425	423

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Carbone CLO, Ser 2017-1A, Cl A1
6.719%, TSFR3M + 1.402%, 01/20/2031 (A)(B)	$202	$202
Carlyle Global Market Strategies CLO, Ser 2018-1A, Cl A1R2
6.548%, TSFR3M + 1.232%, 04/17/2031 (A)(B)	546	547
Carlyle Global Market Strategies CLO, Ser 2021-1A, Cl AR3
6.559%, TSFR3M + 1.242%, 07/20/2031 (A)(B)	374	375
CCG Receivables Trust, Ser 2021-1, Cl A2
0.300%, 06/14/2027 (A)	25	24
CCG Receivables Trust, Ser 2023-1, Cl A2
5.820%, 09/16/2030 (A)	355	357
CFMT LLC, Ser 2021-AL1, Cl B
1.390%, 09/22/2031 (A)	198	192
CFMT LLC, Ser 2022-EBO2, Cl A
3.169%, 07/25/2054 (A)(B)	16	16
CIFC Funding, Ser 2017-1A, Cl ARR
6.689%, TSFR3M + 1.372%, 01/22/2031 (A)(B)	278	278
CIFC Funding, Ser 2018-2A, Cl A1
6.619%, TSFR3M + 1.302%, 04/20/2031 (A)(B)	285	286
CIFC Funding, Ser 2018-3A, Cl AR
6.441%, TSFR3M + 1.132%, 04/19/2029 (A)(B)	220	220
CNH Equipment Trust, Ser 2022-B, Cl A2
3.940%, 12/15/2025	41	41
CNH Equipment Trust, Ser 2023-A, Cl A2
5.340%, 09/15/2026	638	638
Daimler Trucks Retail Trust, Ser 2023-1, Cl A2
6.030%, 09/15/2025	380	381
DB Master Finance LLC, Ser 2019-1A, Cl A2II
4.021%, 05/20/2049 (A)	598	579
Dell Equipment Finance Trust, Ser 2021-2, Cl A3
0.530%, 12/22/2026 (A)	160	159
Dell Equipment Finance Trust, Ser 2022-2, Cl A2
4.030%, 07/22/2027 (A)	98	97
Dell Equipment Finance Trust, Ser 2023-2, Cl A2
5.840%, 01/22/2029 (A)	580	581
Dell Equipment Finance Trust, Ser 2023-3, Cl A2
6.100%, 04/23/2029 (A)	215	217
Dewolf Park CLO, Ser 2021-1A, Cl AR
6.496%, TSFR3M + 1.182%, 10/15/2030 (A)(B)	518	517

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Dext ABS LLC, Ser 2021-1, Cl A
1.120%, 02/15/2028 (A)	$73	$71
Dext ABS LLC, Ser 2023-2, Cl A2
6.560%, 05/15/2034 (A)	545	548
DLLAA LLC, Ser 2023-1A, Cl A2
5.930%, 07/20/2026 (A)	200	201
DLLAD LLC, Ser 2021-1A, Cl A3
0.640%, 09/21/2026 (A)	245	237
DLLAD LLC, Ser 2023-1A, Cl A2
5.190%, 04/20/2026 (A)	262	261
DLLMT LLC, Ser 2023-1A, Cl A2
5.780%, 11/20/2025 (A)	365	365
DLLST LLC, Ser 2022-1A, Cl A3
3.400%, 01/21/2025 (A)	204	203
DLLST LLC, Ser 2024-1A, Cl A2
5.330%, 01/20/2026 (A)	130	130
FCI Funding LLC, Ser 2021-1A, Cl A
1.130%, 04/15/2033 (A)	19	19
FirstKey Homes Trust, Ser 2020-SFR2, Cl A
1.266%, 10/19/2037 (A)	465	435
Goldentree Loan Management US CLO, Ser 2021-2A, Cl AR
6.489%, TSFR3M + 1.172%, 11/20/2030 (A)(B)	241	241
Granite Park Equipment Leasing LLC, Ser 2023-1A, Cl A2
6.510%, 05/20/2030 (A)	415	419
GreatAmerica Leasing Receivables, Ser 2023-1, Cl A2
5.350%, 02/16/2026 (A)	680	680
GreatAmerica Leasing Receivables, Ser 2024-1, Cl A2
5.320%, 08/17/2026 (A)	850	850
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/2039 (A)	62	59
HPEFS Equipment Trust, Ser 2022-3A, Cl A3
5.430%, 08/20/2029 (A)	355	355
HPEFS Equipment Trust, Ser 2023-2A, Cl A2
6.040%, 01/21/2031 (A)	230	232
HPEFS Equipment Trust, Ser 2024-1A, Cl A3
5.180%, 05/20/2031 (A)	740	740
John Deere Owner Trust, Ser 2023-A, Cl A2
5.280%, 03/16/2026	234	234
John Deere Owner Trust, Ser 2023-C, Cl A2
5.760%, 08/17/2026	825	828
KKR CLO, Ser 2017-11, Cl AR
6.756%, TSFR3M + 1.442%, 01/15/2031 (A)(B)	264	264
KKR CLO, Ser 2018-21, Cl A
6.576%, TSFR3M + 1.262%, 04/15/2031 (A)(B)	431	431

SEI Daily Income Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Kubota Credit Owner Trust, Ser 2023-2A, Cl A2
5.610%, 07/15/2026 (A)	$650	$652
LCM XXIII, Ser 2020-23A, Cl A1R
6.649%, TSFR3M + 1.332%, 10/20/2029 (A)(B)	218	218
LCM XXIV, Ser 2021-24A, Cl AR
6.559%, TSFR3M + 1.242%, 03/20/2030 (A)(B)	313	313
M&T Equipment Notes, Ser 2023-1A, Cl A2
6.090%, 07/15/2030 (A)	640	642
Madison Park Funding XVII, Ser 2021-17A, Cl AR2
6.579%, TSFR3M + 1.262%, 07/21/2030 (A)(B)	476	477
Madison Park Funding XXX, Ser 2018-30A, Cl A
6.326%, TSFR3M + 1.012%, 04/15/2029 (A)(B)	753	753
Magnetite VIII, Ser 2018-8A, Cl AR2
6.556%, TSFR3M + 1.242%, 04/15/2031 (A)(B)	578	578
Marlette Funding Trust, Ser 2022-2A, Cl A
4.250%, 08/15/2032 (A)	4	4
Marlette Funding Trust, Ser 2022-3A, Cl A
5.180%, 11/15/2032 (A)	45	45
Marlette Funding Trust, Ser 2023-1A, Cl A
6.070%, 04/15/2033 (A)	213	213
Marlette Funding Trust, Ser 2023-2A, Cl A
6.040%, 06/15/2033 (A)	225	225
Marlette Funding Trust, Ser 2023-3A, Cl A
6.490%, 09/15/2033 (A)	244	245
MF1, Ser 2022-FL8, Cl A
6.687%, TSFR1M + 1.350%, 02/19/2037 (A)(B)	400	397
MMAF Equipment Finance LLC, Ser 2020-BA, Cl A4
0.660%, 11/15/2027 (A)	250	238
MMAF Equipment Finance LLC, Ser 2021-A, Cl A3
0.560%, 06/13/2028 (A)	74	71
MMAF Equipment Finance LLC, Ser 2023-A, Cl A2
5.790%, 11/13/2026 (A)	340	341
MMAF Equipment Finance LLC, Ser 2024-A, Cl A2
5.200%, 09/13/2027 (A)	995	995
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (A)	356	326
Navient Private Education Refi Loan Trust, Ser 2021-A, Cl A
0.840%, 05/15/2069 (A)	434	383

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Neuberger Berman Loan Advisers CLO, Ser 2021-25A, Cl AR
6.490%, TSFR3M + 1.192%, 10/18/2029 (A)(B)	$839	$839
Neuberger Berman Loan Advisers CLO, Ser 2021-26A, Cl AR
6.480%, TSFR3M + 1.182%, 10/18/2030 (A)(B)	564	564
NYCTL Trust, Ser 2022-A, Cl A
2.100%, 11/10/2034 (A)	109	107
OCP CLO, Ser 2018-5A, Cl A1R
6.666%, TSFR3M + 1.342%, 04/26/2031 (A)(B)	125	125
Octane Receivables Trust, Ser 2023-3A, Cl A2
6.440%, 03/20/2029 (A)	1,230	1,242
OneMain Financial Issuance Trust, Ser 2018-2A, Cl A
3.570%, 03/14/2033 (A)	118	117
OZLM VIII, Ser 2021-8A, Cl A1R3
6.558%, TSFR3M + 1.242%, 10/17/2029 (A)(B)	153	153
Palmer Square Loan Funding, Ser 2021-4A, Cl A1
6.376%, TSFR3M + 1.062%, 10/15/2029 (A)(B)	495	494
PFS Financing, Ser 2021-B, Cl A
0.770%, 08/15/2026 (A)	700	682
PFS Financing, Ser 2021-B, Cl B
1.090%, 08/15/2026 (A)	400	389
PFS Financing, Ser 2022-C, Cl A
3.890%, 05/15/2027 (A)	475	467
Prosper Marketplace Issuance Trust Series, Ser 2023-1A, Cl A
7.060%, 07/16/2029 (A)	99	99
SCF Equipment Leasing, Ser 2023-1A, Cl A2
6.560%, 01/22/2030 (A)	420	423
SoFi Consumer Loan Program Trust, Ser 2023-1S, Cl A
5.810%, 05/15/2031 (A)	426	426
Symphony CLO XVIII, Ser 2021-18A, Cl X
6.327%, TSFR3M + 1.012%, 07/23/2033 (A)(B)	75	75
Symphony Static CLO I, Ser 2021-1A, Cl A
6.416%, TSFR3M + 1.092%, 10/25/2029 (A)(B)	376	376
Vantage Data Centers Issuer LLC, Ser 2019-1A, Cl A2
3.188%, 07/15/2044 (A)	311	306
Verizon Master Trust, Ser 2022-4, Cl A
3.400%, 11/20/2028	685	671
Verizon Master Trust, Ser 2022-7, Cl A1A
5.230%, 11/22/2027	1,325	1,324

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
VFI ABS LLC, Ser 2023-1A, Cl A
7.270%, 03/26/2029 (A)	$274	$276
Vibrant CLO VI, Ser 2021-6A, Cl AR
6.582%, TSFR3M + 1.212%, 06/20/2029 (A)(B)	68	68
Voya CLO, Ser 2018-2A, Cl A1R
6.556%, TSFR3M + 1.232%, 04/25/2031 (A)(B)	381	381
Voya CLO, Ser 2020-2A, Cl A1RR
6.598%, TSFR3M + 1.282%, 04/17/2030 (A)(B)	264	263
		34,957

Total Asset-Backed Securities
(Cost $90,631) ($ Thousands)		90,722

CORPORATE OBLIGATIONS — 37.1%
Communication Services — 1.0%
AT&T
5.539%, 02/20/2026	300	300
Charter Communications Operating LLC
6.150%, 11/10/2026	425	434
Take-Two Interactive Software
3.300%, 03/28/2024	21	21
Verizon Communications
3.500%, 11/01/2024	1,680	1,653

		2,408

Consumer Discretionary — 3.2%
AutoZone
5.050%, 07/15/2026	450	452
Daimler Truck Finance North America LLC
6.347%, SOFRRATE + 1.000%, 04/05/2024 (A)(B)	450	450
6.105%, SOFRRATE + 0.750%, 12/13/2024 (A)(B)	600	601
Ford Motor Credit LLC MTN
4.389%, 01/08/2026	1,220	1,189
General Motors Financial
6.115%, SOFRRATE + 0.760%, 03/08/2024 (B)	500	500
5.966%, SOFRRATE + 0.620%, 10/15/2024 (B)	2,170	2,169
Hyundai Capital America
6.250%, 11/03/2025 (A)	250	254
1.000%, 09/17/2024 (A)	1,250	1,214
Nordstrom
2.300%, 04/08/2024	210	208
O'Reilly Automotive
5.750%, 11/20/2026	210	215

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Tapestry
7.050%, 11/27/2025	$150	$153

		7,405

Consumer Staples — 0.6%
JDE Peet's
0.800%, 09/24/2024 (A)	500	484
Kenvue
5.500%, 03/22/2025	275	277
Keurig Dr Pepper
0.750%, 03/15/2024	325	323
Mondelez International
2.125%, 03/17/2024	290	289

		1,373

Energy — 3.7%
Columbia Pipelines Holding LLC
6.055%, 08/15/2026 (A)	55	56
Devon Energy
5.250%, 09/15/2024	930	928
Enbridge
5.991%, SOFRINDX + 0.630%, 02/16/2024 (B)	775	775
2.150%, 02/16/2024	300	300
Kinder Morgan Energy Partners
4.300%, 05/01/2024	1,350	1,346
Occidental Petroleum
5.875%, 09/01/2025	375	377
ONEOK
5.550%, 11/01/2026	450	458
Ovintiv
5.650%, 05/15/2025	400	402
Saudi Arabian Oil MTN
2.875%, 04/16/2024 (A)	1,230	1,221
Southern Union
7.600%, 02/01/2024	700	700
Western Midstream Operating
3.100%, 02/01/2025	400	390
Williams
5.400%, 03/02/2026	485	490
4.300%, 03/04/2024	1,365	1,363

		8,806

Financials — 18.0%
ABN AMRO Bank
6.339%, H15T1Y + 1.650%, 09/18/2027 (A)(B)	300	307
American Express
4.990%, SOFRRATE + 0.999%, 05/01/2026 (B)	275	275
3.950%, 08/01/2025	325	320
3.375%, 05/03/2024	350	348

SEI Daily Income Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ares Capital
7.000%, 01/15/2027	$250	$256
Athene Global Funding
6.060%, SOFRINDX + 0.700%, 05/24/2024 (A)(B)	825	826
Banco Santander
3.892%, 05/24/2024	400	398
Bank of America
6.036%, SOFRRATE + 0.690%, 04/22/2025 (B)	650	650
5.650%, 08/18/2025	325	329
5.080%, SOFRRATE + 1.290%, 01/20/2027 (B)	275	275
Bank of America MTN
1.319%, SOFRRATE + 1.150%, 06/19/2026 (B)	1,815	1,717
0.000%, 02/04/2025 (B)(C)	510	510
Bank of Montreal MTN
5.975%, SOFRINDX + 0.620%, 09/15/2026 (B)	675	669
5.666%, SOFRINDX + 0.320%, 07/09/2024 (B)	325	325
Banque Federative du Credit Mutuel
4.935%, 01/26/2026 (A)	350	349
4.524%, 07/13/2025 (A)	250	249
Barclays PLC
2.852%, SOFRRATE + 2.714%, 05/07/2026 (B)	235	227
BPCE
5.203%, 01/18/2027 (A)	300	302
5.029%, 01/15/2025 (A)	345	344
Brighthouse Financial Global Funding MTN
6.106%, SOFRRATE + 0.760%, 04/12/2024 (A)(B)	445	445
Capital One Financial
4.985%, SOFRRATE + 2.160%, 07/24/2026 (B)	250	248
Charles Schwab
5.875%, 08/24/2026	375	384
Citigroup
6.040%, SOFRRATE + 0.694%, 01/25/2026 (B)	350	349
6.014%, SOFRRATE + 0.669%, 05/01/2025 (B)	250	250
3.352%, TSFR3M + 1.158%, 04/24/2025 (B)	1,535	1,527
Citizens Bank
5.284%, SOFRRATE + 1.020%, 01/26/2026 (B)	250	246
4.119%, SOFRRATE + 1.395%, 05/23/2025 (B)	250	248

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Commonwealth Bank of Australia
5.875%, SOFRRATE + 0.520%, 06/15/2026 (A)(B)	$425	$424
Cooperatieve Rabobank UA MTN
5.500%, 07/18/2025	250	253
Corebridge Financial
3.500%, 04/04/2025	230	225
Corebridge Global Funding
5.750%, 07/02/2026 (A)	180	182
Credit Agricole
5.589%, 07/05/2026 (A)	420	428
Credit Suisse NY
5.752%, SOFRINDX + 0.390%, 02/02/2024 (B)	2,030	2,030
4.750%, 08/09/2024	250	249
Danske Bank
6.466%, H15T1Y + 2.100%, 01/09/2026 (A)(B)	350	353
Danske Bank MTN
6.259%, H15T1Y + 1.180%, 09/22/2026 (A)(B)	305	310
Deutsche Bank NY
6.580%, SOFRRATE + 1.219%, 11/16/2027 (B)	550	538
Equitable Financial Life Global Funding
5.500%, 12/02/2025 (A)	300	301
Fifth Third Bank
5.852%, SOFRINDX + 1.230%, 10/27/2025 (B)	470	471
GA Global Funding Trust
5.855%, SOFRRATE + 0.500%, 09/13/2024 (A)(B)	1,745	1,740
Goldman Sachs Group
5.855%, SOFRRATE + 0.500%, 09/10/2024 (B)	250	250
5.798%, SOFRRATE + 1.075%, 08/10/2026 (B)	1,535	1,549
HSBC Holdings PLC
7.336%, SOFRRATE + 3.030%, 11/03/2026 (B)	300	311
Huntington National Bank
4.008%, SOFRRATE + 1.205%, 05/16/2025 (B)	250	248
JPMorgan Chase
5.934%, SOFRRATE + 0.580%, 06/23/2025 (B)	325	325
5.894%, SOFRRATE + 0.535%, 06/01/2025 (B)	400	400
3.845%, SOFRRATE + 0.980%, 06/14/2025 (B)	1,920	1,905
KeyBank
5.675%, SOFRINDX + 0.320%, 06/14/2024 (B)	400	397

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Lloyds Banking Group PLC
5.462%, H15T1Y + 1.375%, 01/05/2028 (B)	$200	$201
Macquarie Group MTN
6.056%, SOFRRATE + 0.710%, 10/14/2025 (A)(B)	425	423
Manufacturers & Traders Trust
5.400%, 11/21/2025	300	299
4.650%, 01/27/2026	460	454
MassMutual Global Funding II
5.706%, SOFRRATE + 0.360%, 04/12/2024 (A)(B)	400	400
2.750%, 06/22/2024 (A)	705	698
Mitsubishi UFJ Financial Group
4.788%, H15T1Y + 1.700%, 07/18/2025 (B)	325	324
Morgan Stanley
5.050%, SOFRRATE + 1.295%, 01/28/2027 (B)	275	276
3.620%, SOFRRATE + 1.160%, 04/17/2025 (B)	1,955	1,946
Morgan Stanley Bank
5.479%, 07/16/2025	375	379
4.754%, 04/21/2026	250	250
National Bank of Canada
0.750%, 08/06/2024	325	317
Nationwide Building Society
6.557%, SOFRRATE + 1.910%, 10/18/2027 (A)(B)	250	258
NatWest Markets PLC
5.891%, SOFRRATE + 0.530%, 08/12/2024 (A)(B)	490	490
Pacific Life Global Funding II
5.500%, 08/28/2026 (A)	250	254
PNC Financial Services Group
6.615%, SOFRINDX + 1.730%, 10/20/2027 (B)	175	182
5.812%, SOFRRATE + 1.322%, 06/12/2026 (B)	200	201
5.671%, SOFRINDX + 1.090%, 10/28/2025 (B)	425	425
5.300%, SOFRRATE + 1.342%, 01/21/2028 (B)	90	91
Principal Life Global Funding II
5.796%, SOFRRATE + 0.450%, 04/12/2024 (A)(B)	170	170
5.000%, 01/16/2027 (A)	235	237
Royal Bank of Canada MTN
5.200%, 07/20/2026	250	253
Societe Generale
6.396%, SOFRRATE + 1.050%, 01/21/2026 (A)(B)	425	424
4.351%, 06/13/2025 (A)	500	496

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Standard Chartered PLC
7.776%, H15T1Y + 3.100%, 11/16/2025 (A)(B)	$300	$305
6.170%, H15T1Y + 2.050%, 01/09/2027 (A)(B)	350	356
Sumitomo Mitsui Trust Bank MTN
5.795%, SOFRRATE + 0.440%, 09/16/2024 (A)(B)	500	500
Toronto-Dominion Bank MTN
5.945%, SOFRRATE + 0.590%, 09/10/2026 (B)	425	422
5.705%, SOFRRATE + 0.350%, 09/10/2024 (B)	500	500
3.766%, 06/06/2025	1,195	1,177
Truist Financial MTN
5.755%, SOFRRATE + 0.400%, 06/09/2025 (B)	400	397
UBS
0.700%, 08/09/2024 (A)	400	390
US Bank
2.050%, 01/21/2025	1,245	1,209
Wells Fargo MTN
2.406%, TSFR3M + 1.087%, 10/30/2025 (B)	1,610	1,573
Wells Fargo Bank
5.550%, 08/01/2025	325	328
4.811%, 01/15/2026	350	351

		42,218

Health Care — 3.6%
AbbVie
2.600%, 11/21/2024	1,735	1,699
Amgen
5.250%, 03/02/2025	275	276
Baxter International
5.800%, SOFRINDX + 0.440%, 11/29/2024 (B)	425	425
Bayer US Finance LLC
6.125%, 11/21/2026 (A)	200	203
Cigna Group
0.613%, 03/15/2024	190	189
CommonSpirit Health
2.760%, 10/01/2024	1,065	1,045
CVS Health
5.000%, 02/20/2026	275	276
GE HealthCare Technologies
5.550%, 11/15/2024	1,935	1,936
Haleon US Capital LLC
3.024%, 03/24/2024	420	418
Humana
5.700%, 03/13/2026	275	275

SEI Daily Income Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Illumina
5.800%, 12/12/2025	$300	$303
Pfizer Investment Enterprises Pte
4.650%, 05/19/2025	1,530	1,527

		8,572

Industrials — 1.6%
AerCap Ireland Capital DAC
6.100%, 01/15/2027	250	256
1.650%, 10/29/2024	1,655	1,607
Boeing
1.950%, 02/01/2024	425	425
Carrier Global
5.800%, 11/30/2025 (A)	260	264
DAE Funding LLC MTN
1.550%, 08/01/2024 (A)	450	438
Penske Truck Leasing LP
5.750%, 05/24/2026 (A)	250	252
Sodexo
1.634%, 04/16/2026 (A)	500	465

		3,707

Information Technology — 2.4%
Hewlett Packard Enterprise
5.900%, 10/01/2024	1,500	1,502
Microchip Technology
0.972%, 02/15/2024	375	375
Sprint LLC
7.125%, 06/15/2024	1,675	1,682
TD SYNNEX
1.250%, 08/09/2024	650	635
VMware
1.000%, 08/15/2024	1,445	1,409

		5,603

Materials — 0.4%
International Flavors & Fragrances
1.230%, 10/01/2025 (A)	375	350
Nutrien
5.900%, 11/07/2024	175	175
Sherwin-Williams
4.050%, 08/08/2024	250	248
Vulcan Materials
5.800%, 03/01/2026	275	275

		1,048

Utilities — 2.6%
American Electric Power
5.699%, 08/15/2025	350	353
CenterPoint Energy
6.011%, SOFRINDX + 0.650%, 05/13/2024 (B)	163	163

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Consumers 2023 Securitization Funding LLC
5.550%, 03/01/2028	$225	$226
Edison International
3.550%, 11/15/2024	275	271
Mississippi Power
5.654%, SOFRRATE + 0.300%, 06/28/2024 (B)	350	350
NextEra Energy Capital Holdings
6.051%, 03/01/2025	200	202
5.749%, 09/01/2025	225	227
4.255%, 09/01/2024	1,600	1,587
Oncor Electric Delivery LLC
2.750%, 06/01/2024	1,340	1,326
Sempra
5.400%, 08/01/2026	370	374
Southern California Edison
6.182%, SOFRINDX + 0.830%, 04/01/2024 (B)	620	620
Tampa Electric
3.875%, 07/12/2024	325	323

		6,022

Total Corporate Obligations
(Cost $87,114) ($ Thousands)		87,162

MORTGAGE-BACKED SECURITIES — 13.2%
Agency Mortgage-Backed Obligations — 1.7%
FHLMC
5.660%, H15T1Y + 2.122%, 02/01/2030(B)	2	2
FHLMC Multifamily Structured Pass Through Certificates, Ser KBX1, Cl A2
2.920%, 01/25/2026	520	507
FHLMC Multifamily Structured Pass Through Certificates, Ser KVAD, Cl A
3.116%, 07/25/2025	300	292
FHLMC Multifamily Structured Pass Through Certificates, Ser KW07, Cl A1
3.600%, 07/25/2028	771	755
FHLMC Multifamily Structured Pass Through Certificates, Ser KPLB, Cl A
2.770%, 05/25/2025	505	491
FHLMC REMIC, Ser 2011-3786, Cl ED
4.000%, 09/15/2039	408	403
FHLMC REMIC, Ser 2013-4272, Cl YG
2.000%, 11/15/2026	16	16
FHLMC REMIC, Ser 2014-4379, Cl CB
2.250%, 04/15/2033	119	116
FNMA
6.000%, 01/01/2027	3	3

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
5.836%, RFUCCT6M + 1.908%, 09/01/2024(B)	$1	$–
5.000%, 07/01/2024	–	–
4.465%, H15T1Y + 2.215%, 01/01/2029(B)	2	2
3.500%, 08/01/2032	239	232
3.000%, 10/01/2030 to 12/01/2030	416	400
2.885%, 01/01/2025	91	89
FNMA REMIC, Ser 2001-33, Cl FA
5.909%, SOFR30A + 0.564%, 07/25/2031(B)	2	2
FNMA REMIC, Ser 2002-64, Cl FG
5.710%, SOFR30A + 0.364%, 10/18/2032(B)	–	–
FNMA REMIC, Ser 2012-137, Cl UE
1.750%, 09/25/2041	88	82
FNMA REMIC, Ser 2012-63, Cl MA
4.000%, 06/25/2040	154	152
FNMA REMIC, Ser 2013-97, Cl KA
3.000%, 11/25/2031	5	5
FNMA, Ser 2014-M8, Cl A2
3.056%, 06/25/2024(B)	306	303
FNMA, Ser 2017-M13, Cl FA
5.852%, SOFR30A + 0.514%, 10/25/2024(B)	22	22
FNMA, Ser M13, Cl A2
2.789%, 06/25/2025(B)	200	195
GNMA, Ser 2015-56, Cl LB
1.500%, 04/16/2040	–	–

		4,069
Non-Agency Mortgage-Backed Obligations — 11.5%
Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
5.180%, TSFR1M + 0.794%, 01/25/2035(B)	20	20
Angel Oak Mortgage Trust LLC, Ser 2020-1, Cl A1
2.466%, 12/25/2059(A)(B)	25	23
Angel Oak Mortgage Trust LLC, Ser 2020-2, Cl A1A
2.531%, 01/26/2065(A)(B)	121	113
Angel Oak Mortgage Trust LLC, Ser 2020-3, Cl A1
1.691%, 04/25/2065(A)(B)	144	134
Angel Oak Mortgage Trust LLC, Ser 2020-4, Cl A1
1.469%, 06/25/2065(A)(B)	76	71
Angel Oak Mortgage Trust LLC, Ser 2020-R1, Cl A1
0.990%, 04/25/2053(A)(B)	63	57

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Angel Oak Mortgage Trust LLC, Ser 2021-1, Cl A1
0.909%, 01/25/2066(A)(B)	$218	$185
Angel Oak Mortgage Trust LLC, Ser 2021-3, Cl A1
1.068%, 05/25/2066(A)(B)	203	171
Angel Oak Mortgage Trust LLC, Ser 2021-5, Cl A1
0.951%, 07/25/2066(A)(B)	367	310
Arroyo Mortgage Trust, Ser 2019-3, Cl A1
2.962%, 10/25/2048(A)(B)	84	77
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
5.215%, 07/25/2035(B)	21	20
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
5.219%, 11/25/2035(B)	4	3
BBCMS Mortgage Trust, Ser 2020-C8, Cl A1
0.601%, 10/15/2053	141	137
Bear Stearns ARM Trust, Ser 2005-3, Cl 2A1
4.869%, 06/25/2035(B)	10	9
Bear Stearns ARM Trust, Ser 2005-6, Cl 3A1
5.730%, 08/25/2035(B)	25	23
Benchmark Mortgage Trust, Ser 2020-B17, Cl A2
2.211%, 03/15/2053	320	307
BMO MORTGAGE TRUST, Ser C3, Cl A1
5.430%, 09/15/2054(B)	367	366
BPR Trust, Ser 2021-TY, Cl A
6.499%, TSFR1M + 1.164%, 09/15/2038(A)(B)	960	945
BRAVO Residential Funding Trust, Ser 2020-NQM1, Cl A1
1.449%, 05/25/2060(A)(B)	53	50
BRAVO Residential Funding Trust, Ser 2021-NQM1, Cl A1
0.941%, 02/25/2049(A)(B)	101	89
BRAVO Residential Funding Trust, Ser 2021-NQM2, Cl A1
0.970%, 03/25/2060(A)(B)	80	74
BRAVO Residential Funding Trust, Ser 2021-NQM3, Cl A1
1.699%, 04/25/2060(A)(B)	181	167
Bunker Hill Loan Depositary Trust, Ser 2020-1, Cl A1
1.724%, 02/25/2055(A)(B)	54	52
BWAY Mortgage Trust, Ser 2015-1515, Cl A1
2.809%, 03/10/2033(A)	75	73
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
6.368%, TSFR1M + 1.034%, 10/15/2036(A)(B)	235	235

SEI Daily Income Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust, Ser 2019-XL, Cl B
6.528%, TSFR1M + 1.194%, 10/15/2036(A)(B)	$374	$373
BX Commercial Mortgage Trust, Ser 2021-SOAR, Cl B
6.319%, TSFR1M + 0.984%, 06/15/2038(A)(B)	580	572
BX Commercial Mortgage Trust, Ser 2021-VINO, Cl A
6.100%, TSFR1M + 0.767%, 05/15/2038(A)(B)	261	258
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl A
6.148%, TSFR1M + 0.814%, 09/15/2036(A)(B)	275	271
BX Trust, Ser 2021-LGCY, Cl A
5.954%, TSFR1M + 0.620%, 10/15/2036(A)(B)	600	589
BX Trust, Ser 2022-LBA6, Cl A
6.333%, TSFR1M + 1.000%, 01/15/2039(A)(B)	375	372
BX, Ser 2021-MFM1, Cl B
6.398%, TSFR1M + 1.064%, 01/15/2034(A)(B)	421	417
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	381	370
Chase Mortgage Finance, Ser 2021-CL1, Cl M1
6.545%, SOFR30A + 1.200%, 02/25/2050(A)(B)	243	227
Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl AAB
3.431%, 06/10/2048	444	438
Citigroup Commercial Mortgage Trust, Ser 2015-P1, Cl AAB
3.470%, 09/15/2048	163	160
Citigroup Commercial Mortgage Trust, Ser 2016-P3, Cl AAB
3.127%, 04/15/2049	282	276
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, Cl 1A
4.648%, 09/25/2034(B)	6	5
Citigroup Mortgage Loan Trust, Ser 2006-AR2, Cl 1A1
4.822%, 03/25/2036(B)	34	26
Citigroup Mortgage Loan Trust, Ser 2018-RP2, Cl A1
3.399%, 02/25/2058(A)(B)	86	83

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
CML Mortgage Pass-Through Trust, Ser 2004-29, Cl 1A1
5.990%, TSFR1M + 0.654%, 02/25/2035(B)	$4	$4
COLT Funding LLC, Ser 2021-3R, Cl A1
1.051%, 12/25/2064(A)(B)	116	102
COLT Mortgage Loan Trust, Ser 2020-2R, Cl A1
1.325%, 10/26/2065(A)(B)	84	76
COLT Mortgage Loan Trust, Ser 2020-3, Cl A1
1.506%, 04/27/2065(A)(B)	33	30
COLT Mortgage Loan Trust, Ser 2021-1, Cl A1
0.910%, 06/25/2066(A)(B)	179	147
COLT Mortgage Loan Trust, Ser 2021-2, Cl A1
0.924%, 08/25/2066(A)(B)	249	199
COLT Mortgage Loan Trust, Ser 2021-2R, Cl A1
0.798%, 07/27/2054(A)	73	64
COLT Mortgage Loan Trust, Ser 2021-4, Cl A1
1.397%, 10/25/2066(A)(B)	439	354
COLT Mortgage Loan Trust, Ser 2021-HX1, Cl A1
1.110%, 10/25/2066(A)(B)	410	343
CSMC Trust, Ser 2019-AFC1, Cl A1
3.573%, 07/25/2049(A)(D)	279	259
CSMC Trust, Ser 2021-AFC1, Cl A1
0.830%, 03/25/2056(A)(B)	189	148
CSMC Trust, Ser 2021-NQM3, Cl A1
1.015%, 04/25/2066(A)(B)	304	250
CSMC Trust, Ser 2021-NQM4, Cl A1
1.101%, 05/25/2066(A)(B)	329	272
Deephaven Residential Mortgage Trust, Ser 2021-1, Cl A1
0.715%, 05/25/2065(A)(B)	50	46
Deephaven Residential Mortgage Trust, Ser 2021-2, Cl A1
0.899%, 04/25/2066(A)(B)	71	62
Ellington Financial Mortgage Trust, Ser 2019-2, Cl A1
2.739%, 11/25/2059(A)(B)	19	18
Ellington Financial Mortgage Trust, Ser 2020-2, Cl A1
1.178%, 10/25/2065(A)(B)	36	32
Ellington Financial Mortgage Trust, Ser 2021-1, Cl A1
0.797%, 02/25/2066(A)(B)	39	33
Ellington Financial Mortgage Trust, Ser 2021-2, Cl A1
0.931%, 06/25/2066(A)(B)	130	106

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
ELP Commercial Mortgage Trust, Ser 2021-ELP, Cl A
6.150%, TSFR1M + 0.815%, 11/15/2038(A)(B)	$529	$522
Extended Stay America Trust, Ser 2021-ESH, Cl B
6.828%, TSFR1M + 1.494%, 07/15/2038(A)(B)	229	227
FNMA Connecticut Avenue Securities, Ser 2016-C03, Cl 2M2
11.359%, SOFR30A + 6.014%, 10/25/2028(B)	176	188
FREMF Mortgage Trust, Ser 2015-K49, Cl B
3.848%, 10/25/2048(A)(B)	300	292
GCAT Trust, Ser 2020-NQM2, Cl A1
1.555%, 04/25/2065(A)(D)	56	51
GCAT Trust, Ser 2021-CM1, Cl A
1.469%, 04/25/2065(A)(B)	215	198
GCAT Trust, Ser 2021-NQM1, Cl A1
0.874%, 01/25/2066(A)(B)	101	83
GCAT Trust, Ser 2021-NQM3, Cl A1
1.091%, 05/25/2066(A)(B)	198	164
GCAT Trust, Ser 2021-NQM5, Cl A1
1.262%, 07/25/2066(A)(B)	623	501
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
3.644%, 11/19/2035(B)	63	50
GS Mortgage Securities Trust, Ser 2015-GS1, Cl AAB
3.553%, 11/10/2048	53	52
GS Mortgage Securities Trust, Ser 2016-GS3, Cl AAB
2.777%, 10/10/2049	126	122
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
5.095%, 07/25/2035(B)	68	36
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
3.678%, 05/25/2037(B)	56	31
Impac CMB Trust, Ser 2004-9, Cl 1A1
6.210%, TSFR1M + 0.874%, 01/25/2035(B)	10	10
Impac CMB Trust, Ser 2005-2, Cl 1A1
5.970%, TSFR1M + 0.634%, 04/25/2035(B)	13	12
Impac CMB Trust, Ser 2005-3, Cl A1
5.930%, TSFR1M + 0.594%, 08/25/2035(B)	15	14
Impac CMB Trust, Ser 2005-5, Cl A1
6.090%, TSFR1M + 0.434%, 08/25/2035(B)	10	9

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Impac CMB Trust, Ser 2005-8, Cl 1A
5.970%, TSFR1M + 0.634%, 02/25/2036(B)	$32	$29
Imperial Fund Mortgage Trust, Ser 2021-NQM1, Cl A1
1.071%, 06/25/2056(A)(B)	264	226
Imperial Fund Mortgage Trust, Ser 2021-NQM2, Cl A1
1.073%, 09/25/2056(A)(B)	200	164
Imperial Fund Mortgage Trust, Ser 2021-NQM3, Cl A1
1.595%, 11/25/2056(A)(B)	204	169
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C26, Cl ASB
3.288%, 01/15/2048	77	76
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl ASB
3.540%, 08/15/2048	60	59
JPMorgan Chase Bank, Ser 2021-CL1, Cl M1
6.645%, SOFR30A + 1.300%, 03/25/2051(A)(B)	379	357
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
4.983%, 08/25/2035(B)	12	10
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
4.250%, 05/25/2037(B)	28	24
JPMorgan Mortgage Trust, Ser 2014-5, Cl A1
2.745%, 10/25/2029(A)(B)	713	681
JPMorgan Mortgage Trust, Ser 2018-7FRB, Cl A2
6.200%, TSFR1M + 0.864%, 04/25/2046(A)(B)	75	72
KNDL Mortgage Trust, Ser 2019-KNSQ, Cl A
6.329%, TSFR1M + 0.996%, 05/15/2036(A)(B)	190	190
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049(A)	286	284
Merrill Lynch Mortgage Backed Securities Trust, Ser 2007-3, Cl 2A1
4.024%, 06/25/2037(B)	40	25
Metlife Securitization Trust, Ser 2017-1A, Cl A
3.000%, 04/25/2055(A)(B)	52	49
MFA Trust, Ser 2020-NQM1, Cl A1
1.479%, 03/25/2065(A)(B)	45	42
MFA Trust, Ser 2020-NQM3, Cl A1
1.014%, 01/26/2065(A)(B)	58	52
MFA Trust, Ser 2021-INV1, Cl A1
0.852%, 01/25/2056(A)(B)	96	89
MFA Trust, Ser 2021-NQM1, Cl A1
1.153%, 04/25/2065(A)(B)	117	106

SEI Daily Income Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
MFA Trust, Ser 2021-NQM2, Cl A1
1.029%, 11/25/2064(A)(B)	$160	$137
MHC Commercial Mortgage Trust, Ser 2021-MHC, Cl B
6.548%, TSFR1M + 1.215%, 04/15/2038(A)(B)	1,401	1,388
MHP, Ser 2021-STOR, Cl A
6.149%, TSFR1M + 0.814%, 07/15/2038(A)(B)	155	153
MHP, Ser 2022-MHIL, Cl A
6.148%, TSFR1M + 0.815%, 01/15/2027(A)(B)	187	184
Mill City Mortgage Loan Trust, Ser 2017-3, Cl A1
2.750%, 01/25/2061(A)(B)	320	314
Mill City Mortgage Loan Trust, Ser 2018-1, Cl A1
3.250%, 05/25/2062(A)(B)	32	31
Mill City Mortgage Loan Trust, Ser 2018-4, Cl A1B
3.500%, 04/25/2066(A)(B)	594	575
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/2060(A)(B)	111	104
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C19, Cl ASB
3.326%, 12/15/2047	24	24
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C21, Cl ASB
3.150%, 03/15/2048	62	61
Morgan Stanley Capital I Trust, Ser 2019-H6, Cl A2
3.228%, 06/15/2052	800	794
Morgan Stanley Capital I Trust, Ser H3, Cl ASB
4.120%, 07/15/2051	87	85
Morgan Stanley Capital I Trust, Ser UB12, Cl ASB
3.436%, 12/15/2049	671	650
MortgageIT Trust, Ser 2005-5, Cl A1
5.970%, TSFR1M + 0.634%, 12/25/2035(B)	27	26
New Residential Mortgage Loan Trust, Ser 2017-3A, Cl A1
4.000%, 04/25/2057(A)(B)	83	78
New Residential Mortgage Loan Trust, Ser 2017-6A, Cl A1
4.000%, 08/27/2057(A)(B)	189	179
New Residential Mortgage Loan Trust, Ser 2018-1A, Cl A1
3.874%, 09/25/2057(A)(B)	92	86

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059(A)(B)	$28	$26
New Residential Mortgage Loan Trust, Ser 2020-NQM2, Cl A1
1.650%, 05/24/2060(A)(B)	51	48
New Residential Mortgage Loan Trust, Ser 2021-NQ2R, Cl A1
0.941%, 10/25/2058(A)(B)	65	59
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A1
1.156%, 11/27/2056(A)(B)	320	272
OBX Trust, Ser 2018-1, Cl A2
6.100%, TSFR1M + 0.764%, 06/25/2057(A)(B)	14	13
OBX Trust, Ser 2021-NQM2, Cl A1
1.101%, 05/25/2061(A)(B)	267	213
Onslow Bay Mortgage Loan Trust, Ser 2021-NQM4, Cl A1
1.957%, 10/25/2061(A)(B)	454	374
Paragon Mortgages No. 12 PLC, Ser 2006-12A, Cl A2C
5.861%, TSFR3M + 0.220%, 11/15/2038(A)(B)	42	40
PRPM LLC, Ser 2021-RPL1, Cl A1
1.319%, 07/25/2051(A)(D)	100	90
Residential Mortgage Loan Trust, Ser 2020-1, Cl A1
2.376%, 01/26/2060(A)(B)	24	23
RFMSI Trust, Ser 2007-SA3, Cl 2A1
4.877%, 07/27/2037(B)	42	31
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
5.991%, TSFR1M + 0.654%, 01/20/2035(B)	5	4
Sequoia Mortgage Trust, Ser 2018-CH3, Cl A1
4.500%, 08/25/2048(A)(B)	6	6
SG Residential Mortgage Trust, Ser 2021-1, Cl A1
1.160%, 07/25/2061(A)(B)	408	332
SREIT Trust, Ser 2021-MFP, Cl B
6.527%, TSFR1M + 1.194%, 11/15/2038(A)(B)	455	449
STAR Trust, Ser 2021-1, Cl A1
1.219%, 05/25/2065(A)(B)	112	99
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050(A)(B)	12	11
Starwood Mortgage Residential Trust, Ser 2020-3, Cl A1
1.486%, 04/25/2065(A)(B)	30	28

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Ultra Short Duration Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Starwood Mortgage Residential Trust, Ser 2021-2, Cl A1
0.943%, 05/25/2065(A)(B)	$48	$43
Starwood Mortgage Residential Trust, Ser 2021-3, Cl A1
1.127%, 06/25/2056(A)(B)	243	199
Towd Point Mortgage Trust, Ser 2017-1, Cl A1
2.750%, 10/25/2056(A)(B)	16	16
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057(A)(B)	116	112
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
5.888%, TSFR1M + 0.714%, 02/25/2057(A)(B)	69	70
Towd Point Mortgage Trust, Ser 2017-6, Cl A1
2.750%, 10/25/2057(A)(B)	47	45
Towd Point Mortgage Trust, Ser 2018-1, Cl A1
3.000%, 01/25/2058(A)(B)	27	26
Towd Point Mortgage Trust, Ser 2018-2, Cl A1
3.250%, 03/25/2058(A)(B)	145	141
Towd Point Mortgage Trust, Ser 2018-5, Cl A1A
3.250%, 07/25/2058(A)(B)	101	98
Towd Point Mortgage Trust, Ser 2019-HY3, Cl A1A
6.450%, TSFR1M + 1.114%, 10/25/2059(A)(B)	276	278
Towd Point Mortgage Trust, Ser 2021-SJ1, Cl A1
2.250%, 07/25/2068(A)(B)	506	477
Towd Point Mortgage Trust, Ser 2022-EBO1, Cl A
2.161%, 01/25/2052(A)(B)	5	5
TRK Trust, Ser 2021-INV1, Cl A1
1.153%, 07/25/2056(A)(B)	173	150
TTAN, Ser 2021-MHC, Cl B
6.549%, TSFR1M + 1.214%, 03/15/2038(A)(B)	233	230
UBS Commercial Mortgage Trust, Ser C4, Cl ASB
3.366%, 10/15/2050	622	606
Verus Securitization Trust, Ser 2019-4, Cl A1
3.642%, 11/25/2059(A)(D)	28	27
Verus Securitization Trust, Ser 2019-INV3, Cl A1
3.692%, 11/25/2059(A)(B)	41	40
Verus Securitization Trust, Ser 2020-1, Cl A1
2.417%, 01/25/2060(A)(D)	20	19

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Verus Securitization Trust, Ser 2020-4, Cl A1
1.502%, 05/25/2065(A)(D)	$64	$60
Verus Securitization Trust, Ser 2021-1, Cl A1
0.815%, 01/25/2066(A)(B)	99	86
Verus Securitization Trust, Ser 2021-1, Cl A2
1.052%, 01/25/2066(A)(B)	197	173
Verus Securitization Trust, Ser 2021-2, Cl A1
1.031%, 02/25/2066(A)(B)	123	107
Verus Securitization Trust, Ser 2021-R1, Cl A1
0.820%, 10/25/2063(A)(B)	167	151
Verus Securitization Trust, Ser 2021-R2, Cl A1
0.918%, 02/25/2064(A)(B)	182	159
Verus Securitization Trust, Ser 2021-R3, Cl A1
1.020%, 04/25/2064(A)(B)	97	86
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
4.234%, 03/25/2036(B)	46	41
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS2, Cl A2
3.020%, 07/15/2058	118	115
Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl ASB
3.324%, 01/15/2059	91	89
Wells Fargo Commercial Mortgage Trust, Ser C39, Cl ASB
3.212%, 09/15/2050	181	175
Wells Fargo Commercial Mortgage Trust, Ser C41, Cl ASB
3.390%, 11/15/2050	261	253

		27,023
Total Mortgage-Backed Securities
(Cost $32,946) ($ Thousands)		31,092

U.S. TREASURY OBLIGATIONS — 5.5%
U.S. Treasury Notes
4.000%, 12/15/2025	3,565	3,548
3.875%, 03/31/2025	1,640	1,626
2.875%, 06/15/2025 (E)	2,000	1,958
1.750%, 12/31/2024	2,675	2,603
0.375%, 04/15/2024	80	79
0.250%, 06/15/2024	3,175	3,118

Total U.S. Treasury Obligations
(Cost $12,952) ($ Thousands)		12,932

SEI Daily Income Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.9%
FHLB
5.300%, 05/28/2024	$700	$700
FHLMC
5.300%, 01/27/2026	1,475	1,472
5.125%, 01/27/2025	275	275
4.320%, 03/21/2025	1,275	1,265
4.050%, 07/21/2025	1,680	1,661
4.050%, 08/28/2025	860	852
4.000%, 12/30/2024	950	943
4.000%, 02/28/2025	1,000	992
2.250%, 03/25/2025	1,775	1,728
FNMA
3.875%, 08/28/2024	1,700	1,688

Total U.S. Government Agency Obligations
(Cost $11,690) ($ Thousands)		11,576

MUNICIPAL BONDS — 0.5%
Florida — 0.1%
County of Miami-Dade Florida Aviation Revenue, Ser B, RB
2.504%, 10/01/2024	410	403

Texas — 0.4%
City of San Antonio Texas, GO
5.635%, 02/01/2026	880	890

Total Municipal Bonds
(Cost $1,283) ($ Thousands)		1,293

Total Investments in Securities — 99.8%
(Cost $236,616) ($ Thousands)		$234,777

A list of the open futures contracts held by the Fund at January 31, 2024, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation)(Thousands)
Long Contracts
U.S. 2-Year Treasury Note	5	Mar-2024	$1,019	$1,029	$10

Short Contracts
U.S. 5-Year Treasury Note	(6)	Mar-2024	$(637)	$(651)	$(14)
U.S. 10-Year Treasury Note	(15)	Mar-2024	(1,638)	(1,685)	(47)
			(2,275)	(2,336)	(61)
			$(1,256)	$(1,307)	$(51)

For the year ended January 31, 2024, the average futures contracts short and long were $(2,313) and $2,868, respectively.

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Ultra Short Duration Bond Fund (Concluded)

Percentages are based on Net Assets of $235,201 ($ Thousands).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2024, the value of these securities amounted to $104,005 ($ Thousands), representing 44.2% of the Net Assets of the Fund.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	No interest rate available.
(D)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(E)	Security, or a portion thereof, has been pledged as collateral on open futures contracts. The total market value of such securities as of January 31, 2024 was $78 ($ Thousands).

The following is a summary of the level of inputs used as of January 31, 2024, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Asset-Backed Securities	–	90,722	–	90,722
Corporate Obligations	–	87,162	–	87,162
Mortgage-Backed Securities	–	31,092	–	31,092
U.S. Treasury Obligations	–	12,932	–	12,932
U.S. Government Agency Obligations	–	11,576	–	11,576
Municipal Bonds	–	1,293	–	1,293
Total Investments in Securities	–	234,777	–	234,777

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	10	–	–	10
Unrealized Depreciation	(61)	–	–	(61)
Total Other Financial Instruments	(51)	–	–	(51)

*	Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Short-Duration Government Fund

†	Percentages are based on total investments. Total investments exclude options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 90.2%
Agency Mortgage-Backed Obligations — 86.7%
FHLMC
6.500%, 11/01/2053	$1,792	$1,845
6.000%, 12/01/2052 to 03/01/2053	2,542	2,606
5.595%, H15T1Y + 2.236%, 04/01/2029(A)	1	1
5.500%, 02/01/2053	2,851	2,868
5.375%, H15T1Y + 2.250%, 06/01/2024(A)	–	–
5.000%, 04/01/2053	28,294	27,923
4.750%, H15T1Y + 2.375%, 06/01/2024(A)	–	–
4.500%, 04/01/2024 to 12/01/2039	867	864
4.425%, H15T1Y + 2.175%, 05/01/2024(A)	–	–
4.000%, 01/01/2033 to 07/01/2049	4,849	4,745
3.500%, 01/01/2029 to 05/01/2035	12,738	12,417
3.000%, 12/01/2031 to 12/01/2046	8,856	8,180
2.500%, 06/01/2030 to 02/01/2032	3,565	3,377
2.000%, 05/01/2036 to 06/01/2036	2,624	2,372
1.500%, 09/01/2041	546	447
FHLMC Multifamily Structured Pass-Through Certificates, Ser K052, Cl A1
2.598%, 01/25/2025	1,923	1,894
FHLMC Multifamily Structured Pass-Through Certificates, Ser K060, Cl A1
2.958%, 07/25/2026	1,331	1,298
FHLMC Multifamily Structured Pass-Through Certificates, Ser K066, Cl X1, IO
0.883%, 06/25/2027(A)	17,552	359
FHLMC Multifamily Structured Pass-Through Certificates, Ser K107, Cl X1, IO
1.708%, 01/25/2030(A)	12,335	945
FHLMC Multifamily Structured Pass-Through Certificates, Ser K125, Cl X1, IO
0.673%, 01/25/2031(A)	13,547	428
FHLMC Multifamily Structured Pass-Through Certificates, Ser K128, Cl X1, IO
0.611%, 03/25/2031(A)	10,148	292
FHLMC Multifamily Structured Pass-Through Certificates, Ser K154, Cl X1, IO
0.527%, 01/25/2033(A)	14,652	420

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K510, Cl A2
5.069%, 10/25/2028(A)	$2,365	$2,430
FHLMC Multifamily Structured Pass-Through Certificates, Ser K511, Cl A2
4.860%, 10/25/2028	3,190	3,253
FHLMC Multifamily Structured Pass-Through Certificates, Ser K737, Cl X1, IO
0.744%, 10/25/2026(A)	23,044	300
FHLMC Multifamily Structured Pass-Through Certificates, Ser K742, Cl X1, IO
0.866%, 03/25/2028(A)	7,559	158
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF35, Cl A
5.809%, SOFR30A + 0.464%, 08/25/2024(A)	273	273
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF60, Cl A
5.949%, SOFR30A + 0.604%, 02/25/2026(A)	2,335	2,334
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF62, Cl A
5.939%, SOFR30A + 0.594%, 04/25/2026(A)	3,609	3,606
FHLMC Multifamily Structured Pass-Through Certificates, Ser KF72, Cl A
5.959%, SOFR30A + 0.614%, 10/25/2026(A)	2,747	2,738
FHLMC REMIC, Ser 2003-2571, Cl FY
6.211%, SOFR30A + 0.864%, 12/15/2032(A)	1,541	1,551
FHLMC REMIC, Ser 2006-3148, Cl CF
5.861%, SOFR30A + 0.514%, 02/15/2034(A)	69	68
FHLMC REMIC, Ser 2006-3153, Cl FX
5.811%, SOFR30A + 0.464%, 05/15/2036(A)	51	50
FHLMC REMIC, Ser 2006-3174, Cl FA
5.761%, SOFR30A + 0.414%, 04/15/2036(A)	1,006	996
FHLMC REMIC, Ser 2006-3219, Cl EF
5.861%, SOFR30A + 0.514%, 04/15/2032(A)	1,479	1,466
FHLMC REMIC, Ser 2007-3339, Cl HF
5.981%, SOFR30A + 0.634%, 07/15/2037(A)	1,540	1,523
FHLMC REMIC, Ser 2010-3628, Cl PJ
4.500%, 01/15/2040	586	568
FHLMC REMIC, Ser 2010-3781, Cl YB
3.500%, 12/15/2030	1,447	1,408
FHLMC REMIC, Ser 2011-3786, Cl ED
4.000%, 09/15/2039	3,823	3,776

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2011-3788, Cl FA
5.991%, SOFR30A + 0.644%, 01/15/2041(A)	$2,149	$2,126
FHLMC REMIC, Ser 2011-3930, Cl AI, IO
3.500%, 09/15/2026	89	3
FHLMC REMIC, Ser 2012-4018, Cl AI, IO
3.500%, 03/15/2027	81	2
FHLMC REMIC, Ser 2012-4060, Cl TI, IO
2.500%, 12/15/2026	31	–
FHLMC REMIC, Ser 2012-4083, Cl DI, IO
4.000%, 07/15/2027	69	2
FHLMC REMIC, Ser 2012-4114, Cl MB
3.000%, 10/15/2032	3,000	2,802
FHLMC REMIC, Ser 2012-4117, Cl P
1.250%, 07/15/2042	1,123	985
FHLMC REMIC, Ser 2012-4142, Cl PT
1.250%, 12/15/2027	766	725
FHLMC REMIC, Ser 2012-4146, Cl AB
1.125%, 12/15/2027	818	774
FHLMC REMIC, Ser 2013-4170, Cl QI, IO
3.000%, 05/15/2032	174	3
FHLMC REMIC, Ser 2013-4176, Cl KI, IO
4.000%, 03/15/2028	158	4
FHLMC REMIC, Ser 2013-4178, Cl BI, IO
3.000%, 03/15/2033	325	27
FHLMC REMIC, Ser 2013-4178, Cl MI, IO
2.500%, 03/15/2028	149	5
FHLMC REMIC, Ser 2013-4182, Cl IE, IO
2.500%, 03/15/2028	144	5
FHLMC REMIC, Ser 2013-4195, Cl AI, IO
3.000%, 04/15/2028	385	16
FHLMC REMIC, Ser 2013-4199, Cl QI, IO
2.500%, 05/15/2028	221	8
FHLMC REMIC, Ser 2013-4220, Cl IE, IO
4.000%, 06/15/2028	98	3
FHLMC REMIC, Ser 2013-4223, Cl AL
3.000%, 08/15/2042	884	820
FHLMC REMIC, Ser 2013-4247, Cl LA
3.000%, 03/15/2043	2,094	1,918
FHLMC REMIC, Ser 2014-4340, Cl MI, IO
4.500%, 02/15/2027	528	16
FHLMC REMIC, Ser 2014-4344, Cl KZ
3.500%, 05/15/2034	4,944	4,643
FHLMC REMIC, Ser 2014-4419, Cl CW
2.500%, 10/15/2037	1,788	1,722
FHLMC REMIC, Ser 2015-4456, Cl BA
3.000%, 05/15/2044	727	683
FHLMC REMIC, Ser 2015-4471, Cl GA
3.000%, 02/15/2044	1,003	933
FHLMC REMIC, Ser 2015-4484, Cl Cl, IO
4.000%, 07/15/2030	324	22

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2015-4535, Cl PA
3.000%, 03/15/2044	$1,988	$1,892
FHLMC REMIC, Ser 2016-4620, Cl IO, IO
5.000%, 09/15/2033	469	66
FHLMC REMIC, Ser 2017-4650, Cl LP
3.000%, 09/15/2045	432	404
FHLMC REMIC, Ser 2017-4654, Cl AK
3.000%, 07/15/2044	2,653	2,554
FHLMC REMIC, Ser 2017-4657, Cl PU
3.000%, 09/15/2044	1,880	1,805
FHLMC REMIC, Ser 2017-4673, Cl PH
3.500%, 01/15/2045	2,376	2,308
FHLMC REMIC, Ser 2017-4700, Cl HV
3.000%, 09/15/2040	4,466	4,229
FHLMC REMIC, Ser 2017-4709, Cl AB
3.000%, 08/15/2047	576	539
FHLMC REMIC, Ser 2017-4740, Cl P
3.000%, 12/15/2047	5,238	4,695
FHLMC REMIC, Ser 2018-4820, Cl JI, IO
5.000%, 02/15/2048	596	118
FHLMC REMIC, Ser 2020-4978, Cl MI, IO
4.000%, 05/25/2040	1,890	283
FHLMC REMIC, Ser 2020-4996, Cl BI, IO
2.500%, 06/25/2050	3,921	561
FHLMC REMIC, Ser 2020-5010, Cl IE, IO
4.000%, 09/25/2050	2,679	526
FHLMC REMIC, Ser 2020-5018, Cl LW
1.000%, 10/25/2040	1,317	1,059
FHLMC REMIC, Ser 2020-5048, Cl A
1.000%, 06/15/2044	2,907	2,657
FHLMC REMIC, Ser 2021-5079, Cl CB
1.000%, 02/25/2051	6,707	5,630
FHLMC REMIC, Ser 2021-5083, Cl AI, IO
2.500%, 03/25/2051	3,290	462
FHLMC REMIC, Ser 2021-5169, Cl IO, IO
3.000%, 09/25/2051	3,507	567
FHLMC REMIC, Ser 2021-5170, Cl DP
2.000%, 07/25/2050	2,285	1,948
FHLMC REMIC, Ser 2022-5213, Cl JH
3.000%, 09/25/2051	2,968	2,774
FHLMC REMIC, Ser 2022-5228, Cl DG
3.500%, 01/25/2046	5,971	5,689
FHLMC REMIC, Ser 2022-5264, Cl AB
4.500%, 08/25/2039	1,453	1,433
FHLMC Structured Pass-Through Certificates, Ser 2002-42, Cl A5
7.500%, 02/25/2042	177	180
FHLMC, Ser 2013-303, Cl C2, IO
3.500%, 01/15/2028	491	18
FHLMC, Ser 2013-303, Cl C16, IO
3.500%, 01/15/2043	1,662	247

SEI Daily Income Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC, Ser 2022-386, Cl C14, IO
2.500%, 03/15/2052	$3,996	$561
FHLMC, Ser 2022-389, Cl C35, IO
2.000%, 06/15/2052	4,697	574
FNMA
7.000%, 06/01/2037 to 09/01/2053	6,202	6,397
6.500%, 05/01/2026 to 11/01/2053	3,118	3,211
6.222%, H15T1Y + 2.165%, 08/01/2029(A)	23	23
6.000%, 09/01/2024 to 05/01/2053	1,414	1,451
5.836%, RFUCCT6M + 1.908%, 09/01/2024(A)	6	6
5.500%, 06/01/2038 to 06/01/2053	6,012	6,039
5.217%, RFUCCT6M + 1.496%, 08/01/2027(A)	1	1
5.065%, 12/01/2028	2,440	2,505
4.500%, 04/01/2026 to 08/01/2044	5,851	5,835
4.460%, 05/01/2028	1,714	1,710
4.190%, 04/01/2028	1,825	1,802
4.125%, 06/01/2028	1,087	1,073
4.030%, 06/01/2028	1,430	1,401
4.000%, 05/01/2026 to 08/01/2051	4,300	4,198
3.980%, 07/01/2028	2,336	2,283
3.713%, H15T1Y + 1.520%, 12/01/2029(A)	2	2
3.500%, 10/01/2027 to 02/01/2045	41,133	40,185
3.000%, 09/01/2027 to 11/01/2036	11,594	11,006
2.960%, 01/01/2027	1,131	1,084
2.500%, 01/01/2028 to 09/01/2036	22,409	21,353
2.000%, 05/01/2036 to 12/01/2036	6,601	5,969
FNMA Interest, Ser 2009-397, Cl 6
2.000%, 09/25/2039	726	635
FNMA Interest, Ser 2012-410, Cl C6, IO
4.000%, 05/25/2027	167	4
FNMA Interest, Ser 2013-418, Cl C16, IO
4.500%, 08/25/2043	1,791	339
FNMA Interest, Ser 2022-426, Cl C38, IO
2.000%, 03/25/2052	4,487	563
FNMA Interest, Ser 2023-429, Cl C3, IO
2.500%, 09/25/2052	2,854	441
FNMA Interest, Ser 2023-437, Cl C8, IO
2.500%, 06/25/2052	3,779	565
FNMA REMIC, Ser 1994-77, Cl FB
6.959%, SOFR30A + 1.614%, 04/25/2024(A)	–	–
FNMA REMIC, Ser 2002-53, Cl FK
5.859%, SOFR30A + 0.514%, 04/25/2032(A)	33	32
FNMA REMIC, Ser 2006-76, Cl QF
5.859%, SOFR30A + 0.514%, 08/25/2036(A)	173	171

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2006-79, Cl DF
5.809%, SOFR30A + 0.464%, 08/25/2036(A)	$135	$134
FNMA REMIC, Ser 2007-47, Cl DA
5.600%, 05/25/2037	173	180
FNMA REMIC, Ser 2007-64, Cl FB
5.829%, SOFR30A + 0.484%, 07/25/2037(A)	1,089	1,083
FNMA REMIC, Ser 2008-16, Cl FA
6.159%, SOFR30A + 0.814%, 03/25/2038(A)	430	428
FNMA REMIC, Ser 2009-110, Cl FD
6.209%, SOFR30A + 0.864%, 01/25/2040(A)	2,190	2,187
FNMA REMIC, Ser 2009-112, Cl FM
6.209%, SOFR30A + 0.864%, 01/25/2040(A)	1,405	1,404
FNMA REMIC, Ser 2009-82, Cl FD
6.309%, SOFR30A + 0.964%, 10/25/2039(A)	1,758	1,763
FNMA REMIC, Ser 2009-82, Cl FC
6.379%, SOFR30A + 1.034%, 10/25/2039(A)	1,734	1,743
FNMA REMIC, Ser 2010-4, Cl PL
4.500%, 02/25/2040	456	443
FNMA REMIC, Ser 2010-56, Cl AF
5.665%, SOFR30A + 0.664%, 06/25/2040(A)	1,433	1,397
FNMA REMIC, Ser 2011-17, Cl ZM
3.500%, 03/25/2031	4,025	3,916
FNMA REMIC, Ser 2012-103, Cl HB
1.500%, 09/25/2027	917	872
FNMA REMIC, Ser 2012-111, Cl NI, IO
3.500%, 10/25/2027	313	13
FNMA REMIC, Ser 2012-120, Cl ZB
3.500%, 11/25/2042	2,732	2,528
FNMA REMIC, Ser 2012-124, Cl BC
3.000%, 03/25/2042	2,120	2,044
FNMA REMIC, Ser 2012-140, Cl PA
2.000%, 12/25/2042	2,503	2,145
FNMA REMIC, Ser 2012-27, Cl PI, IO
4.500%, 02/25/2042	1,161	91
FNMA REMIC, Ser 2012-43, Cl AI, IO
3.500%, 04/25/2027	1,237	40
FNMA REMIC, Ser 2012-47, Cl QI, IO
5.540%, 05/25/2042(A)	29	2
FNMA REMIC, Ser 2012-53, Cl BI, IO
3.500%, 05/25/2027	174	6
FNMA REMIC, Ser 2012-70, Cl IW, IO
3.000%, 02/25/2027	144	1
FNMA REMIC, Ser 2012-93, Cl IL, IO
3.000%, 09/25/2027	166	5

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Short-Duration Government Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2012-97, Cl JI, IO
3.000%, 07/25/2027	$331	$8
FNMA REMIC, Ser 2012-98, Cl BI, IO
6.000%, 01/25/2042	809	65
FNMA REMIC, Ser 2013-10, Cl YA
1.250%, 02/25/2028	1,250	1,181
FNMA REMIC, Ser 2013-12, Cl P
1.750%, 11/25/2041	310	294
FNMA REMIC, Ser 2013-121, Cl FA
5.859%, SOFR30A + 0.514%, 12/25/2043(A)	10,131	9,954
FNMA REMIC, Ser 2013-130, Cl FQ
5.659%, SOFR30A + 0.314%, 06/25/2041(A)	1,715	1,694
FNMA REMIC, Ser 2013-4, Cl JB
1.250%, 02/25/2028	801	757
FNMA REMIC, Ser 2013-4, Cl CB
1.250%, 02/25/2028	1,422	1,343
FNMA REMIC, Ser 2013-9, Cl PT
1.250%, 02/25/2028	692	653
FNMA REMIC, Ser 2013-98, Cl ZA
4.500%, 09/25/2043	6,120	5,992
FNMA REMIC, Ser 2014-50, Cl SC, IO
0.000%, 08/25/2044(A)(B)	924	40
FNMA REMIC, Ser 2015-21, Cl WI, IO
0.000%, 04/25/2055(A)(B)	757	27
FNMA REMIC, Ser 2015-41, Cl AG
3.000%, 09/25/2034	539	520
FNMA REMIC, Ser 2015-42, Cl AI, IO
0.000%, 06/25/2055(A)(B)	829	32
FNMA REMIC, Ser 2015-5, Cl CP
3.000%, 06/25/2043	810	768
FNMA REMIC, Ser 2015-68, Cl HI, IO
3.500%, 09/25/2035	366	34
FNMA REMIC, Ser 2015-68, Cl JI, IO
3.500%, 08/25/2030	125	6
FNMA REMIC, Ser 2015-75, Cl DB
3.000%, 08/25/2035	1,360	1,296
FNMA REMIC, Ser 2016-25, Cl A
3.000%, 11/25/2042	11	11
FNMA REMIC, Ser 2016-3, Cl IN, IO
6.000%, 02/25/2046	2,159	353
FNMA REMIC, Ser 2016-3, Cl JI, IO
3.500%, 02/25/2031	134	3
FNMA REMIC, Ser 2016-42, Cl DA
3.000%, 07/25/2045	396	370
FNMA REMIC, Ser 2016-71, Cl IN, IO
3.500%, 10/25/2046	422	73
FNMA REMIC, Ser 2016-95, Cl BC
2.500%, 07/25/2040	1,755	1,614
FNMA REMIC, Ser 2017-15, Cl BC
3.250%, 11/25/2043	1,416	1,344

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2017-68, Cl IB, IO
4.500%, 09/25/2047	$1,765	$314
FNMA REMIC, Ser 2017-69, Cl GA
3.000%, 05/25/2045	1,630	1,557
FNMA REMIC, Ser 2018-12, Cl PK
3.000%, 03/25/2046	8,679	8,250
FNMA REMIC, Ser 2018-13, Cl MP
3.500%, 12/25/2057	2,205	2,076
FNMA REMIC, Ser 2018-89, Cl CA
4.000%, 06/25/2053	2,420	2,374
FNMA REMIC, Ser 2019-38, Cl PC
3.000%, 02/25/2048	747	692
FNMA REMIC, Ser 2020-26, Cl IA, IO
3.500%, 11/25/2039	2,850	252
FNMA REMIC, Ser 2020-26, Cl AI, IO
3.000%, 04/25/2033	1,923	122
FNMA REMIC, Ser 2020-35, Cl AI, IO
3.000%, 06/25/2050	3,798	605
FNMA REMIC, Ser 2020-4, Cl AP
2.500%, 02/25/2050	1,523	1,316
FNMA REMIC, Ser 2020-65, Cl BI, IO
4.000%, 09/25/2050	2,734	527
FNMA REMIC, Ser 2020-74, Cl HI, IO
5.500%, 10/25/2050	2,784	530
FNMA REMIC, Ser 2020-85, Cl PI, IO
3.000%, 12/25/2050	3,859	621
FNMA REMIC, Ser 2021-3, Cl NI, IO
2.500%, 02/25/2051	4,499	649
FNMA REMIC, Ser 2021-3, Cl TI, IO
2.500%, 02/25/2051	3,940	631
FNMA REMIC, Ser 2021-95, Cl GI, IO
3.000%, 01/25/2052	3,954	601
FNMA REMIC, Ser 2022-22, Cl QH
4.500%, 05/25/2052	5,754	5,649
FNMA REMIC, Ser 2022-77, Cl CA
5.000%, 04/25/2039	3,209	3,186
FNMA REMIC, Ser 2023-45, Cl S, IO
0.691%, 01/25/2048(A)	4,384	495
FNMA REMIC, Ser 2023-57, Cl SC, IO
0.541%, 10/25/2049(A)	4,210	430
FNMA, Ser 2014-M8, Cl A2
3.056%, 06/25/2024(A)	21,861	21,651
FNMA, Ser 2017-M13, Cl FA
5.852%, SOFR30A + 0.514%, 10/25/2024(A)	171	170
FNMA, Ser 2018- M12, Cl FA
5.852%, SOFR30A + 0.514%, 08/25/2025(A)	105	104
FNMA, Ser 2019-M21, Cl X1, IO
1.581%, 05/25/2029(A)	9,962	458
GNMA
6.500%, 12/15/2037 to 02/20/2039	90	94

SEI Daily Income Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
6.000%, 02/15/2029 to 06/15/2041	$405	$422
5.500%, 10/15/2034 to 02/15/2041	871	898
5.000%, 09/15/2039 to 04/15/2041	478	486
4.500%, 09/20/2049	1,259	1,236
4.000%, 07/15/2041 to 08/15/2041	50	48
3.500%, 06/20/2046	1,669	1,559
GNMA, Ser 2003-86, Cl ZD
5.500%, 10/20/2033	1,731	1,742
GNMA, Ser 2010-26, Cl JI, IO
5.000%, 02/16/2040	1,197	243
GNMA, Ser 2010-57, Cl TI, IO
5.000%, 05/20/2040	573	115
GNMA, Ser 2010-68, Cl WA
3.000%, 12/16/2039	774	745
GNMA, Ser 2012-126, Cl IO, IO
3.500%, 10/20/2042	1,694	260
GNMA, Ser 2012-143, Cl XK
2.000%, 12/16/2027	2,722	2,613
GNMA, Ser 2012-26, Cl GJ
2.500%, 02/20/2027	2,706	2,598
GNMA, Ser 2012-30, Cl AB
2.250%, 03/20/2027	1,339	1,284
GNMA, Ser 2012-34, Cl KA
2.250%, 03/20/2027	1,270	1,218
GNMA, Ser 2012-36, Cl AB
3.000%, 10/20/2040	229	223
GNMA, Ser 2012-38, Cl GE
2.250%, 03/20/2027	1,638	1,570
GNMA, Ser 2012-51, Cl GI, IO
3.500%, 07/20/2040	136	3
GNMA, Ser 2012-84, Cl TE
1.500%, 03/20/2042	1,254	1,151
GNMA, Ser 2013-129, Cl AF
5.851%, TSFR1M + 0.514%, 10/20/2039(A)	2,854	2,823
GNMA, Ser 2013-136, Cl AB
2.000%, 08/20/2027	1,014	971
GNMA, Ser 2013-164, Cl CE
2.000%, 11/16/2028	5,655	5,429
GNMA, Ser 2013-166, Cl DA
3.500%, 06/20/2040	273	266
GNMA, Ser 2013-26, Cl IK, IO
3.000%, 02/16/2043	313	38
GNMA, Ser 2013-47, Cl IA, IO
4.000%, 03/20/2043	323	57
GNMA, Ser 2013-51, Cl IB, IO
3.500%, 03/20/2027	198	6
GNMA, Ser 2014-129, Cl BA
2.000%, 09/20/2029	2,968	2,852
GNMA, Ser 2014-139, Cl KA
2.000%, 09/20/2029	3,132	3,007

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2014-144, Cl DG
2.000%, 09/16/2029	$5,529	$5,308
GNMA, Ser 2014-146, Cl GH
2.000%, 09/20/2029	4,380	4,207
GNMA, Ser 2014-149, Cl EA
2.000%, 10/20/2029	1,905	1,825
GNMA, Ser 2014-158, Cl A
2.000%, 10/20/2029	2,570	2,471
GNMA, Ser 2014-4, Cl BI, IO
4.000%, 01/20/2044	135	25
GNMA, Ser 2014-55, Cl LB
2.500%, 10/20/2040	149	140
GNMA, Ser 2014-56, Cl BP
2.500%, 12/16/2039	838	774
GNMA, Ser 2015-119, Cl ND
2.500%, 12/20/2044	1,528	1,421
GNMA, Ser 2015-126, Cl GI, IO
3.500%, 02/16/2027	68	2
GNMA, Ser 2015-126, Cl HI, IO
4.000%, 12/16/2026	36	–
GNMA, Ser 2015-132, Cl EI, IO
6.000%, 09/20/2045	879	181
GNMA, Ser 2015-165, Cl I, IO
3.500%, 07/20/2043	631	99
GNMA, Ser 2015-17, Cl BI, IO
3.500%, 05/20/2043	110	17
GNMA, Ser 2015-185, Cl GI, IO
3.500%, 02/20/2041	154	3
GNMA, Ser 2015-40, Cl PA
2.000%, 04/20/2044	715	684
GNMA, Ser 2015-53, Cl IA, IO
4.500%, 04/20/2045	528	108
GNMA, Ser 2016-126, Cl KI, IO
3.000%, 09/20/2028	197	7
GNMA, Ser 2016-167, Cl AI, IO
5.500%, 03/20/2039	852	131
GNMA, Ser 2016-23, Cl CI, IO
3.500%, 04/20/2042	576	23
GNMA, Ser 2016-42, Cl EI, IO
6.000%, 02/20/2046	829	142
GNMA, Ser 2016-49, Cl PI, IO
4.500%, 11/16/2045	1,176	212
GNMA, Ser 2016-99, Cl LI, IO
4.000%, 05/20/2029	597	14
GNMA, Ser 2017-107, Cl JI, IO
4.000%, 03/20/2047	939	137
GNMA, Ser 2017-134, Cl BI, IO
5.000%, 09/16/2047	203	40
GNMA, Ser 2017-2, Cl AI, IO
5.000%, 01/16/2047	250	55
GNMA, Ser 2017-26, Cl IB, IO
5.500%, 02/20/2047	541	91

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

Short-Duration Government Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2017-26, Cl KI, IO
6.000%, 09/20/2040	$1,028	$182
GNMA, Ser 2017-26, Cl IA, IO
5.500%, 02/16/2047	844	133
GNMA, Ser 2017-95, Cl PG
2.500%, 12/20/2045	477	444
GNMA, Ser 2018-127, Cl PB
3.000%, 09/20/2047	1,450	1,356
GNMA, Ser 2018-6, Cl CM
2.500%, 10/20/2046	4,848	4,372
GNMA, Ser 2018-72, Cl ID, IO
4.500%, 08/20/2045	2,439	427
GNMA, Ser 2019-132, Cl NA
3.500%, 09/20/2049	2,805	2,576
GNMA, Ser 2019-43, Cl IA, IO
4.500%, 05/20/2048	1,474	212
GNMA, Ser 2019-5, Cl JI, IO
5.000%, 07/16/2044	2,290	355
GNMA, Ser 2020-17, Cl EI, IO
5.000%, 02/20/2050	1,835	379
GNMA, Ser 2020-47, Cl AC
1.500%, 04/16/2050	3,861	3,197
GNMA, Ser 2021-215, Cl KA
2.500%, 10/20/2049	3,199	2,816
GNMA, Ser 2022-124, Cl HA
4.000%, 12/20/2048	1,283	1,253
GNMA, Ser 2022-177, Cl LA
3.500%, 01/20/2052	–	–
GNMA, Ser 2022-34, Cl QJ
3.000%, 02/20/2052	2,794	2,570
GNMA, Ser 2022-75, Cl DA
4.000%, 09/20/2047	4,757	4,625
GNMA, Ser 2022-76, Cl GA
4.000%, 03/20/2052	5,414	5,261
UMBS TBA
7.000%, 03/15/2054	1,995	2,056
2.000% - 6.500%, 02/15/2039 - 02/15/2054	2,298	5,576

		476,070
Non-Agency Mortgage-Backed Obligations — 3.5%
Seasoned Credit Risk Transfer Trust, Ser 2018-1, Cl MA
3.000%, 05/25/2057	3,662	3,361
Seasoned Credit Risk Transfer Trust, Ser 2018-3, Cl MA
3.500%, 08/25/2057(A)	1,980	1,871
Seasoned Credit Risk Transfer Trust, Ser 2019-3, Cl MV
3.500%, 10/25/2058	904	826

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Seasoned Credit Risk Transfer Trust, Ser 2019-4, Cl MA
3.000%, 02/25/2059	$4,829	$4,421
Seasoned Credit Risk Transfer Trust, Ser 2020-2, Cl MA
2.000%, 11/25/2059	635	559
Seasoned Credit Risk Transfer Trust, Ser 2021-2, Cl TT
2.000%, 11/25/2060	8,206	7,247
Seasoned Credit Risk Transfer Trust, Ser 2021-3, Cl TT
2.000%, 03/25/2061	1,388	1,215

		19,500
Total Mortgage-Backed Securities
(Cost $506,918) ($ Thousands)		495,570

U.S. TREASURY OBLIGATIONS — 10.3%
U.S. Treasury Inflation Indexed Notes
1.375%, 07/15/2033	3,375	3,324
U.S. Treasury Notes
4.000%, 02/15/2026	40,300	40,133
1.000%, 12/15/2024 (C)	12,375	11,972
0.250%, 06/15/2024 (D)	925	909

Total U.S. Treasury Obligations
(Cost $56,841) ($ Thousands)		56,338

REPURCHASE AGREEMENTS(E) — 0.3%
BNP Paribas
5.300%, dated 01/31/2024 to be repurchased on 02/01/2024, repurchase price $700,103 (collateralized by U.S. Government obligations, ranging in par value $300 - $1,523,965, 0.375% - 6.000%, 08/15/2025 – 10/01/2053; with a total market value $714,072)	700	700

SEI Daily Income Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
REPURCHASE AGREEMENTS(E) (continued)
Deutsche Bank
5.310%, dated 01/31/2024 to be repurchased on 02/01/2024, repurchase price $700,103 (collateralized by a U.S. Government obligation, par value $993,157, 2.500%, 10/01/2051; with total market value $714,001)	$700	$700

Total Repurchase Agreements
(Cost $1,400) ($ Thousands)		1,400

Total Investments in Securities — 100.8%
(Cost $565,159) ($ Thousands)		$553,308

A list of the open futures contracts held by the Fund at January 31, 2024, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation)(Thousands)
Long Contracts
U.S. 2-Year Treasury Note	1,184	Mar-2024	$241,530	$243,497	$1,967

Short Contracts
U.S. 5-Year Treasury Note	(577)	Mar-2024	$(61,753)	$(62,541)	$(788)
U.S. 10-Year Treasury Note	(599)	Mar-2024	(65,969)	(67,285)	(1,316)
Ultra 10-Year U.S. Treasury Note	(265)	Mar-2024	(30,113)	(30,972)	(859)
			(157,835)	(160,798)	(2,963)
			$83,695	$82,699	$(996)

For the year ended January 31, 2024, the average futures contracts short and long were $(156,992) and $253,220, respectively.

Percentages are based on Net Assets of $549,073 ($ Thousands).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	No interest rate available.
(C)	Security, or a portion thereof, has been pledged as collateral on open futures contracts. The total market value of such securities as of January 31, 2024 was $3,580 ($ Thousands).
(D)	Security, or a portion thereof, has been pledged as collateral on TBA securities. The total market value of such securities as of January 31, 2024 was $166 ($ Thousands).
(E)	Tri-Party Repurchase Agreement.

The following is a summary of the level of inputs used as of January 31, 2024, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	495,570	–	495,570
U.S. Treasury Obligations	–	56,338	–	56,338
Repurchase Agreements	–	1,400	–	1,400
Total Investments in Securities	–	553,308	–	553,308

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	1,967	–	–	1,967
Unrealized Depreciation	(2,963)	–	–	(2,963)
Total Other Financial Instruments	(996)	–	–	(996)

*	Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

GNMA Fund

†	Percentages are based on total investments. Total investments exclude options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 99.4%
Agency Mortgage-Backed Obligations — 99.0%
FHLMC Multifamily Structured Pass-Through Certificates, Ser K066, Cl X1, IO
0.883%, 06/25/2027(A)	$1,598	$33
FHLMC Multifamily Structured Pass-Through Certificates, Ser K110, Cl X1, IO
1.812%, 04/25/2030(A)	1,142	92
FHLMC Multifamily Structured Pass-Through Certificates, Ser K116, Cl X1, IO
1.527%, 07/25/2030(A)	1,314	93
FHLMC Multifamily Structured Pass-Through Certificates, Ser K118, Cl X1, IO
1.050%, 09/25/2030(A)	1,511	75
FHLMC Multifamily Structured Pass-Through Certificates, Ser K123, Cl X1, IO
0.863%, 12/25/2030(A)	2,311	95
FHLMC Multifamily Structured Pass-Through Certificates, Ser K125, Cl X1, IO
0.673%, 01/25/2031(A)	2,983	94
FHLMC Multifamily Structured Pass-Through Certificates, Ser K128, Cl X1, IO
0.611%, 03/25/2031(A)	1,338	39
FHLMC Multifamily Structured Pass-Through Certificates, Ser K1520, Cl X1, IO
0.578%, 02/25/2036(A)	602	23
FHLMC Multifamily Structured Pass-Through Certificates, Ser K737, Cl X1, IO
0.744%, 10/25/2026(A)	2,100	27
FHLMC REMIC, Ser 2011-3930, Cl AI, IO
3.500%, 09/15/2026	59	2
FHLMC REMIC, Ser 2012-4018, Cl AI, IO
3.500%, 03/15/2027	54	1
FHLMC REMIC, Ser 2012-4060, Cl TI, IO
2.500%, 12/15/2026	20	–
FHLMC REMIC, Ser 2013-4166, Cl PI, IO
3.500%, 03/15/2041	85	3
FHLMC REMIC, Ser 2013-4176, Cl KI, IO
4.000%, 03/15/2028	105	3
FHLMC REMIC, Ser 2013-4178, Cl MI, IO
2.500%, 03/15/2028	103	3
FHLMC REMIC, Ser 2013-4182, Cl IE, IO
2.500%, 03/15/2028	100	4
FHLMC REMIC, Ser 2013-4199, Cl QI, IO
2.500%, 05/15/2028	144	5

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC REMIC, Ser 2013-4247, Cl LA
3.000%, 03/15/2043	$274	$251
FHLMC REMIC, Ser 2015-4484, Cl Cl, IO
4.000%, 07/15/2030	204	14
FHLMC REMIC, Ser 2016-4624, Cl BI, IO
5.500%, 04/15/2036	100	19
FHLMC REMIC, Ser 2016-4636, Cl BI, IO
5.500%, 05/15/2040	165	30
FHLMC REMIC, Ser 2017-4731, Cl LB
3.000%, 11/15/2047	167	130
FHLMC REMIC, Ser 2020-4978, Cl MI, IO
4.000%, 05/25/2040	176	26
FHLMC, Ser 2014-324, Cl C18, IO
4.000%, 12/15/2033	214	22
FNMA
8.000%, 03/01/2027 to 09/01/2028	6	6
7.000%, 08/01/2032 to 09/01/2032	6	6
6.500%, 09/01/2032	17	17
FNMA Interest, Ser 2007-379, Cl 1, PO
0.000%, 05/25/2037(B)	397	322
FNMA Interest, Ser 2012-410, Cl C6, IO
4.000%, 05/25/2027	21	1
FNMA Interest, Ser 2012-410, Cl C8, IO
4.000%, 04/25/2032	244	24
FNMA REMIC, Ser 2010-126, Cl NI, IO
5.500%, 11/25/2040	129	16
FNMA REMIC, Ser 2012-53, Cl BI, IO
3.500%, 05/25/2027	21	1
FNMA REMIC, Ser 2012-93, Cl IL, IO
3.000%, 09/25/2027	118	4
FNMA REMIC, Ser 2012-98, Cl BI, IO
6.000%, 01/25/2042	79	6
FNMA REMIC, Ser 2014-68, Cl ID, IO
3.500%, 03/25/2034	246	12
FNMA REMIC, Ser 2015-21, Cl WI, IO
0.000%, 04/25/2055(A)(C)	94	3
FNMA REMIC, Ser 2016-3, Cl JI, IO
3.500%, 02/25/2031	17	–
FNMA REMIC, Ser 2016-71, Cl IN, IO
3.500%, 10/25/2046	53	9
FNMA REMIC, Ser 2017-110, Cl PB
3.000%, 02/25/2057	79	61
FNMA REMIC, Ser 2017-68, Cl IB, IO
4.500%, 09/25/2047	140	25
FNMA REMIC, Ser 2018-13, Cl MP
3.500%, 12/25/2057	224	211
FNMA REMIC, Ser 2018-25, Cl AL
3.500%, 04/25/2048	49	43
FNMA REMIC, Ser 2019-31, Cl CB
3.000%, 07/25/2049	300	258
FNMA REMIC, Ser 2019-9, Cl CL
3.500%, 04/25/2048	652	612

SEI Daily Income Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA REMIC, Ser 2020-53, Cl ZM
2.000%, 08/25/2050	$563	$388
FNMA REMIC, Ser 2020-74, Cl HI, IO
5.500%, 10/25/2050	242	46
FNMA, Ser 2019-M21, Cl X1, IO
1.581%, 05/25/2029(A)	921	42
FNMA, Ser 2020-M2, Cl X, IO
0.391%, 01/25/2030(A)	792	8
GNMA
8.000%, 07/15/2026 to 03/15/2032	36	36
7.750%, 10/15/2026	2	2
7.500%, 02/15/2027 to 10/15/2035	31	32
7.250%, 01/15/2028	1	1
6.500%, 02/15/2027 to 10/15/2038	126	132
6.000%, 12/15/2027 to 11/15/2034	91	95
5.500%, 01/15/2033 to 02/15/2041	512	527
5.000%, 06/15/2033 to 07/15/2052	1,493	1,515
4.500%, 08/15/2033 to 10/20/2052	2,162	2,138
4.000%, 03/20/2040 to 09/20/2048	3,288	3,188
3.875%, 05/15/2042 to 08/15/2042	647	624
3.500%, 03/20/2041 to 02/20/2049	6,767	6,316
3.000%, 10/15/2042 to 10/20/2051	7,782	7,010
2.500%, 07/20/2045 to 12/20/2051	6,951	6,022
2.000%, 11/20/2045 to 08/20/2051	8,393	6,994
GNMA TBA
6.500%, 02/15/2054	425	434
2.000% - 6.000%, 02/15/2045 - 02/15/2054	537	1,007
GNMA, Ser 2010-26, Cl JI, IO
5.000%, 02/16/2040	235	48
GNMA, Ser 2010-57, Cl TI, IO
5.000%, 05/20/2040	257	52
GNMA, Ser 2012-113, Cl BZ
3.000%, 09/16/2042	216	177
GNMA, Ser 2012-126, Cl IO, IO
3.500%, 10/20/2042	207	32
GNMA, Ser 2012-51, Cl GI, IO
3.500%, 07/20/2040	91	2
GNMA, Ser 2012-69, Cl AI, IO
4.500%, 05/16/2027	12	–
GNMA, Ser 2012-91, Cl NC
3.000%, 05/20/2042	249	220
GNMA, Ser 2013-149, Cl LZ
2.500%, 10/20/2043	50	42
GNMA, Ser 2013-169, Cl ZK
2.500%, 11/20/2043	57	47
GNMA, Ser 2013-26, Cl IK, IO
3.000%, 02/16/2043	205	25
GNMA, Ser 2013-47, Cl IA, IO
4.000%, 03/20/2043	214	38
GNMA, Ser 2013-79, Cl BZ
3.000%, 05/20/2043	379	330

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2013-99, Cl AX
3.000%, 07/20/2043(D)	$56	$52
GNMA, Ser 2014-119, Cl ZK
3.500%, 08/16/2044	364	330
GNMA, Ser 2014-122, Cl IP, IO
3.500%, 08/16/2029	169	8
GNMA, Ser 2014-133, Cl EP
3.500%, 09/20/2044	251	230
GNMA, Ser 2014-144, Cl BI, IO
3.000%, 09/16/2029	55	2
GNMA, Ser 2014-21, Cl DI, IO
4.000%, 04/16/2026	118	1
GNMA, Ser 2014-72, Cl ML
3.500%, 03/20/2044	303	277
GNMA, Ser 2015-161, Cl GZ
3.000%, 11/20/2045	287	253
GNMA, Ser 2015-165, Cl I, IO
3.500%, 07/20/2043	300	47
GNMA, Ser 2015-168, Cl MI, IO
5.500%, 10/20/2037	276	37
GNMA, Ser 2015-17, Cl BI, IO
3.500%, 05/20/2043	289	45
GNMA, Ser 2015-18, Cl IC, IO
3.500%, 02/16/2030	132	6
GNMA, Ser 2015-185, Cl GI, IO
3.500%, 02/20/2041	101	2
GNMA, Ser 2015-24, Cl CI, IO
3.500%, 02/20/2045	129	18
GNMA, Ser 2015-53, Cl IA, IO
4.500%, 04/20/2045	272	56
GNMA, Ser 2015-62, Cl CI, IO
4.500%, 05/20/2045	139	27
GNMA, Ser 2015-84, Cl IO, IO
3.500%, 05/16/2042	217	33
GNMA, Ser 2016-126, Cl KI, IO
3.000%, 09/20/2028	132	5
GNMA, Ser 2016-136, Cl A
3.000%, 07/20/2044	542	488
GNMA, Ser 2016-136, Cl PJ
3.500%, 01/20/2046	362	312
GNMA, Ser 2016-161, Cl GI, IO
5.000%, 11/16/2046	109	16
GNMA, Ser 2016-167, Cl AI, IO
5.500%, 03/20/2039	221	34
GNMA, Ser 2016-18, Cl TA
2.000%, 10/20/2044	213	185
GNMA, Ser 2016-23, Cl CI, IO
3.500%, 04/20/2042	377	15
GNMA, Ser 2016-42, Cl EI, IO
6.000%, 02/20/2046	221	38
GNMA, Ser 2016-49, Cl PZ
3.000%, 11/16/2045	245	179

SEI Daily Income Trust

SCHEDULE OF INVESTMENTS

January 31, 2024

GNMA Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2016-99, Cl LI, IO
4.000%, 05/20/2029	$245	$6
GNMA, Ser 2017-107, Cl JI, IO
4.000%, 03/20/2047	318	47
GNMA, Ser 2017-130, Cl IO, IO
4.500%, 02/20/2040	141	24
GNMA, Ser 2017-134, Cl CG
2.500%, 09/20/2047	80	67
GNMA, Ser 2017-134, Cl BI, IO
5.000%, 09/16/2047	91	18
GNMA, Ser 2017-163, Cl YA
2.500%, 11/20/2047	225	185
GNMA, Ser 2017-163, Cl BC
2.500%, 11/20/2047	231	184
GNMA, Ser 2017-182, Cl LZ
3.000%, 12/20/2047	150	93
GNMA, Ser 2017-19, Cl AY
3.000%, 02/20/2047	436	369
GNMA, Ser 2017-2, Cl AI, IO
5.000%, 01/16/2047	161	36
GNMA, Ser 2017-26, Cl IA, IO
5.500%, 02/16/2047	246	39
GNMA, Ser 2018-1, Cl HB
2.500%, 01/20/2048	228	188
GNMA, Ser 2018-37, Cl BY
3.500%, 03/20/2048	200	177
GNMA, Ser 2018-77, Cl JY
3.500%, 06/20/2048	246	223
GNMA, Ser 2019-43, Cl IA, IO
4.500%, 05/20/2048	126	18
GNMA, Ser 2020-115, Cl YA
1.000%, 08/20/2050	54	42
GNMA, Ser 2020-17, Cl EI, IO
5.000%, 02/20/2050	150	31
GNMA, Ser 2020-74, Cl IC, IO
3.000%, 05/20/2035	429	24

		44,758
Non-Agency Mortgage-Backed Obligations — 0.4%
Seasoned Credit Risk Transfer Trust, Ser 2019-3, Cl MT
3.500%, 10/25/2058	182	163

Total Mortgage-Backed Securities
(Cost $49,296) ($ Thousands)		44,921

Description	Face Amount (Thousands)	Market Value ($ Thousands)
REPURCHASE AGREEMENT(E) — 3.1%
BNP Paribas
5.300%, dated 01/31/2024 to be repurchased on 02/01/2024, repurchase price $1,400,206 (collateralized by U.S. Government obligations, ranging in par value $100 - $1,575,315, 0.000% - 4.500%, 03/07/2024 – 11/01/2051; with total market value $1,428,007)	$1,400	$1,400
Total Repurchase Agreement
(Cost $1,400) ($ Thousands)		1,400

Total Investments in Securities — 102.5%
(Cost $50,696) ($ Thousands)		$46,321

SEI Daily Income Trust

A list of the open futures contracts held by the Fund at January 31, 2024, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation)(Thousands)
Long Contracts
U.S. 2-Year Treasury Note	3	Mar-2024	$617	$617	$–
U.S. 5-Year Treasury Note	10	Mar-2024	1,070	1,084	14
U.S. Ultra Long Treasury Bond	1	Mar-2024	121	130	9
Ultra 10-Year U.S. Treasury Note	3	Mar-2024	349	350	1
			2,157	2,181	24
Short Contracts
U.S. 10-Year Treasury Note	(5)	Mar-2024	$(559)	$(562)	$(3)
U.S. Long Treasury Bond	(7)	Mar-2024	(832)	(857)	(25)
			(1,391)	(1,419)	(28)
			$766	$762	$(4)

For the year ended January 31, 2024, the average futures contracts short and long were $(1,106) and $3,184, respectively.

Percentages are based on Net Assets of $45,189 ($ Thousands).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	Zero coupon security.
(C)	No interest rate available.
(D)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(E)	Tri-Party Repurchase Agreement.

The following is a summary of the level of inputs used as of January 31, 2024, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	44,921	–	44,921
Repurchase Agreement	–	1,400	–	1,400
Total Investments in Securities	–	46,321	–	46,321

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	24	–	–	24
Unrealized Depreciation	(28)	–	–	(28)
Total Other Financial Instruments	(4)	–	–	(4)

*	Futures Contracts are valued at the net unrealized appreciation (depreciation) on the instruments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust

Glossary (abbreviations which may be used in the preceding Schedules of Investments):

January 31, 2024

Portfolio Abbreviations
ABS — Asset-Backed Security
ARM — Adjustable Rate Mortgage
Cl — Class
CLO — Collateralized Loan Obligation
DAC — Designated Activity Company DN — Discount Note
FFCB — Federal Farm Credit Bank
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association H15T1Y — US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
IO — Interest Only — face amount represents notional amount
MTN — Medium Term Note PLC – Public Limited Company
PO — Principal Only
RB — Revenue Bond
REMIC — Real Estate Mortgage Investment Conduit
RFUCCT6M — Refinitiv USD IBOR Consumer Cash Fallbacks Term 6-month
Ser — Series
SOFR30A — Secured Overnight Financing Rate 30-day Average
SOFRINDX — Secured Overnight Financing Rate Index
SOFRRATE — Secured Overnight Financing Rate
TBA — To Be Announced
TSFR1M — Term Secured Overnight Financing Rate 1 Month
TSFR3M — Term Secured Overnight Financing Rate 3 Month
UMBS — Uniform Mortgage-Backed Securities
USBMMY3M — U.S. Treasury 3 Month Bill Money Market Yield

SEI Daily Income Trust

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

January 31, 2024

	Government Fund
Assets:
Investments, at value†	$4,883,794
Repurchase agreements†	3,011,000
Cash and cash equivalents	577,462
Cash pledged as collateral on futures contracts	—
Receivable for investment securities sold	35,224
Interest receivable	12,193
Receivable for fund shares sold	2,045
Tax reclaim receivable	—
Receivable for variation margin	—
Prepaid expenses	158
Total Assets	8,521,876
Liabilities:
Payable for investment securities purchased	167,140
Income distribution payable	10,816
Payable for fund shares redeemed	2,045
Administration fees payable	817
Investment advisory fees payable	505
Shareholder servicing fees payable	483
Chief Compliance Officer fees payable	11
Trustees' fees payable	3
Payable for variation margin	—
Accrued expense payable	317
Total Liabilities	182,137
Net Assets	$8,339,739
† Cost of investments and repurchase agreements	$7,894,794
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$8,339,226
Total Distributable Earnings/(loss)	513
Net Assets	$8,339,739
Net Asset Value, Offering and Redemption Price Per Share — Class F	N/A

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class	$1.00
	($3,811,459,736 ÷ 3,811,179,302 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class CAA	$1.00
	($14,705,538 ÷ 14,697,724 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	N/A

Net Asset Value, Offering and Redemption Price Per Share — Sweep Class	$1.00
	($4,513,574,205 ÷ 4,513,438,754 shares	)

Amounts designated as "—" are $0 or have been rounded to $0.

N/A — Not applicable.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

January 31, 2024

Government II Fund		Treasury II Fund		Ultra Short Duration Bond Fund		Short-Duration Government Fund		GNMA Fund

$2,493,427		$516,923		$234,777		$551,908		$44,921
—		—		—		1,400		1,400
2,126		1,653		703		144		100
—		—		—		—		70
32,449		6,573		713		145,979		12,333
2,327		12		1,289		2,457		164
—		—		287		203		—
—		—		27		—		—
—		—		2		574		10
36		8		2		5		—
2,530,365		525,169		237,800		702,670		58,998

81,644		14,138		1,957		151,207		13,734
6,674		220		80		359		8
—		—		449		867		18
241		49		22		94		2
90		20		20		44		4
—		—		12		51		9
3		1		—		1		—
1		—		—		—		—
—		—		14		938		10
94		21		45		36		24
88,747		14,449		2,599		153,597		13,809
$2,441,618		$510,720		$235,201		$549,073		$45,189
$2,493,427		$516,923		$236,616		$565,159		$50,696

$2,441,646		$510,741		$244,700		$590,639		$58,065
(28)		(21)		(9,499)		(41,566)		(12,876)
$2,441,618		$510,720		$235,201		$549,073		$45,189
$1.00		$1.00		$9.28		$9.97		$8.98
($2,441,617,702 ÷ 2,441,741,886 shares	)	($510,720,219 ÷ 510,924,680 shares	)	($175,252,017 ÷ 18,878,633 shares	)	($523,940,165 ÷ 52,564,201 shares	)	($43,864,892 ÷ 4,885,580 shares	)
N/A		N/A		N/A		N/A		N/A

N/A		N/A		N/A		N/A		N/A

N/A		N/A		$9.28		$9.96		$8.98
				($59,948,709 ÷ 6,457,597 shares	)	($25,133,103 ÷ 2,522,292 shares	)	($1,324,469 ÷ 147,450 shares	)
N/A		N/A		N/A		N/A		N/A

SEI Daily Income Trust

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended January 31, 2024

	Government Fund	Government II Fund
Investment Income:
Interest income	$438,739	$102,390
Foreign Taxes Withheld	—	—
Total investment income	438,739	102,390
Expenses:
Administration fees	9,874	2,913
Shareholder servicing fees — Class F Shares	—	4,970
Shareholder servicing fees — Class CAA Shares	48	—
Shareholder servicing fees — Sweep Class Shares	12,148	—
Investment advisory fees	6,123	1,393
Trustees' fees	236	49
Chief Compliance Officer fees	53	11
Printing fees	543	127
Custodian/Wire agent fees	189	44
Registration fees	171	34
Pricing fees	38	13
Other expenses	636	139
Total expenses	30,059	9,693
Less, waiver of:
Investment advisory fees	—	(497)
Administration fees	—	(243)
Shareholder servicing fees - Class F	—	(4,970)
Shareholder servicing fees - Class CAA	(31)	—
Shareholder servicing fees - Sweep Class	(5,108)	—
Net expenses	24,920	3,983
Net Investment Income	413,819	98,407
Net Realized Gain (Loss) on/from:
Investments	64	56
Futures contracts	—	—
Net Realized Gain (Loss)	$64	$56
Net change in unrealized appreciation (depreciation) on/from:
Investments	—	—
Futures contracts	—	—
Net Change in Unrealized Appreciation (Depreciation)	$—	$—
Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation)	$64	$56
Net Increase in Net Assets Resulting from Operations	$413,883	$98,463

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended January 31, 2024

Treasury II Fund	Ultra Short Duration Bond Fund	Short-Duration Government Fund	GNMA Fund

$24,758	$11,362	$20,750	$1,568
—	(1)	—	—
24,758	11,361	20,750	1,568

727	511	1,195	93
1,211	490	1,423	113
—	—	—	—
—	—	—	—
339	255	585	44
12	7	16	1
2	1	3	—
30	16	37	3
10	5	12	1
9	5	12	1
4	147	50	36
65	16	37	4
2,409	1,453	3,370	296

(121)	—	—	—
(108)	(190)	—	(9)
(1,211)	(333)	(507)	—
—	—	—	—
—	—	—	—
969	930	2,863	287
23,789	10,431	17,887	1,281

6	(864)	(9,240)	(648)
—	22	1,566	57
$6	$(842)	$(7,674)	$(591)

—	4,105	12,047	(43)
—	(34)	(1,337)	(17)
$—	$4,071	$10,710	$(60)
$6	$3,229	$3,036	$(651)
$23,795	$13,660	$20,923	$630

SEI Daily Income Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended January 31,

	Government Fund
	2024	2023
Operations:
Net investment income	$413,819	$157,274
Net realized gain (loss)	64	43
Net increase in net assets resulting from operations	413,883	157,317
Distributions:
Class F	N/A	N/A
Institutional Class	(186,240)	(148,585)
Class CAA	(896)	(294)
Sweep Class	(226,670)	(7,992)
Total distributions	(413,806)	(156,871)
Capital Share Transactions (All at $1.00 per share)
Class F:
Proceeds from shares issued	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A
Cost of shares redeemed	N/A	N/A
Net increase (decrease) from Class F Transactions	N/A	N/A
Institutional Class:
Proceeds from shares issued	61,116,210	74,657,356
Reinvestment of dividends & distributions	66,570	96,145
Cost of shares redeemed	(61,104,832)	(80,236,351)
Net increase (decrease) from Institutional Class Transactions	77,948	(5,482,850)
Class CAA:
Proceeds from shares issued	20,916	31,314
Reinvestment of dividends & distributions	896	294
Cost of shares redeemed	(28,145)	(25,422)
Net increase (decrease) from Class CAA Transactions	(6,333)	6,186
Sweep Class:
Proceeds from shares issued	32,845,803	6,342,809
Reinvestment of dividends & distributions	226,671	7,992
Cost of shares redeemed	(33,747,200)	(1,162,636)
Net increase (decrease) from Sweep Class Transactions	(674,726)	5,188,165
Net increase (decrease) in net assets from capital shares transactions	(603,111)	(288,499)
Net increase (decrease) in net assets	(603,034)	(288,053)
Net Assets:
Beginning of year	8,942,773	9,230,826
End of year	$8,339,739	$8,942,773

N/A — Not applicable.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended January 31,

Government II Fund		Treasury II Fund
2024	2023	2024	2023

$98,407	$33,145	$23,789	$8,828
56	(181)	6	(22)
98,463	32,964	23,795	8,806

(98,459)	(32,989)	(23,789)	(8,831)
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
(98,459)	(32,989)	(23,789)	(8,831)

4,750,311	6,592,146	859,209	1,448,990
37,934	11,832	20,649	7,392
(4,137,605)	(7,419,696)	(863,204)	(1,392,505)
650,640	(815,718)	16,654	63,877

N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A
650,640	(815,718)	16,654	63,877
650,644	(815,743)	16,660	63,852

1,790,974	2,606,717	494,060	430,208
$2,441,618	$1,790,974	$510,720	$494,060

SEI Daily Income Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended January 31,

	Ultra Short Duration Bond Fund
	2024	2023
Operations:
Net investment income	$10,431	$4,915
Net realized (loss)	(842)	(1,008)
Net change in unrealized appreciation (depreciation)	4,071	(4,405)
Net increase (decrease) in net assets resulting from operations	13,660	(498)
Distributions:
Class F	(7,890)	(4,084)
Class Y	(2,478)	(1,044)
Total distributions	(10,368)	(5,128)
Capital share transactions:
Class F:
Proceeds from shares issued	37,076	85,302
Reinvestment of dividends & distributions	6,733	3,449
Cost of shares redeemed	(90,024)	(150,788)
Net decrease from Class F transactions	(46,215)	(62,037)
Class Y:
Proceeds from shares issued	2,582	5,540
Reinvestment of dividends & distributions	2,462	1,034
Cost of shares redeemed	(6,415)	(10,348)
Net increase (decrease) from Class Y transactions	(1,371)	(3,774)
Net Decrease in net assets from capital share transactions	(47,586)	(65,811)
Net decrease in net assets	(44,294)	(71,437)
Net Assets:
Beginning of year	279,495	350,932
End of year	$235,201	$279,495
Capital Share Transactions:
Class F
Shares issued	4,032	9,305
Reinvestment of distributions	732	378
Shares redeemed	(9,801)	(16,497)
Net decrease in shares outstanding from Class F Share transactions	(5,037)	(6,814)
Class Y
Shares issued	280	602
Reinvestment of distributions	268	117
Shares redeemed	(698)	(1,134)
Net increase (decrease) in shares outstanding from Class Y Share transactions	(150)	(415)
Total decrease in shares outstanding from share transactions	(5,187)	(7,229)

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended January 31,

Short-Duration Government Fund		GNMA Fund
2024	2023	2024	2023

$17,887	$7,312	$1,281	$1,101
(7,674)	(11,161)	(591)	(2,398)
10,710	(16,041)	(60)	(4,028)
20,923	(19,890)	630	(5,325)

(15,956)	(8,275)	(1,273)	(1,334)
(836)	(491)	(41)	(41)
(16,792)	(8,766)	(1,314)	(1,375)

79,173	189,093	13,967	16,504
12,337	6,345	1,167	1,203
(184,752)	(242,379)	(18,113)	(34,908)
(93,242)	(46,941)	(2,979)	(17,201)

3,414	4,165	771	154
787	467	40	39
(10,650)	(9,315)	(112)	(1,416)
(6,449)	(4,683)	699	(1,223)
(99,691)	(51,624)	(2,280)	(18,424)
(95,560)	(80,280)	(2,964)	(25,124)

644,633	724,913	48,153	73,277
$549,073	$644,633	$45,189	$48,153

8,046	18,937	1,579	1,757
1,254	640	132	130
(18,781)	(24,319)	(2,048)	(3,747)
(9,481)	(4,742)	(337)	(1,860)

342	423	84	16
86	41	5	4
(1,085)	(938)	(13)	(154)
(657)	(474)	76	(134)
(10,138)	(5,216)	(261)	(1,994)

SEI Daily Income Trust

FINANCIAL HIGHLIGHTS

For the years or period ended January 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Year/Period	Net Investment Income/ (Loss)*		Net Realized and Unrealized Gains (Losses)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains		Total Dividends and Distributions	Net Asset Value, End of Year/Period	Total Return†	Net Assets End of Year/Period ($ Thousands)	Ratio of Expenses to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Government Fund
Institutional Class
2024	$1.00	$0.05		$—	$0.05	$(0.05)	$—	(2)	$(0.05)	$1.00	4.92%	$3,811,460	0.20%	0.20%	4.81%
2023(3)	1.00	0.02		—	0.02	(0.02)	—	(2)	(0.02)	1.00	1.69	3,733,579	0.19	0.45	1.51
2022	1.00	—		—	—	— (2)	—	(2)	— (2)	1.00	0.01	9,215,975	0.06	0.44	0.01
2021	1.00	—		—	—	— (2)	—		— (2)	1.00	0.23	9,461,922	0.18	0.45	0.19
2020	1.00	0.02		—	0.02	(0.02)	—		(0.02)	1.00	1.95	6,671,923	0.20	0.46	1.95
Class CAA
2024	$1.00	$0.05		$—	$0.05	$(0.05)	$—	(2)	$(0.05)	$1.00	4.81%	$14,705	0.29%	0.45%	4.69%
2023	1.00	0.02		—	0.02	(0.02)	—	(2)	(0.02)	1.00	1.69	21,037	0.19	0.45	1.85
2022	1.00	—		—	—	— (2)	—	(2)	— (2)	1.00	0.01	14,851	0.06	0.44	0.01
2021	1.00	—		—	—	— (2)	—		— (2)	1.00	0.23	12,812	0.18	0.45	0.24
2020	1.00	0.02		—	0.02	(0.02)	—		(0.02)	1.00	1.95	18,064	0.20	0.46	1.95
Sweep Class
2024	$1.00	$0.05		$—	$0.05	$(0.05)	$—		$(0.05)	$1.00	4.76%	$4,513,574	0.35%	0.45%	4.67%
2023(4)	1.00	—	(2)	—	—	— (2)	—		— (2)	1.00	0.14	5,188,157	0.35	0.44	3.74
Government II Fund
Class F
2024	$1.00	$0.05		$—	$0.05	$(0.05)	$—		$(0.05)	$1.00	5.04%	$2,441,618	0.20%	0.49%	4.95%
2023	1.00	0.02		—	0.02	(0.02)	—	(2)	(0.02)	1.00	1.72	1,790,974	0.19	0.48	1.57
2022	1.00	—		—	—	— (2)	—	(2)	— (2)	1.00	0.01	2,606,717	0.05	0.48	0.01
2021	1.00	—		—	—	— (2)	—		— (2)	1.00	0.27	2,553,183	0.18	0.48	0.24
2020	1.00	0.02		—	0.02	(0.02)	—		(0.02)	1.00	1.97	1,991,587	0.20	0.49	1.95
Treasury II Fund
Class F
2024	$1.00	$0.05		$—	$0.05	$(0.05)	$—		$(0.05)	$1.00	5.01%	$510,720	0.20%	0.50%	4.91%
2023	1.00	0.02		—	0.02	(0.02)	—		(0.02)	1.00	1.69	494,060	0.19	0.49	1.75
2022	1.00	—		—	—	— (2)	—	(2)	— (2)	1.00	0.02	430,208	0.06	0.49	0.00
2021	1.00	—		—	—	— (2)	—		— (2)	1.00	0.27	307,851	0.19	0.49	0.30
2020	1.00	0.02		—	0.02	(0.02)	—		(0.02)	1.00	1.95	401,720	0.20	0.49	1.94

*	Per share calculations were performed using average shares.
†

Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The Distributor and/or Administrator have voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets of the share class. Had these waivers been excluded the ratio would have been at the expense ratio cap figure. See Note 3 for expense limitation figures.

(2)	Amount represents less than $0.005 per share.
(3)	On January 17, 2023, Class F Shares of the Government Fund were renamed Institutional Shares.
(4)	Commenced operations on January 17, 2023. All ratios for the period have been annualized.

Amounts designated as ‘‘—’’ are zero or have been rounded to zero.

SEI Daily Income Trust

FINANCIAL HIGHLIGHTS

For the years ended January 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses)	Total from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year($ Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Ultra Short Duration Bond Fund
Class F
2024	$9.16	$0.37	$0.12	$0.49	$(0.37)	$(0.37)	$9.28	5.50%	$175,252	0.38%	0.63%	4.05%	75%
2023	9.30	0.14	(0.13)	0.01	(0.15)	(0.15)	9.16	0.09	218,987	0.38	0.62	1.49	52
2022	9.38	0.05	(0.07)	(0.02)	(0.06)	(0.06)	9.30	(0.23)	285,651	0.38	0.61	0.53	70
2021	9.36	0.12	0.03	0.15	(0.13)	(0.13)	9.38	1.61	271,550	0.38	0.58	1.29	73
2020	9.31	0.23	0.05	0.28	(0.23)	(0.23)	9.36	3.06	258,558	0.38	0.59	2.44	70
Class Y
2024	$9.16	$0.38	$0.12	$0.50	$(0.38)	$(0.38)	$9.28	5.58%	$59,949	0.30%	0.38%	4.16%	75%
2023	9.30	0.15	(0.14)	0.01	(0.15)	(0.15)	9.16	0.18	60,508	0.30	0.37	1.60	52
2022	9.38	0.06	(0.07)	(0.01)	(0.07)	(0.07)	9.30	(0.15)	65,281	0.30	0.36	0.61	70
2021	9.37	0.13	0.02	0.15	(0.14)	(0.14)	9.38	1.58	62,559	0.30	0.33	1.36	73
2020	9.31	0.24	0.06	0.30	(0.24)	(0.24)	9.37	3.25	53,107	0.30	0.34	2.52	70
Short-Duration Government Fund
Class F
2024	$9.88	$0.29	$0.08	$0.37	$(0.28)	$(0.28)	$9.97	3.78%	$523,940	0.48%	0.58%	2.99%	178%
2023	10.29	0.11	(0.39)	(0.28)	(0.13)	(0.13)	9.88	(2.74)	613,217	0.48	0.56	1.06	139
2022	10.56	0.03	(0.22)	(0.19)	(0.08)	(0.08)	10.29	(1.83)	687,332	0.48	0.56	0.25	132
2021	10.38	0.09	0.22	0.31	(0.13)	(0.13)	10.56	3.01	745,950	0.48	0.57	0.88	287
2020	10.22	0.18	0.18	0.36	(0.20)	(0.20)	10.38	3.54	670,769	0.48	0.58	1.78	230
Class Y
2024	$9.88	$0.31	$0.06	$0.37	$(0.29)	$(0.29)	$9.96	3.85%	$25,133	0.33%	0.33%	3.14%	178%
2023	10.29	0.12	(0.39)	(0.27)	(0.14)	(0.14)	9.88	(2.58)	31,416	0.31	0.31	1.22	139
2022	10.56	0.04	(0.21)	(0.17)	(0.10)	(0.10)	10.29	(1.67)	37,581	0.31	0.31	0.42	132
2021	10.38	0.11	0.22	0.33	(0.15)	(0.15)	10.56	3.17	45,836	0.32	0.32	1.04	287
2020	10.22	0.20	0.17	0.37	(0.21)	(0.21)	10.38	3.69	54,472	0.33	0.33	1.93	230
GNMA Fund
Class F
2024	$9.10	$0.24	$(0.11)	$0.13	$(0.25)	$(0.25)	$8.98	1.51%	$43,865	0.63%	0.65%	2.76%	145%
2023	10.05	0.18	(0.91)	(0.73)	(0.22)	(0.22)	9.10	(7.23)	47,503	0.63	0.64	1.92	235
2022	10.55	0.05	(0.36)	(0.31)	(0.19)	(0.19)	10.05	(2.97)	71,216	0.62	0.62	0.46	405
2021	10.44	0.11	0.22	0.33	(0.22)	(0.22)	10.55	3.16	104,074	0.58	0.58	1.05	392
2020	10.20	0.24	0.28	0.52	(0.28)	(0.28)	10.44	5.15	59,818	0.58	0.58	2.33	225
Class Y
2024	$9.10	$0.27	$(0.12)	$0.15	$(0.27)	$(0.27)	$8.98	1.76%	$1,324	0.38%	0.40%	3.01%	145%
2023	10.05	0.20	(0.90)	(0.70)	(0.25)	(0.25)	9.10	(6.99)	650	0.38	0.39	2.16	235
2022	10.55	0.08	(0.36)	(0.28)	(0.22)	(0.22)	10.05	(2.71)	2,061	0.37	0.37	0.72	405
2021	10.44	0.14	0.22	0.36	(0.25)	(0.25)	10.55	3.42	3,619	0.33	0.33	1.31	392
2020	10.20	0.27	0.27	0.54	(0.30)	(0.30)	10.44	5.35	1,403	0.33	0.33	2.58	225

*	Per share calculations were performed using average shares.
†

Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as ‘‘—’’ are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust

NOTES TO FINANCIAL STATEMENTS

January 31, 2024

1. ORGANIZATION

SEI Daily Income Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with six operational Funds: the Government, Government II, and Treasury II (each a “Fund,” collectively, the “Money Market Funds”), the Ultra Short Duration Bond, Short-Duration Government and GNMA (each a “Fund,” collectively, the “Fixed Income Funds”). The Trust is registered to offer: Institutional Class Shares of the Government Fund; Sweep Class Shares of the Government Fund; Class F shares of the Government II, Treasury II, Ultra Short Duration Bond, Short-Duration Government and GNMA Funds; Class CAA shares of the Government Fund and Class Y shares of the Fixed Income Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the “Board”), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Funds’ Valuation and Pricing Policy. The Trust's Board of Trustees has designated SEI Investments Management Corporation (“SIMC”) as the Valuation Designee for the Funds pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board’s designation, has appointed a valuation committee of SIMC persons to function as the Valuation Designee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Fund’s' Valuation and Pricing Policy (together with SIMC’s Valuation and Pricing Policy, the “Procedures”).

Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. The Money Market Funds’ use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on an exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a fund calculates its NAV, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund’s futures or centrally cleared swaps position. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. SIMC or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However,

SEI Daily Income Trust

there can be no assurance that such pricing service’s prices will be reliable. SIMC will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify SIMC, as Committee, if it receives such notification from a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The Procedures provides that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect the valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of a Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board. If a security price cannot be obtained from an independent third-party pricing agent, the Fixed Income Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Rule 2a-5 and the Procedures.

The Committee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event (as defined below).

When a security is valued in accordance with the Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. As of January 31, 2024, there were no fair valued securities held by the Funds.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the fiscal year ended January 31, 2024, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains

SEI Daily Income Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2024

and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

For the Fixed Income Funds, amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

For the Money Market Funds, all amortization is calculated using the straight line method over the holding period of the security. Amortization of premiums and accretion of discounts are included in interest income.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

It is the Funds’ policy to present the repurchase agreements contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the repurchase agreements contracts. Refer to each Fund’s Schedule of Investments for details regarding repurchase agreements contracts as of January 31, 2024, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fixed Income Funds utilized futures contracts during the year ended January 31, 2024. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Funds chose to invest in futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are “marked-to-market” daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the futures contracts. Refer to each Fund’s Schedule of Investments for details regarding open future contracts as of January 31, 2024, if applicable. The fair value of interest rate futures contracts held in the Fixed Income Funds can be found on the Statements of Assets and Liabilities under the captions Receivable for Variation Margin and Payable for Variation Margin. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Cumulative appreciation/ depreciation of futures contracts are reported in the respective Fixed Income Funds’ Schedule of Investments. Realized gains or losses on interest rate futures contracts related to the Fixed Income Funds are recognized on the Statements of Operations as part of Net Realized Gain (Loss) on Futures Contracts and any change in unrealized appreciation or depreciation is recognized on the Statements of Operations as Net Unrealized Gain (Loss) on Futures Contracts.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund’s investment in swap contracts is mainly used as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which

SEI Daily Income Trust

an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the Counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at year end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect a Fund’s value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. There were no outstanding swap agreements as of January 31, 2024.

Options Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets

SEI Daily Income Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2024

and Liabilities. There were no outstanding options contracts as of January 31, 2024.

TBA Purchase Commitments — To the extent consistent with its Investment Objective and Strategies, a Fixed Income Fund may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO and CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO and CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO and CLO securities as a class.

The risks of an investment in a CDO and CLO depend largely on its class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs and CLOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs and CLOs, allowing a CDO and CLO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs and CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs and CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities — Throughout the year, the Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At January 31, 2024, the Funds did not own any restricted securities except for those designated as 144A on the schedules of investments.

Classes — Class-specific expenses are borne by that class of shares. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements — SEI Investments Management Corporation (“SIMC”) serves as each Fund’s investment adviser (the “Adviser”). In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. SEI Investments Global Funds Services (the “Administrator”) provides the Trust with

SEI Daily Income Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2024

administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust also has adopted plans under which firms, including the Distributor, that provide shareholder services may receive compensation thereof.

Such plans provide fees payable to the Distributor up to the amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

The Administrator and/or the Distributor have contractually agreed to waive fees or reimburse expenses for the Class F Shares of the Government II Fund and the Treasury II Fund until May 31, 2024, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, trustees’ fees, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by a fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

The following is a summary of annual fees payable to the Adviser, and Distributor and the expense limitations for each fund:

	Advisory Fees		Shareholder Servicing Fees	Expense Limitations
Government Fund
Institutional Class	0.07%		—%	0.20	%(1)
Class CAA	0.07%		0.25%	0.35	%(1)
Sweep Class	0.07%		0.25%	0.35	%(1)
Government II Fund
Class F	0.07%		0.25%	0.20	%(2)
Treasury II Fund
Class F	0.07%		0.25%	0.20	%(2)
Ultra Short Duration Bond Fund
Class F	0.10	%(3)	0.25%	0.38	%(1)
Class Y	0.10	%(3)	—%	0.30	%(1)
Short-Duration Government Fund
Class F	0.10	%(4)	0.25%	0.48	%(1)
Class Y	0.10	%(4)	—%	0.38	%(1)
GNMA Fund
Class F	0.10	%(4)	0.25%	0.63	%(1)
Class Y	0.10	%(4)	—%	0.43	%(1)
(1)	Represents a voluntary cap that may be discontinued at any time.
(2)	Represents a contractual cap effective through May 31, 2024, to be changed only by board approval.

SEI Daily Income Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2024

(3)

The Adviser receives an annual fee equal to 0.10% on the first $500 million of net assets, 0.075% of net assets between $500 million and $1 billion and 0.05% on the net assets in excess of $1 billion for the Ultra Short Duration Bond Fund. The fee is calculated based on the net assets of the Ultra Short Duration Bond Fund.

(4)

The Adviser receives an annual fee equal to 0.10% on the first $500 million of net assets, 0.075% of net assets between $500 million and $1 billion and 0.05% on the net assets in excess of $1 billion for the Short-Duration Government and GNMA Funds. The fee is a blended percentage and is calculated based on the combined assets of these Funds.

The following is a summary of annual fees payable to the Administrator:

	Administration Fees
	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
Government Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Government II Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Treasury II Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
Ultra Short Duration Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Short-Duration Government Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
GNMA Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

The Distributor has voluntarily waived all or a portion of the shareholder servicing fees for Class F of each fund, except for the GNMA Fund, since inception of the plan. Such waivers are voluntary and may be discontinued at any time.

Pursuant to the “manager of managers” structure, the Board of Trustees approved BlackRock Advisors, LLC as sub-adviser to the Money Market Funds, MetLife Investment Management, LLC serves as a sub-adviser to the Ultra Short Duration Bond Fund and Wellington Management Company LLP serves as sub-adviser to the Fixed Income Funds. Each sub-adviser is party to an investment sub-advisory agreement with the Adviser. For its services to the Funds, the sub-advisers are entitled to receive a fee paid directly by the Adviser.

U.S. Bank, N.A. serves as the custodian of the Funds. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Other — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an inter-fund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Inter-fund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds Board of Trustees. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended January 31, 2024, the Trust has not participated in the Program.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended January 31, 2024, were as follows for the Fixed Income Funds:

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Ultra Short Duration Bond Fund
Purchases	$18,553	$113,122	$131,675
Sales	46,331	94,188	140,519
Short-Duration Government Fund
Purchases	1,063,707	869	1,064,576
Sales	1,152,563	3,154	1,155,717
GNMA Fund
Purchases	66,378	—	66,378
Sales	67,589	15	67,604

5. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income

SEI Daily Income Trust

(including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily attributable to paydown gain/loss reclassification, distribution reclassification and Treasury Inflation-Protected Securities adjustments. There is no permanent difference in the current year that would require a charge or credit to distributable earnings or Paid-in Capital accounts.

The tax character of dividends and distributions paid during the fiscal years ended January 31, 2024 or January 31, 2023 (unless otherwise indicated) was as follows:

	Ordinary Income ($ Thousands)	Total ($ Thousands)
Government Fund
2024	$413,806	$413,806
2023	156,871	156,871
Government II Fund
2024	98,459	98,459
2023	32,989	32,989
Treasury II Fund
2024	23,789	23,789
2023	8,831	8,831
Ultra Short Duration Bond Fund
2024	10,368	10,368
2023	5,128	5,128
Short-Duration Government Fund
2024	16,792	16,792
2023	8,766	8,766
GNMA Fund
2024	1,314	1,314
2023	1,375	1,375

As of January 31, 2024, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Government Fund	$36,217	$—	$—	$—	$—	$(7)	$(35,697)	$513
Government II Fund	10,591	—	(123)	—	—	(2)	(10,494)	(28)
Treasury II Fund	2,273	—	(15)	—	—	—	(2,279)	(21)
Ultra Short Duration Bond Fund	903	—	(7,641)	—	—	(1,839)	(922)	(9,499)
Short-Duration Government Fund	2,122	—	(30,245)	—	—	(11,860)	(1,583)	(41,566)
GNMA Fund	108	—	(8,502)	—	—	(4,375)	(107)	(12,876)

The other temporary differences in the current year are primarily attributable to Treasury straddle loss deferral and dividends payable.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. It is the Funds’ intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired.

During the fiscal year ended January 31, 2024, the Government II Fund, Treasury II Fund and GNMA Fund utilized $57,898, $6,356 and $209,919, respectively, of capital loss carryforwards to offset capital gains.

At January 31, 2024, the following Funds had capital loss carryforwards to offset future realized capital gains:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total * ($ Thousands)
Government II Fund	$123	$–	$123
Treasury II Fund	12	3	15
Ultra Short Duration Bond Fund	803	6,838	7,641
Short-Duration Government Fund	8,077	22,168	30,245
GNMA Fund	5,664	2,838	8,502

During the fiscal year ended January 31, 2024, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost located in the Statements of Assets and Liabilities.

SEI Daily Income Trust

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2024

For Federal income tax purposes, the cost of securities owned at January 31, 2024, and net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fixed Income Funds at January 31, 2024, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Government Fund	$7,894,801	$—	$(7)	$(7)
Government II Fund	2,493,427	—	(2)	(2)
Treasury II Fund	516,923	—	—	—
Ultra Short Duration Bond Fund	236,616	719	(2,558)	(1,839)
Short-Duration Government Fund	565,168	4,079	(15,939)	(11,860)
GNMA Fund	50,696	435	(4,810)	(4,375)

Management has analyzed the Funds’ tax positions taken on the federal tax returns for all open tax years and has concluded that as of January 31, 2024, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for all open tax years for which the applicable Statute of Limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. CONCENTRATION/RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

The following is not intended to be a complete discussion of the risks associated with investing in a fund. Please review each Fund’s prospectus for additional disclosures regarding principal risks associated with investing in a fund.

Asset-Backed Securities Risk — The Ultra Short Duration Bond Fund is subject to asset-backed securities risk, whereas payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Commercial Paper Risk — The Ultra Short Duration Bond Fund is subject to commercial paper risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Corporate Fixed Income Risk — The Ultra Short Duration Bond Fund is subject to corporate fixed income risk. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The Funds are all subject to the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Current Market Conditions Risk — Current market conditions risk is the risk that a particular investment, or shares of the Funds in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations that could directly impact the Funds, and any regulatory changes could adversely impact the Funds' ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial

SEI Daily Income Trust

political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Funds' assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. Advancements in technology may also adversely impact markets and the overall performance of the Funds.

Derivatives Risk — The Fixed Income Funds’ use of futures contracts and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative instrument may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fixed Income Funds’ use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fixed Income Funds may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The Funds are subject to the risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Foreign Issuer Risk — The Ultra Short Duration Bond Fund is subject to the risk that issuers in foreign countries face political and economic events unique to such countries. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S.

Interest Rate Risk — The Money Market Funds’ are subject to the risk that the Fund’s yield will decline due to changing interest rates. A rise in interest rates typically causes a fall in the value of fixed income securities in which the Fund invests, whereas a fall in interest rates typically results in the Fund having to invest available cash in instruments with lower interest rates than those of the current portfolio securities. During periods when interest rates are low, the Fund’s yield will also be low and the Fund may not generate enough income to pay its expenses or pay a daily dividend. This could impair the Fund’s ability to provide a positive yield and maintain a stable $1.00 share price. Fluctuations in interest rates may also have unpredictable effects on the markets and may affect the liquidity of the fixed-income securities held by the Fund.

The Fixed Income Funds’ are subject to the risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Funds invest. Generally, the value of fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Investment Style Risk — The Fixed Income Funds are subject to the risk that a Funds’ investments in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Leverage Risk — The Fixed Income Funds’ use of derivatives or investments in repurchase agreements may result in the Funds’ total investment exposure substantially exceeding the value of its portfolio securities and the Funds’ investment returns depending substantially on the performance of securities that the Funds may not directly own. The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Funds’ use

SEI Daily Income Trust

NOTES TO FINANCIAL STATEMENTS (Concluded)

January 31, 2024

of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The Funds are subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The prices of the Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Funds’ value may fluctuate and/or the Funds may experience increased redemptions from shareholders, which may impact the Funds’ liquidity or force the Funds to sell securities into a declining or illiquid market.

Mortgage-Backed Securities Risk — The Fixed Income Funds are subject to mortgage-backed securities risk. Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Funds’ expectations. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by a fund.

Opportunity Risk — The Funds are subject to the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to their investment strategies, the Short-Duration Government Fund and GNMA Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Funds’ performance.

Prepayment Risk — The Fixed Income Funds are subject to the risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Funds to invest the proceeds at generally lower interest rates.

Redemption Risk — The Money Market Funds may experience periods of heavy redemptions that could cause the Funds to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. This could have a significant adverse effect on the Funds’ ability to maintain a stable $1.00 share price, and, in extreme circumstances, could cause the Funds to suspend redemptions and liquidate completely.

Repurchase Agreement Risk — The Funds are subject to repurchase agreement risk. Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Funds whereby a defaulting counterparty could delay or prevent the Funds’ recovery of collateral.

U.S. Government Securities Risk — The Funds are subject to U.S. Government securities risk. Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed

SEI Daily Income Trust

against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

7. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of January 31, 2024, SPTC held of record the following:

Government Fund, Institutional Class	51%
Government Fund, Cl CAA	100%
Government Fund, Sweep Class	100%
Government II Fund	56%
Treasury II Fund	99%
Ultra Short Duration Bond Fund, Cl F	95%
Ultra Short Duration Bond Fund, Cl Y	93%
Short-Duration Government Fund, Cl F	97%
Short-Duration Government Fund, Cl Y	24%
GNMA Fund, Cl F	86%
GNMA Fund, Cl Y	99%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

8. REGULATORY MATTERS

Effective June 30, 2023, the U.K. Financial Conduct Authority stopped compelling or inducing banks to submit LIBOR rates. Investments impacted by the discontinuation of LIBOR may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (composed of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, to replace U.S. dollar LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, the Adjustable Interest Rate Act was signed into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. As of July 1, 2023 and continuing through September 30, 2024, the U.K. Financial Conduct Authority will publish 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings based on SOFR to serve as a fallback for non-U.S. contracts.

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of January 31, 2024.

SEI Daily Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Daily Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Daily Income Trust, comprised of the Government Fund, Government II Fund, Treasury II Fund, Ultra Short Duration Bond Fund, Short-Duration Government Fund, and GNMA Fund (collectively, the Funds), including the schedules of investments, as of January 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of January 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

March 28, 2024

SEI Daily Income Trust

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TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of January 31, 2024.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 77 yrs. old	Chairman of the Board of Trustees*	since 1989	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	98

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 83 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003). Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	98

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II from 1991 to 2018. Trustee of Bishop Street Funds from 2006 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Daily Income Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
TRUSTEES
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	98

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	98

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Prudential, 1983-1997.	98

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.	98

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	98

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Trustee	since 2021	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	92

Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Exchange Traded Funds and Adviser Managed Trust. Independent Consultant of New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Daily Income Trust

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 77 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Controller and Chief Financial Officer	since 2023

Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds since August 2023. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager, Funds Accounting, SEI Investments Global Funds Services from 2005-2023.

				N/A	N/A
Stephen Panner One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Chief Compliance Officer	since 2022

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

				N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Vice President and Secretary	since 2002

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President and Assistant Secretary	since 2009

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Katherine Mason One Freedom Valley Drive Oaks, PA 19456 44 yrs. Old	Vice President and Assistant Secretary	since 2022	Consulting Attorney, Hirtle, Callaghan & Co. from October 2021 – June 2022. Attorney, Stradley Ronon Stevens & Young from September 2007 – July 2012.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 56 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bridget Sudall One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2024

Anti-Money Laundering Compliance Officer and Privacy Officer. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Daily Income Trust

DISCLOSURE OF FUND EXPENSES (Unaudited)

January 31, 2024

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period August 1, 2023 to January 31, 2024).

The table on the next page illustrates your Fund’s costs in two ways:

●    Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

●    Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 8/1/23	Ending Account Value 1/31/24	Annualized Expense Ratios	Expenses Paid During Period *
Government Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,025.70	0.20%	$1.02
Class CAA	1,000.00	1,025.00	0.34	1.74
Sweep Class	1,000.00	1,025.00	0.35	1.79
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.15	0.20%	$1.02
Class CAA	1,000.00	1,023.49	0.34	1.73
Sweep Class	1,000.00	1,023.44	0.35	1.79
Government II Fund
Actual Fund Return
Class F	$1,000.00	$1,026.50	0.20%	$1.02
Hypothetical 5% Return
Class F	$1,000.00	$1,024.20	0.20%	$1.02

	Beginning Account Value 8/1/23	Ending Account Value 1/31/24	Annualized Expense Ratios	Expenses Paid During Period *
Treasury II Fund
Actual Fund Return
Class F	$1,000.00	$1,026.50	0.20%	$1.02
Hypothetical 5% Return
Class F	$1,000.00	$1,024.20	0.20%	$1.02
Ultra Short Duration Bond Fund
Actual Fund Return
Class F	$1,000.00	$1,033.90	0.38%	$1.95
Class Y	1,000.00	1,034.30	0.30	1.54
Hypothetical 5% Return
Class F	$1,000.00	$1,023.29	0.38%	$1.94
Class Y	1,000.00	1,023.69	0.30	1.53

SEI Daily Income Trust

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

January 31, 2024

	Beginning Account Value 8/1/23	Ending Account Value 1/31/24	Annualized Expense Ratios	Expenses Paid During Period *
Short-Duration Government Fund
Actual Fund Return
Class F	$1,000.00	$1,034.70	0.48%	$2.46
Class Y	1,000.00	1,034.50	0.33	1.69
Hypothetical 5% Return
Class F	$1,000.00	$1,022.74	0.48%	$2.45
Class Y	1,000.00	1,023.54	0.33	1.68
GNMA Fund
Actual Fund Return
Class F	$1,000.00	$1,027.20	0.61%	$3.12
Class Y	1,000.00	1,028.50	0.36	1.84
Hypothetical 5% Return
Class F	$1,000.00	$1,022.13	0.61%	$3.11
Class Y	1,000.00	1,023.39	0.36	1.84

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

SEI Daily Income Trust

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on January 31, 2024, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2023 calendar year. The SIMC Liquidity Risk Oversight Committee also reported that with respect to the Trust there were no reportable liquidity events during the period. The SIMC Liquidity Risk Oversight Committee noted that the Program was updated to reflect the current process for overriding liquidity classifications and related controls.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Daily Income Trust

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)

SEI Daily Income Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In connection with their consideration of such renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to renew an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to renew the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data that was engaged to prepare an assessment of the Funds in connection with the renewal of the Investment Advisory Agreements (the “Broadridge Report”); (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

SEI Daily Income Trust

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited) (Continued)

By way of background, at meetings during the prior fiscal year, the Board approved the creation of a new share class for the Government Fund along with changes to its two existing share classes as a way to more effectively separate retail and institutional investors, allowing the new share class to better align with other share classes offered in the retail investor market. There were no changes to the contractual investment advisory fee for the Government Fund. However, throughout the meetings when discussing the share classes, various factors were considered including, but not limited to, the fees charged and the services provided to the Government Fund and each share class. At a meeting held on October 27, 2022, in connection with such share class changes, the Board approved the termination of the contractual waiver upon its expiration on May 31, 2023.

At the March 20-22, 2023 Meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was renewed at meetings of the Board held during the course of the Trust’s fiscal year on March 20-22, 2023 and September 11-13, 2023. In each case, the Board’s renewal was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered the Broadridge Report. The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support the renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings (including meetings from the prior fiscal year in connection with share class changes for the Government Fund), the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap, as well as SIMC’s and its affiliates’ contractual waiver of certain other fees with respect to the Government, Government II and Treasury II Funds (as discussed above the contractual waiver for the Government Fund expired May 31, 2023 and was not renewed) to prevent total Fund operating expenses from exceeding a specified cap, and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the

SEI Daily Income Trust

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited) (Concluded)

appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported the renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Daily Income Trust

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a January 31, 2024 taxable year end, this notice is for information purposes only. For shareholders with a January 31, 2024, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended January 31, 2024, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Total Distributions (Tax Basis)	U.S. Government Interest (1)	Interest Related Dividends (2)	Short-Term Capital Gains Dividends (3)
Government Fund*	0.00%	100.00%	100.00%	46.23%	94.68%	100.00%
Government II Fund	0.00%	100.00%	100.00%	100.00%	93.52%	0.00%
Treasury II Fund	0.00%	100.00%	100.00%	100.00%	92.67%	0.00%
Ultra Short Duration Bond Fund*	0.00%	100.00%	100.00%	11.60%	87.48%	0.00%
Short-Duration Government Fund*	0.00%	100.00%	100.00%	17.43%	88.82%	0.00%
GNMA Fund*	0.00%	100.00%	100.00%	0.00%	91.86%	0.00%

Items (A), (B), (C) are based on the percentage of the Fund’s total distribution.

(1) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(2) The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(3) The percentage in this column represents the amount of “Short-Term Capital Gains Dividends” and is reflected as a percentage of short- term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

* Shareholders who are residents of California, Connecticut and New York, these funds have not met the statutory threshold requirements to permit exemption of these amounts from state income tax.

Please consult your tax adviser for proper treatment of this information.

SEI Daily Income Trust

SEI Daily Income Trust / Annual Report / January 31, 2024

Trustees

Robert A. Nesher, Chairman

William M. Doran

Nina Lesavoy

James M. Williams

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Glenn R. Kurdziel

Controller and Chief Financial Officer

Stephen Panner

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Katherine Mason

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-022 (1/24)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is Susan C. Cote. Ms. Cote is independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2024 and 2023 as follows:

		Fiscal Year 2024			Fiscal Year 2023
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$139,595	N/A	$0	$144,595	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees(2)	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(3)	$0	$359,009	$0	$0	$332,500	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax fees include amounts related to tax compliance and consulting services.
(3)	See Item 4(g) for a description of the services comprising the fees disclosed under this category

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2024	Fiscal 2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2024 and 2023 were $359,009 and $332,500, respectively. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in Item 1.

Item 7. Reserved.

Item 8. Reserved.

Item 9. Reserved.

Item 10. Reserved.

Item 11. Reserved.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee's Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Daily Income Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: April 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: April 8, 2024

By:	/s/ Glenn Kurdziel
Glenn Kurdziel
Controller & CFO

Date: April 8, 2024